EXHIBIT 4.81
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                                                                [EXECUTION COPY]

                               AMENDMENT AGREEMENT

     THIS AMENDMENT AGREEMENT, dated as of December 6, 2002 (this "Amendment Agreement"), is made by and among DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation (the "Parent"), DTG OPERATIONS, INC., formerly known as DOLLAR RENT A CAR SYSTEMS, INC., an Oklahoma corporation ("Operations"), THRIFTY RENT-A-CAR SYSTEM, INC., an Oklahoma corporation ("Thrifty," and, together with Operations, the "Subsidiary Borrowers"; the Parent and the Subsidiary Borrowers being collectively referred to herein as the "Borrowers"), various financial institutions parties hereto (collectively, the "Lenders"), CREDIT SUISSE FIRST BOSTON ("Credit Suisse First Boston"), as the administrative agent (in such capacity, the "Administrative Agent") for the Lenders, JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank, "Chase"), as the syndication agent (in such capacity, the "Syndication Agent") and, together with the Administrative Agent, the "Agents") for the Lenders.

                              W I T N E S S E T H:
                               -------------------

     WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Syndication Agent are parties to an Amended and Restated Credit Agreement, dated as of August 3, 2000 (as amended and in effect immediately prior to the Amendment Effective Date, the "Amended and Restated Credit Agreement", and together with all of the Loan Documents (as defined therein and in effect immediately prior to the Amendment Effective Date), the "Original Loan Documents");

     WHEREAS, the Parent desires to reorganize certain of its operations and Subsidiaries (the "Corporate Reorganization") pursuant to which reorganization it will seek (i) to combine the operation of its "Thrifty" vehicle rental locations in the United States, which are currently conducted by TRAC Team, Inc., an Oklahoma corporation, with the operation of its "Dollar" vehicle rental locations in the United States in one entity, DTG Operations, Inc., formerly known as Dollar Rent A Car Systems, Inc., and the current operator of the "Dollar" vehicle rental business and (ii) establish a new Wholly-Owned Subsidiary, Dollar Rent A Car, Inc., an Oklahoma corporation ("New Dollar"), that will franchise the "Dollar" vehicle rental business to third parties (with Thrifty Rent-A-Car System, Inc. continuing to conduct the franchising of the "Thrifty" vehicle rental business); and

     WHEREAS, in connection with the foregoing and in order to provide for certain clarifications and modifications, the Borrowers have requested that the Lenders amend and restate the Amended and Restated Credit Agreement, all as provided in the Second Amended and Restated Credit Agreement attached hereto as Annex I;

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     NOW, THEREFORE,  in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Administrative Agent" is defined in the preamble.

     "Agents" are defined in the preamble.

     "Amended and Restated Credit Agreement" is defined in the first recital.

     "Amendment Agreement" is defined in the preamble.

     "Amendment Effective Date" is defined in Section 3.1.

     "Borrowers" are defined in the preamble.

     "Chase" is defined in the preamble.

     "Corporate Reorganization" is defined in the second recital.

     "Credit Suisse First Boston" is defined in the preamble.

     "Lenders" are defined in the preamble.

     "New Dollar" is defined in the second recital.

     "Operations" is defined in the preamble.

     "Original Loan Documents" are defined in the first recital.

     "Original Security Documents" are defined in Section 4.5.

     "Parent" is defined in the preamble.

     "Second Amended and Restated Credit Agreement" is defined in Section 2.1.

     "Subsidiary Borrowers" are defined in the preamble.

     "Syndication Agent" is defined in the preamble.

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

     "Thrifty" is defined in the preamble.

     SECTION 1.2. Other Definitions. Unless otherwise defined or the context otherwise requires, terms used in this Amendment Agreement, including its preamble and recitals, have the meanings provided in the Second Amended and Restated Credit Agreement.

                                   ARTICLE II

                        AMENDMENT AND RESTATEMENT; WAIVER

     SECTION 2.1. Amendment and Restatement. Effective on (and subject to the occurrence of) the Amendment Effective Date, the Amended and Restated Credit Agreement (other than, except for Exhibit K and Item 7.8 of the Disclosure Schedule, the Exhibits and Schedules thereto) shall be and is hereby amended and restated to read in its entirety as set forth in Annex I hereto (as set forth in such Annex I, the "Second Amended and Restated Credit Agreement"), and as so amended and restated is hereby ratified, approved and confirmed in each and every respect. The rights and obligations of the parties to the Second Amended and Restated Credit Agreement with respect to the period prior to the occurrence of the Amendment Effective Date shall not be affected by such amendment and restatement.

     SECTION 2.2. Waiver. Subject to the satisfaction of the conditions set forth in Article III herein, the Lenders hereby forever waive compliance by the Borrowers with the provisions of clauses (c) and (e) of Section 8.2.4 of the Amended and Restated Credit Agreement for the fourth Fiscal Quarter of the 2001 Fiscal Year and the first, second and third Fiscal Quarters of the 2002 Fiscal Year.

                                  ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

     SECTION 3.1. Amendment Effective Date. This Amendment Agreement, and the amendments, waivers and modifications set forth herein, shall be and become effective on the date (the "Amendment Effective Date") when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent on or before December 6, 2002.

     SECTION 3.2. Resolutions, etc. The Administrative Agent shall have received from each Borrower and New Dollar a certificate, dated the Amendment Effective Date, of the Secretary or Assistant Secretary of such Person as to

          (a)  resolutions  of its  Board of  Directors  then in full  force and
     effect  authorizing  the  execution,   delivery  and  performance  of  this
     Amendment Agreement and each other Loan Document to be executed by it;

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          (b) the incumbency and signatures of those of its officers  authorized to act with respect to this Amendment Agreement, the Second Amended and Restated Credit Agreement and each other Loan Document executed by it; and

          (c) the full force and validity of each Organic Document of such Person and true and complete copies thereof,

upon which certificate each Lender, the Issuer and the Administrative Agent may conclusively rely until it shall have received a further certificate of the Secretary of such Borrower or such other Obligor canceling or amending such prior certificate.

     SECTION 3.3. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment Agreement, duly executed and delivered on behalf of each of the Borrowers and the Required Lenders.

     SECTION 3.4. Consents, etc. All governmental and third party approvals and consents necessary in connection with the amendment and restatement of the Amended and Restated Credit Agreement in the form of Annex I hereto and the other transactions contemplated hereby and by the Second Amended and Restated Credit Agreement (including the execution and delivery of this Amendment Agreement and each other Loan Document by each Obligor or party hereto and thereto and their performance of their respective Obligations hereunder and thereunder) and continuing operations of the Parent and its Subsidiaries (after giving effect to the amendment and restatement of the Amended and Restated
Credit Agreement in the form of Annex I hereto and the other transactions contemplated hereby and by the Second Amended and Restated Credit Agreement) shall have been obtained and be in full force and effect (and, to the extent requested by the Administrative Agent, the Administrative Agent shall have received true and correct copies of such approvals and consents) and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on any aspect of the amendment and restatement of the Amended and Restated Credit Agreement in the form of Annex I hereto and the other transactions contemplated hereby and by the Second Amended and Restated Credit Agreement.

     SECTION 3.5. Amendment Effective Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, the Amendment Effective Date Certificate, dated the date of the Amendment Effective Date and duly executed and delivered by an Authorized Officer of each Borrower, in which certificate such Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of such Borrower made as of such date, and, at the time such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to the Amendment Effective Date Certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.

     SECTION 3.6. No Material Adverse Change. There shall not have occurred a material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, since December 31, 2001.

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     SECTION  3.7.  Guaranty.  The  Administrative  Agent shall have  received a
Supplement to the Subsidiary Guaranty, dated the date hereof, duly executed by New Dollar.

     SECTION 3.8. Pledge Agreement. The Administrative Agent shall have received a Supplement to the Pledge Agreement, dated as of the date hereof (the "Pledge Agreement Supplement"), duly executed and delivered by Operations, together with the Pledged Notes (as defined in the Pledge Agreement), if any, and the certificates evidencing all of the issued and outstanding shares of Capital Stock of New Dollar pledged pursuant thereto, which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the Pledge Agreement Supplement are uncertificated securities, confirmation and evidence satisfactory to the
Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Lenders in accordance with the U.C.C. or any similar or local law which may be applicable.

     SECTION 3.9. Security Agreement. The Administrative Agent shall have received a Supplement to the Security Agreement, dated the date hereof, and duly executed and delivered by New Dollar.

     SECTION 3.10. Acknowledgment of Obligors. The Administrative Agent shall have received, with counterparts for each Lender, an affirmation and acknowledgment, substantially in the form of Annex II, dated as of the Amendment Effective Date, from each Obligor not otherwise a party to this Amendment Agreement affirming its obligations under the Loan Documents to which it is a party and acknowledging the amendment and restatement of the Amended and Restated Credit Agreement in the form of Annex I hereto and the other transactions contemplated hereby and by the Second Amended and Restated Credit Agreement, which affirmation and acknowledgment shall have been duly executed and delivered by an Authorized Officer of each such Obligor.

     SECTION 3.11. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Amendment Effective Date and addressed to the Agents, the Issuer and the Lenders, from (a) Debevoise & Plimpton, New York counsel for the Obligors and Chrysler, in form and substance reasonably satisfactory to the Administrative Agent and (b) Hall, Estill, Hardwick, Gable, Golden & Nelson, Oklahoma counsel for the Obligors, in form and substance reasonably satisfactory to the Administrative Agent.

     SECTION 3.12. Fees, Expenses, etc. (a) The Administrative Agent shall have received for its own account all fees, costs and expenses due and payable pursuant to Section 5.2 and Sections 3.3 and 12.3 of the Second Amended and Restated Credit Agreement, to the extent then invoiced.

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     (b) The Administrative  Agent shall have received,  for the account of each
Lender entitled thereto, the amendment fees due and payable pursuant to Section 5.3.

     SECTION 3.13. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of any Borrower or any of their respective Subsidiaries or any other Obligor shall be satisfactory in form and substance to the Administrative Agent and its counsel; and the Administrative Agent and such counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or such counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders, the Issuer and the Agents to enter into this Amendment Agreement and to amend and restate the Amended and Restated Credit Agreement (including the exhibits and schedules referred to in Section 2.1) to read in its entirety as set forth in Annex I hereto, each of the Borrowers represents and warrants unto each Agent, the Issuer and each Lender as set forth in this Article IV.

     SECTION 4.1. Compliance with Representations and Warranties. The representations and warranties set forth herein, in Article VII of the Second Amended and Restated Credit Agreement and in each other Loan Document are true and correct with the same effect as if made on and as of the Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

     SECTION 4.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Borrower of this Amendment Agreement, the Second Amended and Restated Credit Agreement, and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it and each such Borrower's and each such other Obligor's participation in the amendment and restatement of the Amended and Restated Credit Agreement in the form of Annex I hereto and the other transactions contemplated hereby and by the Second Amended and Restated Credit Agreement are within each such Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

          (a) contravene such Borrower's or such other Obligor's Organic Documents;

          (b)  contravene   any  material   contractual   restriction,   law  or
     governmental regulation or court decree or order binding on or affecting such Borrower or such other Obligor; or

          (c) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties and the Liens created under the Chrysler Credit Support Documents for the benefit of Chrysler) on any of such Borrower or such other Obligor's properties.

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     SECTION  4.3.  Government  Approval,  Regulation,  etc.  Other  than  those authorizations, approvals or other actions by, and notices to or filings with, any governmental authority or regulatory body, if any, which have been duly obtained or made and are in full force and effect, no additional authorization or approval or other action by, and no additional notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by any Borrower or any other Obligor of this Amendment Agreement, the Second Amended and Restated Credit Agreement, the Notes or any other Loan Document to which it is a party, or, except to the extent such failure to so obtain or make such authorizations, approvals or other actions could not reasonably be expected to have an adverse effect on the interests of the Lenders hereunder and under the Second Amended and Restated Credit Agreement and the other Loan Documents or a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, for such Borrower's and each such other Obligor's participation in the amendment and restatement of the Amended and Restated Credit Agreement in the form of Annex I hereto and the other transactions contemplated hereby and by the Second Amended and Restated Credit Agreement and the other Loan Documents. No Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 4.4. Validity, etc. This Amendment Agreement constitutes, and the Second Amended and Restated Credit Agreement, the Notes and each other Loan Document executed by each Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms; and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms.

     SECTION 4.5. Non-Impairment, etc. After giving effect to this Amendment Agreement, neither the modification and restatement of the Amended and Restated Credit Agreement or any other Original Loan Document effected pursuant to this Amendment Agreement nor the execution, delivery, performance or effectiveness of this Amendment Agreement, the Second Amended and Restated Credit Agreement or any other Loan Document impairs the validity, effectiveness or priority of the Liens granted pursuant to the Pledge Agreement and the Security Agreement (as such terms are defined in the Amended and Restated Credit Agreement and as in effect immediately prior to the Amendment Effective Date, the "Original Security Documents"), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. Neither the modification and restatement of the Amended and Restated Credit Agreement or the other Original Loan Documents effected pursuant to this Amendment Agreement nor the execution, delivery, performance or effectiveness of this Amendment Agreement, the Second Amended and Restated Credit Agreement or any other Loan Document requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens, except for amendment to Uniform Commercial Code financing statements in which Operations is the "debtor" for the purpose of reflecting the change in its name. Under the foregoing circumstances, the position of the Lenders with respect to such Liens, the Collateral (as defined in the Original Security Documents) in which a security interest was granted pursuant to the Original Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Agreement and the Pledge Agreement have not been adversely affected in any material respect by the modification and restatement of the Amended and Restated Credit Agreement or the other Original Loan Documents effected pursuant to this Amendment Agreement or by the execution, delivery, performance or effectiveness of this Amendment Agreement, the Second Amended and Restated Credit Agreement or any other Loan Document.

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

     SECTION 4.6. Compliance With Original Credit Agreement. As of the execution and delivery of this Amendment Agreement and up to the Amendment Effective Date, each Obligor is in compliance in all material respects with all the terms and conditions of the Amended and Restated Credit Agreement and the other Original Loan Documents to be observed or performed by it, and no Default has occurred and is continuing.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

     SECTION 5.1. No Other Amendments; References to the Credit Agreement. Other than as specifically provided herein or in the amendment of terms and conditions of the Amended and Restated Credit Agreement that are specifically reflected in the Second Amended and Restated Credit Agreement, this Amendment Agreement shall not operate as a waiver or amendment of any right, power or privilege of any Lender under the Amended and Restated Credit Agreement or any other Original
Loan Document or of any other term or condition of the Amended and Restated Credit Agreement or any other Original Loan Document nor shall the entering into of this Amendment Agreement preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Second Amended and Restated Credit Agreement. All references to the Amended and Restated Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment Effective Date be deemed to refer to the Second Amended and Restated Credit Agreement, and, as used in the Second Amended and Restated Credit Agreement, the terms "Agreement", "herein", "hereunder", "hereto", and words of similar import shall mean, from and after the Amendment Effective Date, the Second Amended and Restated Credit Agreement. For the avoidance of doubt, references to "Dollar" in any Loan Document executed and delivered prior to the Amendment Effective Date shall from and after the occurrence of the Amendment Effective Date be a reference to "Operations".

     SECTION 5.2. Fees and Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement (and the Second Amended and Restated Credit Agreement), including all reasonable fees and disbursements of Mayer, Brown, Rowe & Maw, as counsel for the Administrative Agent.

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     SECTION 5.3.  Amendment  Fee. Upon the  satisfaction  of the conditions set forth in Section 3.3, the Borrowers shall pay, without setoff, deduction or counterclaim, a non-refundable amendment fee for the account of each Lender that has executed and delivered counterparts to this Agreement, at or prior to 5:00 p.m. New York time, on December 5, 2002 (as such time may be extended by the Parent), in the amount of ten (10) basis points of such Lender's aggregate Commitments as of the date hereof. The aggregate amount of such amendment fee shall be paid at or prior to noon, New York time, on December 6, 2002 (or, in the event that the date in the immediately preceding sentence has been extended,
the  Business  Day  that  immediately   succeeds  such  extended  date)  to  the
Administrative Agent for the pro rata account of the Lenders entitled to receive such amendment fee.

     SECTION 5.4. Further Assurances, etc. Each of the Borrowers agrees that, from time to time at its own expense, it will promptly execute and deliver, or cause the execution and delivery of, all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that the Administrative Agent may reasonably request, in order to effectuate the amendments to, and modifications of, the provisions of the Loan Documents expressly contemplated herein, including (i) amendments to, and/or modifications of, other provisions of the Loan Documents and (ii) for purposes of maintaining the validity, effectiveness and priority of the Liens granted pursuant to the Original Security Documents or enabling the Administrative Agent to exercise and enforce its rights and remedies with respect to any Collateral (as defined in the relevant Loan Document).

     SECTION 5.5. Headings. The various headings of this Amendment Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this or any other provisions hereof.

     SECTION 5.6. Governing Law. THIS AMENDMENT AGREEMENT, THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 5.7. Counterparts. This Amendment Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 5.8. Cross-References. References in this Amendment Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment Agreement.

     SECTION 5.9. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

                                        DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.


                                        By:_____________________________________
                                                    Pamela S. Peck
                                                    Treasurer

                                        Address:    5330 East 31st Street
                                                    Tulsa, OK 74135

                                        Facsimile No.:  (918) 669-2301

                                        Attention:  Pamela S. Peck


                                        DTG OPERATIONS, INC., formerly known as
                                          Dollar Rent A Car Systems, Inc.


                                        By:_____________________________________
                                                    Michael H. McMahon
                                                    Treasurer

                                        Address:    5330 East 31st Street
                                                    Tulsa, OK 74135

                                        Facsimile No.:  (918) 669-3046

                                        Attention:  Vicki J. Vaniman

                                        THRIFTY RENT-A-CAR SYSTEM, INC.


                                        By:_____________________________________
                                                    Pamela S. Peck
                                                    Treasurer

                                        Address:    5310 East 31st Street
                                                    Tulsa, OK 74135

                                        Facsimile No.:  (918) 669-2396

                                        Attention:  Randall J. Holder


                                        CREDIT SUISSE FIRST BOSTON, as the
                                          Administrative Agent


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        By:_____________________________________
                                          Name:
                                          Title:

                                        Address:    Eleven Madison Avenue
                                                    13th Floor
                                                    New York, NY  10010-3629

                                        Facsimile No.:  (212) 325-8304

                                        Attention:  Andrea Chicas

                                        CREDIT SUISSE FIRST BOSTON, as Issuer


                                        By:_____________________________________
                                          Name:
                                          Title:


                                        By:_____________________________________
                                          Name:
                                          Title:


                                        JPMORGAN CHASE BANK, as the
                                          Syndication Agent


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        Address:

                                        Facsimile No.:

                                        Attention:

                                        LENDERS:


                                        CREDIT SUISSE FIRST BOSTON


                                        By:_____________________________________
                                          Name:
                                          Title:


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        JPMORGAN CHASE BANK


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        BANK OF OKLAHOMA, NATIONAL ASSOCIATION


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        DEUTSCHE BANK AG, NEW YORK BRANCH



                                        By:_____________________________________
                                          Name:
                                          Title:




                                        By:_____________________________________
                                          Name:
                                          Title:

                                        BANK OF TOKYO - MITSUBISHI  TRUST
                                          COMPANY


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        DRESDNER BANK AG, NEW YORK AND GRAND
                                          CAYMAN BRANCHES


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        LOCAL OKLAHOMA BANK


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        MIDFIRST BANK


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        THE BANK OF NOVA SCOTIA


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        ARVEST BANK


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        TEXTRON FINANCIAL CORPORATION


                                        By:_____________________________________
                                          Name:
                                          Title:

                                                                 ANNEX I TO THE
                                                             AMENDMENT Agreement
                                                          DATED DECEMBER 6, 2002


                                U.S. $215,000,000

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT,
                          dated as of December 6, 2002,

        (amending and restating the Amended and Restated Credit Agreement dated as of August 3, 2000)


                                      among


                     DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.,
                              DTG OPERATIONS, INC.
                                       and
                        THRIFTY RENT-A-CAR SYSTEM, INC.,
                                as the Borrowers,

                         VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders,

                           CREDIT SUISSE FIRST BOSTON,
                          as the Administrative Agent,


                                       and


                              JPMORGAN CHASE BANK,
                            as the Syndication Agent.


                                   Arranged By
                           CREDIT SUISSE FIRST BOSTON
                         JPMORGAN CHASE SECURITIES INC.

                           SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

     THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 6, 2002 (amending and restating the Amended and Restated Credit Agreement dated as of August 3, 2000, as amended prior to the date hereof), among DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation (the "Parent"), DTG OPERATIONS, INC., formerly known as DOLLAR RENT A CAR SYSTEMS, INC., an Oklahoma corporation ("Operations"), THRIFTY RENT-A-CAR SYSTEM, INC., an Oklahoma corporation ("Thrifty," and, together with Operations, the "Subsidiary Borrowers"; the Parent and the Subsidiary Borrowers being collectively referred to herein as the "Borrowers"), various financial institutions as are or may become parties hereto (collectively, the "Lenders"), CREDIT SUISSE FIRST BOSTON ("Credit Suisse First Boston"), as the administrative agent (in such capacity, the "Administrative Agent") for the Lenders, JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank, "Chase"), as the syndication agent (in such capacity, the "Syndication Agent") and, together with the Administrative Agent, the "Agents") for the Lenders and CREDIT SUISSE FIRST BOSTON and JPMORGAN CHASE SECURITIES INC. as the co-arrangers (in such capacities, the "Arrangers").

                              W I T N E S S E T H:

     WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Arrangers are parties to the Amended and Restated Credit Agreement, dated as of August 3, 2000 (as amended and as in effect immediately prior to the effectiveness of this Agreement, the "Amended and Restated Credit Agreement");

     WHEREAS, the Borrowers have requested that the Lenders amend and restate the Amended and Restated Credit Agreement (the Amended and Restated Credit Agreement, as amended and restated by this Agreement (such capitalized term, and other capitalized terms used in these recitals, to have the meanings set forth in Section 1.1), being referred to as the "Credit Agreement");

     WHEREAS,

          (a) the Subsidiary Borrowers are engaged directly and through their various Subsidiaries in the business of (i) renting worldwide for general use passenger automobiles, light and medium duty trucks and vans, (ii) selling in the United States and Canada new and used vehicles, (iii) franchising the foregoing business to other Persons, (iv) providing support and services to franchisees, including (A) fleet leasing of vehicles and
     (B) purchasing passenger automobiles, shuttle buses, vans and light and medium duty trucks and financing the sale thereof to franchisees and (v) fleet leasing of vehicles to Persons other than franchisees; and

          (b) Thrifty Car Sales is engaged in (i) the business of franchising businesses in the United States and Canada to sell new and used vehicles (the "Thrifty Car Sale Franchise Business") and (ii) the operation, directly or through its Subsidiaries, of (A) locations in the United States and Canada in which it sells (1) vehicles used in the Parent's other businesses and (2) other used vehicles purchased from time to time to maintain adequate inventory, as well as (B) locations in the United States and Canada acquired from franchisees of the Thrifty Car Sale Franchise Business in the ordinary course of business (such operations, together with the Thrifty Car Sale Franchise Business, the "Thrifty Car Sale Business");

     WHEREAS (a) the Parent has issued shares of its common stock, par value $0.01 per share (the "Common Stock"), pursuant to a registered public offering for net cash proceeds of at least $45,000,000, which proceeds were used to provide collateral for the financing of vehicles by the Parent and its subsidiaries (the "Primary Equity Offering"), and (b) DaimlerChrysler Corporation, a Delaware corporation (formerly known as Chrysler Corporation) ("Chrysler"), sold 20,000,000 shares of the Common Stock of the Parent owned by it pursuant to a registered public offering which, following the consummation thereof, resulted in the Parent no longer being a subsidiary of Chrysler (the "Secondary Equity Offering," and, together with the Primary Equity Offering, the "Equity Offerings");

     WHEREAS, the Parent has implemented through a special purpose, bankruptcy remote, Wholly Owned Subsidiary, Rental Car Finance Corp., formerly known as Thrifty Car Rental Finance Corporation ("RCFC"), medium-term note programs secured by vehicles and related assets, which medium-term note programs replaced previous financing arrangements with Chrysler Financial Corporation and has provided and still provides funds for the purchase of additional vehicles (collectively, the "MTN Program");

     WHEREAS, (a) the Parent has implemented through a special purpose, bankruptcy remote, Wholly Owned Subsidiary, Dollar Thrifty Funding Corp. ("Dollar Thrifty Funding"), a commercial paper program secured by vehicles and related assets, the proceeds of which were and are used to finance vehicle fleet growth and to refinance existing vehicle fleet indebtedness (the "CP Program"), and (b) in connection with the CP Program, Dollar Thrifty Funding has entered into a 364-day revolving liquidity facility to provide backup liquidity for the commercial paper issued pursuant to the CP Program (the "Liquidity Facility");

     WHEREAS, in connection with the foregoing, the Parent and its Subsidiaries have entered into certain agreements with Chrysler and its subsidiaries relating to the separation of the Parent from Chrysler, including (i) credit support arrangements for the MTN Program (and the CP Program) and (ii) other matters with respect to taxes and insurance (collectively, the "Continuing Chrysler Arrangements," and, together with the Equity Offerings, the MTN Program and the CP Program, the "Original Transaction");

     WHEREAS, in connection with the amendment and restatement of the Amended and Restated Credit Agreement, the Borrowers desire to obtain Commitments from the Lenders pursuant to which

          (a) Loans will be made to the Borrowers from time to time prior to the Commitment Termination Date; and

          (b) Letters of Credit will be issued by the Issuer for the account of the Borrowers and under the several responsibilities of the Lenders from time to time prior to the Commitment Termination Date, in maximum aggregate principal amount for Loans at any one time outstanding not to exceed in the aggregate $70,000,000 and in a maximum aggregate Stated Amount for Letters of Credit outstanding at any one time not to exceed in the aggregate $215,000,000;

     WHEREAS, the Lenders and the Issuer are willing, on the terms and subject to the conditions set forth in the Amendment Agreement (including Article III thereof) and hereinafter set forth (including Article VI), to so amend and
restate  the  Amended  and  Restated   Credit   Agreement  and  to  extend  such
Commitments, make such Loans to the Borrowers and issue, and participate in, such Letters of Credit; and

     WHEREAS,

          (a) the proceeds of such Loans will be used for general corporate purposes of Operations, Thrifty and the other operating Subsidiaries of the Parent; and

          (b) such Letters of Credit will be used by the Borrowers and their respective operating Subsidiaries

               (i) as credit and/or liquidity enhancement for the CP Program and the MTN Program (the "Enhancement Letters of Credit"), and

               (ii)   for   other    general   corporate   purposes   (including
          performance and insurance bonds) (the "General Letters of Credit");

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "ABR Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

     "Account Party" means (a) any Borrower, (b) in any case of the CP Enhancement Letter of Credit, Dollar Thrifty Funding, (c) any Subsidiary Guarantor or SPC for the account of which a Letter of Credit is issued in accordance with Article IV and (d) to the extent permitted by clause (k)(ii) of
Section 8.2.5, any franchisee of a Subsidiary Borrower for the account of which a Letter of Credit is issued in accordance with Article IV.

     "Additional Material Property" means any property with respect to which a Mortgage is required to be delivered pursuant to Section 8.1.8 hereof.

     "Adjusted Debt" means, at any time, the sum of (a) Non-Vehicle Debt at such time plus (b) the maximum amount available for drawing under each letter of credit, bond or similar obligation (including Letters of Credit and Surety Bonds, but excluding any Letter of Credit to the extent it may be drawn upon to reimburse a payment made by the issuer of a Surety Bond under such Surety Bond), whether or not drawn and whether or not any conditions to drawing can then be met at such time.

     "Adjusted EBITDA" means, for any applicable period, the excess of

          (a)   EBITDA for such period

over

          (b) to the extent added in arriving at such EBITDA, the sum of (i) the aggregate amount of depreciation in respect of Vehicles during such period plus (ii) Vehicle Interest Expense during such period.

     "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 11.4.

     "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

          (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

          (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

Neither Chrysler nor any of its Subsidiaries shall be deemed to be an Affiliate of the Parent solely as a result of its execution and delivery of the Chrysler Supply Agreement or any agreement evidencing a Continuing Chrysler Arrangement or solely because of its rights thereunder.

     "Agents" is defined in the preamble.

     "Aggregate Interest Expense" is defined in clause (a) of the definition of "Non-Vehicle Interest Expense".

     "Agreement" means, on any date, this Credit Agreement as originally in effect upon the occurrence of the Amendment Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "Alternate Base Rate" means, on any date and with respect to all ABR Loans, a fluctuating rate of interest per annum equal to the higher of

          (a) the rate of interest most recently established by Credit Suisse First Boston at its principal office in New York, New York as its base or prime rate for U.S. Dollar loans; and

          (b)   the  Federal   Funds  Rate  most  recently   determined  by  the
     Administrative Agent plus 50 basis points.

If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including the inability of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition of "Federal Funds Rate", the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by Credit Suisse First Boston in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as ABR Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrowers and the Lenders of changes in the Alternate Base Rate.

     "Amended and Restated Credit Agreement" is defined in the first recital.

     "Amendment Agreement" means the Amendment Agreement, dated as of December 6, 2002, among, inter alia, the Borrowers, the Lenders, the Issuer and the Administrative Agent.

     "Amendment Effective Date" means the date this Agreement becomes effective pursuant to the terms and conditions of the Amendment Agreement.

     "Amendment Effective Date Certificate" means the certificate executed and delivered by the Borrowers pursuant to Section 3.5 of the Amendment Agreement, substantially in the form of Exhibit K hereto.

     "Applicable Commitment Fee" means, as of any date, a per annum fee on the average daily unused portion of the Commitment Amount determined pursuant to the following pricing grid (expressed in basis points), subject to the provisions of this definition set forth below:

                                   PRICING GRID

                                                    Applicable
                  Leverage Ratio                  Commitment Fee
               -------------------                --------------
                    X >= 2.0                           37.5
               X >= 1.0, but < 2.0                     30.0
               X >= .75, but < 1.0                     25.0
                     X < .75                           22.5

     The Applicable Commitment Fee, at any time from and after the Original Amendment Effective Date, on the average daily unused portion of the Commitment Amount, shall be determined pursuant to the Pricing Grid above at such time. At all times that the Applicable Commitment Fee is determined by reference to the Pricing Grid, "X" refers to the Leverage Ratio, which ratio shall be determined based upon the Compliance Certificate delivered pursuant to clause (c) of
Section  8.1.1 of the Amended and  Restated  Credit  Agreement  or clause (c) of
Section 8.1.1 and shall remain in effect until such time as the next Compliance Certificate shall be delivered (and, at such time, the Applicable Commitment Fee shall change based on such next Compliance Certificate); provided, however, that, if any such Compliance Certificate is not delivered to the Administrative Agent on or prior to the date required pursuant to clause (c) of Section 8.1.1 of the Amended and Restated Credit Agreement or clause (c) of Section 8.1.1, the Applicable Commitment Fee from and including the date on which such Compliance Certificate was required to be delivered to but not including the actual date of delivery of such Compliance Certificate shall conclusively equal the highest Applicable Commitment Fee. Notwithstanding the foregoing, (i) from (and including) January 7, 2002 to (but excluding) the date the Administrative Agent receives the Compliance Certificate with respect to the first Fiscal Quarter of the 2002 Fiscal Year, the Applicable Commitment Fee shall be 75 basis points, and (ii) thereafter until (but excluding) the later of January 31, 2003 and the date the Administrative Agent receives the Compliance Certificate with respect to the fourth Fiscal Quarter of the 2002 Fiscal Year, the Pricing Grid referred to above shall instead be the following:

                                   PRICING GRID

                                                    Applicable
                  Leverage Ratio                  Commitment Fee
               -------------------                --------------
                    X >= 4.0                           75.0
               X >= 2.0, but < 4.0                     37.5
               X >= 1.0, but < 2.0                     30.0
               X >= .75, but < 1.0                     25.0
                     X < .75                           22.5

     "Applicable Margin" means, with respect to any Loan of any type, as of any date, the rate per annum determined pursuant to the following pricing grid (expressed in basis points), subject to the provisions of this definition set forth below:

                                    PRICING GRID

                                  Eurodollar Loan              ABR Loan
        Leverage Ratio           Applicable Margin         Applicable Margin
     -------------------         -----------------         -----------------
          X >= 3.5                      250                       150
     X >= 3.0, but < 3.5                225                       125
     X >= 2.0, but < 3.0                200                       100
     X >= 1.0, but < 2.0                175                        75
     X >= .75, but < 1.0                150                        50
           X < .75                      125                        37.5

     The Applicable Margin, at any time from and after the Original Amendment Effective Date, for Loans, shall be determined pursuant to the Pricing Grid above at such time. At all times that the Applicable Margin is determined by reference to the Pricing Grid, "X" refers to the Leverage Ratio, which ratio shall be determined based upon the Compliance Certificate delivered pursuant to clause (c) of Section 8.1.1 of the Amended and Restated Credit Agreement or clause (c) of Section 8.1.1 and shall remain in effect until such time as the next Compliance Certificate shall be delivered (and, at such time, the Applicable Margin shall change based on such next Compliance Certificate); provided, however, that, if any such Compliance Certificate is not delivered to the Administrative Agent on or prior to the date required pursuant to clause (c) of Section 8.1.1 of the Amended and Restated Credit Agreement or clause (c) of
Section 8.1.1, the Applicable Margin for Loans from and including the date on which such Compliance Certificate was required to be delivered to but not including the actual date of delivery of such Compliance Certificate shall conclusively equal the highest Applicable Margin for Loans set forth above. Notwithstanding the foregoing, (i) from (and including) January 7, 2002 to (but excluding) the date the Administrative Agent receives the Compliance Certificate with respect to the first Fiscal Quarter of the 2002 Fiscal Year, the Applicable Margin for Eurodollar Loans shall be 300 basis points and the Applicable Margin for ABR Loans shall be 200 basis points and (ii) thereafter until (but excluding) the later of January 31, 2003 and the date the Administrative Agent receives the Compliance Certificate with respect to the fourth Fiscal Quarter of the 2002 Fiscal Year, the Pricing Grid referred to above shall instead be the following:

                                    PRICING GRID

                                  Eurodollar Loan              ABR Loan
        Leverage Ratio           Applicable Margin         Applicable Margin
     -------------------         -----------------         -----------------
           X >= 4.0                     300                       200
     X >= 3.5, but < 4.0                250                       150
     X >= 3.0, but < 3.5                225                       125
     X >= 2.0, but < 3.0                200                       100
     X >= 1.0, but < 2.0                175                        75
     X >= .75, but < 1.0                150                        50
            X < .75                     125                        37.5

     "Arrangers" is defined in the preamble.

     "Assignee Lender" is defined in Section 12.11.1.

     "Authorized Officer" means, relative to any Borrower and any other Obligor, those of its officers or managing members (in the case of a limited liability company) whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 6.1.1 of the Original Credit Agreement, Section 3.2 of the Original Amendment Agreement or Section 3.2 of the Amendment Agreement.

         "Base Indenture" means the Base Indenture, dated as of December 13, 1995, between RCFC and Bankers Trust Company, now known as Deutsche Bank Trust
     Company Americas, as Trustee, as in effect on the Original Effective Date, together with the Base Indenture Supplements thereto, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

     "Base Indenture Supplement" means any supplement to the Base Indenture, including (i) the Series 1997-1 Supplement dated as of December 23, 1997, (ii) the Amended and Restated Series 1998-1 Supplement dated as of February 26, 2002,
(iii) the Series 1999-1 Supplement dated as of April 29, 1999, (iv) the Series 2000-1 Supplement dated as of December 15, 2000, (v) the Series 2001-1 Supplement dated as of March 6, 2001, and (vi) the Series 2002-1 Supplement dated as of June 4, 2002.

     "Borrower Debtor" is defined in clause (a) of Section 10.1.

     "Borrower Guarantor" is defined in clause (a) of Section 10.1.

     "Borrower   Guaranty"  means  the  Obligations  of  a  Borrower   Guarantor
undertaken pursuant to Article X.

     "Borrowers" is defined in the preamble.

     "Borrowing" means the Loans of the same type and, in the case of Eurodollar Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.

     "Borrowing Request" means a Loan request and certificate duly executed by an Authorized Officer of any Borrower, substantially in the form of Exhibit B-1 hereto.

     "Business Acquisition" means the acquisition, by purchase or otherwise, of all or substantially all of the assets and, if applicable, assumption of all or substantially all of the liabilities (or any part of the assets and, if applicable, the liabilities, constituting all or substantially all of a business or line of business) of any Person, whether such acquisition is direct or indirect, including through the acquisition of the business of, or Capital Stock of, such Person.

     "Business Day" means

          (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York; and

          (b) relative to the making, continuing, converting, prepaying or repaying of any Eurodollar Loan, any day described in clause (a) above on which dealings in U.S. Dollars are carried on in the London interbank market.

     "Capital Expenditures" means, for any period, the sum of

          (a) the aggregate amount of all expenditures of the Parent and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP (to the extent applicable), would be classified as capital expenditures; and

          (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period;

provided, however, that Capital Expenditures shall not include any such amounts made or incurred in connection with Permitted Business Acquisitions (including Permitted Business Acquisitions that are Excepted Acquisitions).

     "Capital Stock" means with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock or equity, whether now outstanding or issued after the Original Effective Date, including all common stock, preferred stock, partnership interests and member interests.

     "Capitalized Lease Liabilities" means all monetary obligations of the Parent or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and, with respect to any such leasing or similar arrangement, the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

     "Cash Equivalent Investments" means

          (a)   U.S. Government Obligations maturing in not more than 270 days;

          (b) participation certificates (excluding strip mortgage securities that are purchased at prices exceeding their principal amounts) and senior debt obligations of the Federal Home Loan Mortgage Corporation, consolidated system wide bonds and notes of the Farm Credit System, senior debt obligations and mortgage-backed securities (excluding stripped mortgage securities which are purchased at prices exceeding their principal amounts) of the Federal Mortgage Association which, in the case of mortgage-backed securities, are rated at least (i) AA by S&P and Aa by Moody's if such mortgage-backed securities are rated by both such rating agencies or (ii) AA by S&P or Aa by Moody's if such mortgage-backed securities are rated by only one such rating agency, senior debt obligations (excluding securities that have no fixed value and/or whose terms do not promise a fixed dollar amount at maturity or call date) of the Student Loan Marketing Association and debt obligations of the Resolution Funding Corp., in each case, maturing not more than 270 days (collectively, "Agency Obligations");

          (c) (i) direct obligations of any state of the United States or any subdivision or agency thereof whose short-term unsecured general obligation debt is rated at least (A) A-1 by S&P and P-1 by Moody's if such short-term unsecured general obligation debt is rated by both such rating agencies or
     (B) A-1 by S&P or P-1 by Moody's if such short-term unsecured general obligation debt is rated by only one such rating agency or (ii) any obligation that is (A) rated at least equivalent to (1) A-1 by S&P and P-1 by Moody's if such obligation is rated by both such rating agencies or (2) A-1 by S&P or P-1 by Moody's if such obligation debt is rated by only one such rating agency, and (B) fully and unconditionally guaranteed by any state, subdivision or agency whose short-term unsecured general obligation debt is rated at least equivalent to (1) A-1 by S&P and P-1 by Moody's if such short-term unsecured general obligation debt is rated by both such rating agencies or (2) A-1 by S&P or P-1 by Moody's if such short-term unsecured general obligation debt is rated by only one such rating agency;

          (d) commercial paper maturing in not more than 270 days which is issued by a corporation (other than an Affiliate of any Obligor) and that is rated at least equivalent to (i) A-1 by S&P and P-1 by Moody's if such commercial paper is rated by both such rating agencies or (ii) A-1 by S&P or P-1 by Moody's if such commercial paper is rated by only one such rating agency;

          (e) deposits (including Eurodollar time deposits), federal funds or bankers acceptances (maturing in not more than 365 days) of any domestic bank (including a branch office of a foreign bank which branch office is located in the United States), which:

               (i) has an unsecured, uninsured and unguaranteed obligation that is rated at least equivalent to (A) A-1 by S&P and P-1 by Moody's if such unsecured, uninsured and unguaranteed obligation is rated by both such rating agencies or (B) A-1 by S&P or P-1 by Moody's if such unsecured, uninsured and unguaranteed obligation is rated by only one such rating agency;

               (ii) is the lead bank of a parent bank holding company with an uninsured, unsecured and unguaranteed obligation meeting the rating requirements in the preceding clause (i);

               (iii) has combined capital, surplus and undivided profits of not less than $500 million and an unsecured, uninsured and unguaranteed long-term obligation that is rated at least equivalent to (A) A by S&P and Moody's if such unsecured, uninsured and unguaranteed long-term obligation is rated by both such rating agencies or (B) A by S&P or Moody's if such unsecured, uninsured and unguaranteed long-term obligation is rated by only one such rating agency; or

               (iv)   is a Lender;

          (f) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of not less than $100 million and deposits, not to exceed $100,000, at any bank or savings and loan association that serves the local and non-centralized corporate operations of a Subsidiary Borrower, provided such deposits are in each case fully insured by the Federal Deposit Insurance Corporation, the Banking Insurance Fund or the Savings Association Insurance Fund;

          (g) investments in a money-market fund which may be a 12b-1 fund as registered under the Investment Company Act of 1940 and is rated at least equivalent to (i) AAm or AAm-G by S&P and P-1 by Moody's if such money-market fund is rated by both such rating agencies or (ii) AAm or AAm-G by S&P or P-1 by Moody's if such money-market fund is rated by only one such rating agency;

          (h) repurchase agreements with a term of six months or less with any institution having short-term, unsecured debt rated at least equivalent to
     (i) A-1 by S&P and P-1 by Moody's if such short-term, unsecured debt is rated by both such rating agencies or (ii) A-1 by S&P or P-1 by Moody's if such short-term, unsecured debt is rated by only one such rating agency;

          (i) repurchase agreements collateralized by U.S. Government Obligations or Agency Obligations (the "Collateral Securities") with any registered broker-dealer which is under the jurisdiction of the Securities Investors Protection Corp. or any commercial bank, if such broker-dealer or bank has uninsured, unsecured and unguaranteed debt rated at least equivalent to (i) A-1 by S&P and P-1 by Moody's if such uninsured, unsecured and unguaranteed debt is rated by both such rating agencies or
     (ii) A-1 by S&P or P-1 by Moody's if such uninsured, unsecured and unguaranteed debt is rated by only one such rating agency; provided that:

                    (A) a master repurchase  agreement or other specific written repurchase agreement governs the transaction;

                    (B) the Collateral Securities are held free and clear of any other Lien by the Administrative Agent or an independent third party acting solely as agent for the Administrative Agent, provided that any such third party (1) is (x) a Federal Reserve bank, (y) a bank which is a member of the Federal Deposit Insurance Corporation and which has combined capital, surplus and undivided profits of not less that $250 million, or (z) a bank approved in writing for such purpose by the Required Lenders, and
               (2) certifies in writing to the Administrative Agent (or delivers to the Administrative Agent a written opinion of counsel to such third party) that such third party holds the Collateral Securities free and clear of any Lien, as agent for the Administrative Agent;

                    (C) a perfected  first  security  interest under the Uniform
               Commercial Code is created in, or book entry procedures prescribed at 31 C.F.R. 306.1 et seq. or 31 C.F.R. 350.0 et seq. are followed with respect to, the Collateral Securities for the benefit of the Administrative Agent;

                    (D) such repurchase agreement has a term of 30 days or
                           less;

                    (E) such repurchase agreement matures (or permits the Administrative Agent to withdraw all or any portion of the invested funds) at least ten (10) days (or other appropriate liquidation period) prior to each Quarterly Payment Date;

                    (F) the fair market value of the  Collateral  Securities  in relation to the amount of the repurchase obligation, including principal and interest, is equal to at least one hundred and two percent 102% (as determined by the Parent and certified by the chief financial Authorized Officer of the Parent to the Administrative Agent in a certificate in form and substance satisfactory to the Administrative Agent);

                    (G) the  Administrative  Agent obtains an opinion of counsel to such broker-dealer or bank to the effect that such repurchase agreement is a legal, valid, binding and enforceable agreement of such broker-dealer or bank (and, in the case of a bank which is a branch of a foreign bank, of such foreign bank) in accordance with its terms; and

          (j) in the case of Investments of a Foreign Subsidiary,

               (i) direct obligations of, or obligations the timely payment of principal of and interest on which is fully and unconditionally guaranteed by, the national government of the jurisdiction in which such Foreign Subsidiary is organized, provided (A) such obligation matures in not more than 270 days and (B) such national government has an unsecured, uninsured and unguaranteed long-term obligation which is rated at least equivalent to (1) A by S&P and Moody's if such unsecured, uninsured and unguaranteed long-term obligation is rated by both such rating agencies or (2) A by S&P or Moody's if such unsecured, uninsured and unguaranteed long-term obligation is rated by only one such rating agency;

               (ii) deposits (including Eurodollar time deposits) maturing in not more than 365 days of any bank organized in the jurisdiction in which such Foreign Subsidiary is organized (including a branch office of a bank organized elsewhere, which branch office is located in such jurisdiction) which:

                    (A) has an unsecured,  uninsured and unguaranteed obligation which is rated at least equivalent to (1) A-1 by S&P and P-1 by Moody's if such unsecured, uninsured and unguaranteed obligation is rated by both such rating agencies or (2) A-1 by S&P or P-1 by Moody's if such unsecured, uninsured and unguaranteed obligation is rated by only one such rating agency, or

                    (B) is the lead bank of a parent bank  holding  company with an uninsured, unsecured and unguaranteed obligation meeting the rating requirements in the preceding clause (A), or

                    (C) has combined  capital,  surplus and undivided profits of not less than $100 million to the extent such deposits do not exceed $100,000 and such deposits are in each case fully insured by an agency of the national government in which such bank is organized which meets the requirements set forth in subclause
               (j)(i) above, or

                    (D) has combined  capital,  surplus and undivided profits of not less than $500 million and an unsecured, uninsured and unguaranteed long-term obligation which is rated at least equivalent to (1) A by S&P and Moody's if such unsecured, uninsured and unguaranteed long-term obligation is rated by both such rating agencies or (2) A by S&P or Moody's if such unsecured, uninsured and unguaranteed long-term obligation is rated by only one such rating agency; or

                    (E) is a Lender.

     "Casualty Event" means the damage, destruction or condemnation, as the case may be, of property of the Parent or any of its Subsidiaries.

     "Casualty Proceeds" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by or on behalf of the Parent or any of its Subsidiaries in connection with such Casualty Event (provided that, in the event the aggregate amount of such proceeds or awards resulting from such Casualty Event do not exceed $100,000, such proceeds or awards shall not constitute Casualty Proceeds), but excluding (i) any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first-priority Lien permitted by Section 8.2.3 on the property which is the subject of such Casualty Event (including Vehicles securing Vehicle Debt) and
(ii) reasonable and customary expenses incurred in obtaining such proceeds or awards.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

     "Change in Control" means

          (a) any Person other than the Parent shall own any Capital Stock of Operations, New Dollar or Thrifty Holdco or otherwise have the ability to elect any members of the board of directors of Operations, New Dollar or Thrifty Holdco;

          (b) any Person other than Thrifty Holdco shall own any Capital Stock of Thrifty or Thrifty Car Sales or otherwise have the ability to elect any members of the board of directors of Thrifty or Thrifty Car Sales;

          (c) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) (i) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 30% of the total then outstanding voting power of the Voting Stock of the Parent or (ii) has the right or the ability by voting right, contract or otherwise to elect or designate for election a majority of the board of directors of the Parent;

          (d) during any period of twenty-four months occurring subsequent to the Original Amendment Effective Date, individuals who at the beginning of such period constituted the board of directors of the Parent (together with any new directors whose election by such board of directors, or whose nomination for election by the shareholders of the Parent, as the case may be, was approved by a vote of 662/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute 50% or more of the board of directors then in office; or

          (e) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to direct or control, directly or indirectly, the management or policies of any Borrower.

     "Chase" is defined in the preamble.

     "Chrysler" is defined in the fourth recital.

     "Chrysler Credit Support Agreement" means the Agreement, dated as of December 23, 1997, among Chrysler and the Borrowers, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

     "Chrysler Credit Support Documents" means the Chrysler Credit Support Agreement and each agreement, instrument or document delivered in connection therewith.

     "Chrysler Letter of Credit" means a letter of credit issued pursuant to the Chrysler Credit Support Agreement.

     "Chrysler Supply Agreement" means the Vehicle Supply Agreement, dated as of October 31, 2002, between DaimlerChrysler Motors Company, LLC and the Parent, as amended, supplemented, amended and restated, replaced, extended or otherwise modified from time to time in accordance with the terms hereof and thereof.

     "Closing Date" means December 23, 1997, the date on which Credit Extensions were first made under the Original Credit Agreement.

     "Code" means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

     "Commitment" means, as the context may require, a Lender's Loan Commitment and/or Letter of Credit Commitment.

     "Commitment Amount" means, on any date, $215,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

     "Commitment Termination Date" means the earliest of

          (a)   [INTENTIONALLY OMITTED];

          (b)   the Business Day immediately preceding the Stated Maturity Date;

          (c) the date on which the Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and

          (d)   the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (c) or (d) above, the Commitments shall terminate automatically and without any further action.

     "Commitment Termination Event" means

          (a) the occurrence of any Event of Default described in clauses (a) through (d) of Section 9.1.9; or

          (b) the occurrence and continuance of any other Event of Default and either

               (i) the declaration of all or any portion of the Loans to be due and payable pursuant to Section 9.3, or

               (ii) the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrowers that the Commitments have been terminated.

     "Common Stock" is defined in the fourth recital.

     "Compliance Certificate" means a certificate duly completed and executed by the chief financial Authorized Officer of the Parent, substantially in the form of Exhibit D hereto, together with such changes thereto as the Administrative Agent may from time to time reasonably request in writing for the purpose of monitoring the Parent's compliance with the financial covenants contained herein.

     "Consolidated Working Capital" means, with respect to the Parent, at any date, the excess (or the deficit) of (a) the sum of the amounts that, in accordance with GAAP, are set forth opposite the captions "receivables, net" (excluding accounts receivable pledged to Bankers Trust Company, now known as Deutsche Bank Trust Company Americas, as the master collateral agent, or any successor thereto in such capacity under Sections 2.1(a)(iii) and 2.1(b)(iii) of the Master Collateral Agency Agreement), "prepaid expenses and other assets", "income taxes receivable", and "deferred income tax assets" or any like captions, at such date over (b) the sum of the amounts that, in accordance with GAAP, are set forth opposite the captions (i) "accounts payable" (excluding outstanding checks included in accounts payable related to vehicle financing ("float")), (ii) "accrued liabilities", (iii) "income taxes payable", (iv) "public liability and property damage", (v) "deferred income tax liabilities" and (vi) any like captions, at such date; provided, however, that such sum shall only include amounts set forth under the captions described in clauses (b)(ii),
(iv), (v) and such captions that are like the captions described in such clauses
(b)(ii), (iv) and (v), in each case, to the extent and solely to the extent that such amounts are payable within the next 12 months of such date.

     "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

     "Continuation/Conversion   Notice"  means  a  notice  of   continuation  or
conversion and certificate duly executed by an Authorized Officer of the applicable Borrower, substantially in the form of Exhibit C hereto.

     "Continuing Chrysler Arrangements" is defined in the seventh recital.

     "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with any Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

     "Corporate   Reorganization"  has  the  meaning  assigned  thereto  in  the
Amendment Agreement.

     "Corporate Reorganization Expenses" means expenses related to the Corporate Reorganization, including expenses resulting from (i) headquarters relocations,
(ii) employee relocations, (iii) severance pay, (iv) installation of "Fastlane" at the "Thrifty" vehicle rental locations, (v) transition of personnel, systems, and facility lease from Florida to Tulsa headquarters, (vi) software licensing,
(vii) information technology systems interfaces, (viii) sales taxes for transferring assets, (ix) amendment fees and legal expenses relating to the Amendment Agreement, this Agreement and vehicle financing and leasing documents,
(x) contract terminations and revisions and (xi) costs of establishing New Dollar and qualifying New Dollar to do business in each jurisdiction in which such qualification is necessary or desirable.

     "CP Enhancement Letter of Credit" means a Letter of Credit issued pursuant to the terms hereof and of a CP Enhancement Letter of Credit Application and Agreement.

     "CP Enhancement  Letter of Credit  Application and Agreement" is defined in
Section 4.1.

     "CP Program" is defined in the sixth recital.

     "CP Program Documents" means the Base Indenture, the supplement thereto relating to the CP Program, the Master Collateral Agency Agreement, the master lease and servicing agreement relating to the CP Program, any note purchase agreement between RCFC and Dollar Thrifty Funding, the Liquidity Facility and any collateral agency agreement pursuant to which Dollar Thrifty Funding grants a security interest in its assets to, among others, the lenders under the Liquidity Facility and each other material agreement, instrument and document delivered in connection with the CP Program, in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

     "Credit Agreement" is defined in the second recital.

     "Credit Extension" means and includes

          (a) the advancing of any Loans by the Lenders in connection with a Borrowing, and

          (b)   any issuance or extension by the Issuer of a Letter of Credit.

     "Credit Extension Request" means, as the context may require, any Borrowing Request or Issuance Request.

     "Credit Suisse First Boston" is defined in the preamble.

     "Cumulative Excess Cash Flow" means, as of any date, the aggregate amount of Excess Cash Flow for each Fiscal Year subsequent to the 1999 Fiscal Year and prior to the Fiscal Year in which such date occurs; provided, however, that for purposes of this and only this definition, "Excess Cash Flow" for each such Fiscal Year shall be calculated as the difference of clause (a) of the definition thereof minus clause (b) of the definition thereof with negative Excess Cash Flow (as so computed) diminishing the Cumulative Excess Cash Flow by an equal amount and positive Excess Cash Flow increasing the Cumulative Excess Cash Flow by an equal amount.

     "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

     "Demand Capitalization Notes" means promissory notes, issued by the Parent to RCFC for the purpose of capitalizing RCFC in connection with the MTN Program and the CP Program.

     "Disbursement Date" is defined in Section 4.5.

     "Disclosure Schedule" means the Disclosure Schedule dated the date hereof and delivered by the Borrowers to the Agents and the Lenders on or prior to the date hereof in form and substance satisfactory to the Agents and the Lenders, as amended, supplemented or otherwise modified from time to time by the Borrowers with the written consent of the Administrative Agent and the Required Lenders.

     "Distribution" means, with respect to any Person, any dividend or distribution (in cash, property or obligations) on any shares of any class of Capital Stock (now or hereafter outstanding) of such Person or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of such Person, other than dividends or distributions payable in the common stock (other than Redeemable Capital Stock) of such Person or warrants or options to purchase such common stock or split-ups or reclassifications of its Capital Stock into additional or other shares of such common stock.

     "Dollar Thrifty Funding" is defined in the sixth recital.

     "Domestic Office" means, relative to any Lender, the office of such Lender designated as such opposite its name in Schedule I hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by written notice from such Lender, as the case may be, to each other Person party hereto. A Lender may have separate Domestic Offices for purposes of making, maintaining or continuing ABR Loans.

     "Domestic Subsidiary" means any Subsidiary of the Parent which is not a Foreign Subsidiary.

     "EBITDA" means, for any applicable period, the sum for such period of

          (a) Net Income (excluding therefrom (i) the effect of any extraordinary or other non-recurring gain outside the ordinary course of business, (ii) any write-up (or write-down) in the value of any asset,
     (iii) the earnings (or loss) of any Person (other than the Parent or any other Subsidiary of the Parent) in which the Parent or any of its Subsidiaries has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid in cash to the Parent or any of its Subsidiaries by such Person during such period, (iv) except where the provisions hereof expressly require a pro forma determination, the earnings (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Parent or is merged into or consolidated with any of its Subsidiaries or the date that such other Person's assets are acquired by any Subsidiary of the Parent and (v) the earnings of any Subsidiary of the Parent that is neither a Subsidiary Borrower nor a Subsidiary Guarantor to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such earnings is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary)

plus

          (b) to the extent deducted in arriving at such Net Income, the sum, without duplication, of (i) Aggregate Interest Expense, plus (ii) taxes computed on the basis of income plus (iii) the aggregate amount of depreciation and amortization of tangible and intangible assets, plus (iv) non-cash charges in respect of non-cash awards under the Parent's incentive compensation programs, plus (v) for any such period that includes any period from December 1, 2002 to and including December 31, 2003 (the "subject period"), Corporate Reorganization Expenses incurred during the subject period in an amount not to exceed $3,000,000.

     "Eligible Assignee" means a lending institution at the time of any proposed assignment having total assets in excess of $1,000,000,000 which is organized under the laws of the United States, or any state thereof or any other country which is a member of the OECD, or a political subdivision of any such country (provided that such bank is acting through a branch or agency located in the country in which it is organized, another country which is also a member of the OECD or in the Cayman Islands) and has long-term unsecured debt ratings of BBB- (or better) from S&P and Baa3 (or better) from Moody's; provided, however, that neither the Parent nor any of its Affiliates shall qualify as an Eligible Assignee.

     "Enhancement Letter of Credit Application and Agreement" means, with respect to each Enhancement Letter of Credit, the application and agreement therefor completed by the account party or parties in respect of such Enhancement Letter of Credit and accepted by the Issuer.

     "Enhancement Letters of Credit" is defined in clause (b)(i) of the tenth recital.

     "Environmental Laws" means all applicable federal, foreign, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

     "Equity Offerings" is defined in the fourth recital.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections thereto.

     "Eurodollar Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the Eurodollar Rate (Reserve Adjusted).

     "Eurodollar Office" means, relative to any Lender, the office of such Lender designated as such opposite its name in Schedule I hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) as designated from time to time by written notice from such Lender to the Borrowers and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining Eurodollar Loans of such Lender hereunder.

     "Eurodollar Rate" means, relative to any Interest Period, with respect to Eurodollar Loans, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the rates per annum at which deposits in U.S. Dollars in immediately available funds are offered by the Eurodollar Office of Credit Suisse First Boston in London, England to prime banks in the London interbank market at or about 11:00 a.m. (London, England time) two Business Days before the first day of such Interest Period in an amount substantially equal to Credit Suisse First Boston's Eurodollar Loan comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period.

     "Eurodollar Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a Eurodollar Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

                                                 Eurodollar Rate
            Eurodollar Rate      =     ------------------------------------
          (Reserve Adjusted)           1.00 - Eurodollar Reserve Percentage

The Eurodollar  Rate (Reserve  Adjusted) for any Interest  Period for Eurodollar
Loans will be determined by the Administrative Agent on the basis of the Eurodollar Reserve Percentage in effect two Business Days before the first day of such Interest Period.

     "Eurodollar Reserve Percentage" means, relative to any Interest Period for Eurodollar Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     "Event of Default" is defined in Section 9.1.

     "Excepted Acquisition" means a Business Acquisition pursuant to which Operations or any of its Subsidiaries acquires a franchisee or the operations of a franchisee of the "Dollar" or "Thrifty" vehicle rental business that operates, at the time of such acquisition, in one of the top fifty airport car rental locations in the U.S. (as reported by the then most recent edition of Auto Rental News (or, in the event such publication is no longer published, any other publication of comparable standing)).

     "Excess Cash Flow" means, for any Fiscal Year of the Parent, an amount equal to the excess of (a) the sum, without duplication, of (i) Adjusted EBITDA for such Fiscal Year (without giving effect to subclause (b)(v) of the definition of "EBITDA") and (ii) decreases in Consolidated Working Capital for such Fiscal Year over (b) the sum, without duplication, of (i) the aggregate amount paid by the Parent and its Subsidiaries in cash during such Fiscal Year on account of taxes computed on the basis of income, (ii) the aggregate amount paid by the Parent and its Subsidiaries in cash during such Fiscal Year on account of Capital Expenditures, other than Vehicle Debt (excluding the principal amount of Indebtedness incurred in connection with such Capital

Expenditures,  whether  incurred in such Fiscal Year or in a  subsequent  Fiscal
Year), (iii) the aggregate amount of all prepayments of any amounts outstanding under any revolving credit facility or agreement (including this Agreement) to which the Parent or any of its Subsidiaries is a borrower to the extent accompanied by permanent reductions of the commitments to extend credit thereunder, (iv) the aggregate amount of all principal payments of Indebtedness, other than Vehicle Debt, of the Parent or its Subsidiaries (including any term loans and the principal component of payments in respect of capitalized lease liabilities) made during such Fiscal Year (other than in respect of any revolving credit facility or agreement (including this Agreement)), (v) increases in Consolidated Working Capital for such Fiscal Year, (vi) the amount of Investments, other than Cash Equivalent Investments, made during such Fiscal Year in cash to the extent that such Investments were financed with internally generated cash flow of the Parent and its Subsidiaries, and (vii) the amount of Distributions made during such Fiscal Year by the Parent in cash.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Excluded Property" means the property owned by Thrifty and located at 15 South 2400 West, Salt Lake City, Utah.

     "Excluded Receivable" means any receivable or other right of the Parent, a Subsidiary Borrower or any Subsidiary of a Subsidiary Borrower that is (a) subject to a Lien which is not a Lien in favor of the Administrative Agent for the benefit of the Lenders and (b) (i) an obligation payable to RCFC in respect of Vehicles leased or financed pursuant to the Lease or the Master Lease (as defined in the Base Indenture), (ii) an obligation of a manufacturer of a Vehicle securing Vehicle Debt pursuant to a Vehicle Disposition Program (as defined in the Base Indenture), including any right to receive incentive payments in respect of any transportation allowance, return allowance, retention bonus or otherwise, (iii) an obligation of an insurer or governmental entity with respect to a Casualty Event in respect of a Vehicle securing Vehicle Debt,
(iv) an obligation of a Person in respect of the purchase price of a Vehicle securing Vehicle Debt, (v) an obligation of a Person, as lessee or sublessee, to a Subsidiary Borrower, as lessor or sublessor, in respect of any lease or sublease of a Vehicle securing Vehicle Debt or (vi) an obligation of any Person under an insurance contract in respect of any Vehicle securing Vehicle Debt.

     "Existing Material Property" means each property listed on Schedule III attached hereto.

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

          (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

          (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Credit Suisse First Boston from three federal funds brokers of recognized standing selected by it.

     "Fee Letter" is defined in Section 3.3.3.

     "Fiscal Quarter" means any quarter of a Fiscal Year.

     "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31 or such other date permitted pursuant to Section 8.2.15; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2002 Fiscal Year") refer to the Fiscal Year ending on the December 31 (or such other date permitted pursuant to Section 8.2.15) occurring during such calendar year.

     "Fixed Charge Coverage Ratio" means, at the end of any Fiscal Quarter, the ratio of

          (a) the sum of (i) Adjusted EBITDA for the four consecutive Fiscal Quarters ending on the last day of such Fiscal Quarter plus (ii) rental expense of the Parent and its Subsidiaries during such period under all leases of real property exclusive of any portion of such expense determined on the basis of the revenues generated by the operations conducted on the real property subject to such leases ("Rental Expense")

to

          (b) the sum of (i) Non-Vehicle Interest Expense for the four consecutive Fiscal Quarters ending on the last day of such Fiscal Quarter, plus (ii) taxes computed on the basis of income and paid in cash during such period (net of cash received during such period in respect of such taxes), plus (iii) scheduled repayments of principal made by the Parent and its Subsidiaries during such period of Indebtedness (other than Vehicle
     Debt) of the type described in clause (a), (c), (f) or (g) of the definition of "Indebtedness" or, to the extent in respect of such type of Indebtedness, clause (h) of the definition of "Indebtedness," plus (iv) Capital Expenditures made by the Parent and its Subsidiaries during such period in cash (excluding Capital Expenditures for the acquisition of Vehicles), plus (v) Rental Expense during such period, plus (vi) Distributions made by the Parent during such period.

     "Foreign Pledge Agreement" means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a state thereof executed and delivered by the Parent or any of its Subsidiaries pursuant to the terms of this Agreement, in form and substance reasonably satisfactory to the Administrative Agent, as may be necessary or desirable under the laws of organization or incorporation of a Subsidiary to further protect or perfect the Lien on and security interest in any Pledged Shares and/or Pledged Notes (as such terms are defined in the Pledge Agreement).

     "Foreign Subsidiary" means any Subsidiary of the Parent (a) which is organized under the laws of any jurisdiction outside of the United States of America, (b) which conducts the major portion of its business outside of the United States of America and (c) all or substantially all of the property and assets of which are located outside of the United States of America.

     "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

     "GAAP" is defined in Section 1.4.

     "General Letters of Credit" is defined in clause (b)(ii) of the tenth recital.

     "Guaranteed Obligations" is defined in Section 4.10.1.

     "Guarantor"  means,   collectively,   each  Borrower  and  each  Subsidiary
Guarantor.

     "Guaranty" means, as the context may require, the Borrower Guaranty or the Subsidiary Guaranty.

     "Hazardous Material" means

          (a)   any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended; or

          (c) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable federal, foreign, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended.

     "Hedging Agreements" means, collectively, currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect a Person against fluctuations in interest rates or currency exchange rates.

     "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under Hedging Agreements.

     "herein," "hereof," "hereto," "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Parent or any other Obligor, any qualification or exception to such opinion or certification

          (a)   which is of a "going concern" or similar nature;

          (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Parent or such other Obligor to be in default of any of its obligations under Section 8.2.4.

     "including" and "include" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "Indebtedness" of any Person means, without duplication:

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, bonds (including Surety Bonds) and similar obligations, whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

          (d)   all obligations of such Person in the nature of overdrafts;

          (e)   net liabilities of such Person under all Hedging Obligations;

          (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

          (g)   Redeemable Capital Stock; and

          (h) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

     "Indemnified Liabilities" is defined in Section 12.4.

     "Indemnified Parties" is defined in Section 12.4.

     "Initial Reduction Lender" is defined in Section 2.2.4.

     "Intercompany Note" means, with respect to the Parent or any of its Subsidiaries, as the maker thereof, a promissory note substantially in the form of Exhibit A to the Pledge Agreement (with such modifications as the Administrative Agent may consent to, such consent not to be unreasonably withheld), which promissory note shall evidence all intercompany loans which may be made from time to time by the payee thereunder to such maker and shall be duly endorsed and pledged by the payee in favor of the Administrative Agent.

     "Intercreditor Agreement" means the Intercreditor Agreement executed and delivered by the Borrowers, Chrysler and the Administrative Agent pursuant to
Section 6.1.15 of the Original Credit Agreement, a copy of which as amended and supplemented to the date hereof is attached hereto as Exhibit I, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

     "Interest Coverage Ratio" means, at the end of any Fiscal Quarter, the ratio of

          (a) EBITDA for the four consecutive Fiscal Quarters ending on the last day of such Fiscal Quarter to

          (b) Aggregate Interest Expense for the four consecutive Fiscal Quarters ending on the last day of such Fiscal Quarter, net of interest income for such four-Fiscal-Quarter period.

     "Interest Period" means, relative to any Eurodollar Loan, the period beginning on (and including) the date on which such Eurodollar Loan is made or continued as, or converted into, a Eurodollar Loan pursuant to Section 2.3 or
2.4 and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month) as any Borrower may select in its relevant written notice pursuant to Section 2.3 or 2.4; provided, however, that

          (a) such Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates;

          (b)   Interest  Periods  commencing   on  the  same   date  for  Loans
     comprising part of the same Borrowing shall be of the same duration;

          (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (d)   no Interest Period may end later than the Stated Maturity Date.

     "Investment" means, relative to any Person,

          (a)   any  loan or advance  made by such Person  to any  other  Person
     (excluding  commission,   travel  and  similar  advances  to  officers  and
     employees made in the ordinary course of business);

          (b)   any Contingent Liability of such Person; and

          (c) any ownership or similar interest held by such Person in any other Person; provided, however, that ownership or similar interests acquired by such Person with funds constituting compensation to an employee of such Person, in each case pursuant to an employee benefit plan being maintained by such Person in accordance with all applicable laws, shall not constitute Investments hereunder so long as the financial statements of such Person reflect such Person's obligation to such employee (as a liability on such Person's balance sheet or otherwise) with respect to such ownership or similar interest.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

     "Issuance Request" means a request and certificate duly executed by the chief executive, accounting or financial Authorized Officer of any Borrower, in substantially the form of Exhibit B-2 attached hereto (with such changes thereto as may be agreed upon from time to time by the Administrative Agent and such Borrower).

     "Issuer" means Credit Suisse First Boston or any of its affiliates, and/or any other Lender having short-term credit ratings of A-1 (or better) from S&P and P-1 from Moody's which has agreed to issue one or more Letters of Credit at the request of the Administrative Agent with the consent of each Borrower (which consents shall not be unreasonably withheld or delayed).

     "Lender   Assignment   Agreement"  means  a  Lender  Assignment   Agreement
substantially in the form of Exhibit L hereto.

     "Lenders" is defined in the preamble and, in addition, shall include any commercial bank or other financial institution that becomes a Lender pursuant to
Section 12.11.1.

     "Letter of Credit" means, collectively, Enhancement Letters of Credit and General Letters of Credit, which letters of credit, in each case, shall be irrevocable standby letters of credit in such form as may be requested by any Borrower and approved by the Issuer.

     "Letter of Credit Commitment" means, relative to any Lender, such Lender's obligation to issue (in the case of the Issuer) or participate in (in the case of all Lenders) Letters of Credit pursuant to Section 2.1.2.

     "Letter of Credit Commitment Amount" means, on any date, $215,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.3.

     "Letter of Credit Outstandings" means, at any time, an amount equal to the sum of

          (a) the aggregate Stated Amount at such time of all Letters of Credit then outstanding and undrawn (as such aggregate Stated Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, or otherwise);

plus

          (b)   the  then   aggregate  amount  of  all unpaid  and   outstanding
     Reimbursement Obligations.

     "Leverage Ratio" means, at any time, the ratio of

          (a)   Adjusted Debt at such time;

to

          (b) Adjusted EBITDA for the four consecutive Fiscal Quarters ending on the last day of the Fiscal Quarter most recently completed prior to or at such time.

     "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

     "Liquidity Facility" is defined in the sixth recital.

     "Liquidity Obligation" is defined in Section 4.5.

     "Loan Commitment" means, relative to any Lender, such Lender's obligation to make Loans pursuant to Section 2.1.1.

     "Loan Commitment Amount" means, on any date, $70,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.3.

     "Loan Document" means this Agreement, the Notes, the Security Documents, the Subsidiary Guaranty, the Letters of Credit, the Enhancement Letter of Credit Application and Agreements, the Amendment Agreement and each other agreement, certificate, document or instrument delivered in connection with this Agreement or any such other agreement and designated to be a "Loan Document," whether or not specifically mentioned herein or therein.

     "Loans" is defined in Section 2.1.1.

     "LOC Liquidity Disbursement" means, with respect to any Enhancement Letter of Credit, (i) any drawing thereunder to the extent such drawing is for the purpose of providing liquidity support to Dollar Thrifty Funding or another SPC which has issued highly rated commercial paper in connection with the financing of Vehicles, including any LOC Liquidity Disbursement (as defined in a CP Enhancement Letter of Credit Application and Agreement) under a CP Enhancement Letter of Credit and (ii) the portion of any LOC Termination Disbursement (as defined in a CP Enhancement Letter of Credit Application and Agreement) allocable to Dollar Thrifty Funding as a result of a ratings downgrade of the Issuer of such CP Enhancement Letter of Credit, the failure to extend such CP Enhancement Letter of Credit or otherwise.

     "Master Collateral Agency Agreement" means the Amended and Restated Master Collateral Agency Agreement dated as of December 23, 1997, among RCFC,
Operations and Thrifty, as grantors, the various financing sources and beneficiaries parties thereto, and Bankers Trust Company, now known as Deutsche Bank Trust Company Americas, as master collateral agent, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

     "Moody's" means Moody's Investors Service, Inc.

     "Mortgage" means each mortgage or deed of trust, as the case may be, executed and delivered pursuant to Section 6.1.14 or 8.1.8 of the Original Credit Agreement, Section 8.1.8 of the Amended and Restated Credit Agreement and
Section 8.1.8 of this Agreement, substantially in the form of Exhibit H-1 or H-2 respectively, attached hereto, as amended, supplemented, restated or otherwise modified from time to time.

     "MTN Program" is defined in the fifth recital.

     "MTN Program Documents" means the Base Indenture, the Series 1997-1 Supplement thereto, the Master Collateral Agency Agreement, the master lease and servicing agreement relating to the MTN Program, and each other material agreement, instrument and document delivered in connection with the MTN Program, in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

     "Net Disposition Proceeds" means the excess of

          (a) the gross cash proceeds received by the Parent or any of its Subsidiaries from any sale, transfer or conveyance of assets permitted pursuant to clause (c) of Section 8.2.10 (collectively referred to herein for purposes of this definition as a "permitted disposition"), including and together with any amounts collected by the vendor of such assets in respect of the taxes described in clause (b)(ii) below, and any cash payments received in respect of promissory notes or other non-cash consideration delivered to the Parent or such Subsidiary in respect of any permitted disposition (provided that, in the event the aggregate amount of such proceeds resulting from such permitted disposition do not exceed $100,000, such proceeds shall not constitute Net Disposition Proceeds), over

          (b)   the sum of

               (i) all fees and expenses with respect to legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such permitted disposition which have not been paid (other than in the case of reasonable out-of-pocket expenses) to Affiliates of the Parent;

     plus

               (ii)   all  taxes  and  other  governmental  costs  and  expenses actually paid or estimated by the Parent or such Subsidiary (in good faith) to be payable in cash in connection with such permitted disposition;

     plus

               (iii) payments made by the Parent or such Subsidiary to retire Indebtedness (other than the Loans) of the Parent or such Subsidiary where payment of such Indebtedness is required in connection with such permitted disposition;

provided, however, that if, after the payment of all taxes with respect to such permitted disposition, the amount of estimated taxes, if any, pursuant to clause
(b)(ii) above exceeded the tax amount actually paid in respect of such permitted disposition, the aggregate amount of such excess shall, at such time, constitute Net Disposition Proceeds.

     "Net Equity Proceeds" means, with respect to the sale or issuance by the Parent or any of its Subsidiaries to any Person (other than the Parent, any Subsidiary Borrower or any of its Subsidiaries) of any Capital Stock, other than pursuant to the Equity Offerings, or any warrants or options with respect to such Capital Stock or the exercise of any such warrants or options, the excess of:

          (a)   the  gross  cash  proceeds  received   by  the  Parent  or  such
     Subsidiary from such sale, exercise or issuance (other than proceeds received with respect to (i) employee incentive compensation plans (including incentive stock options), (ii) employee stock purchase plans (including deferred stock purchase plans) and (iii) direct purchase plans (other than the plans described in the preceding clauses (i) and (ii)) to the extent such proceeds do not exceed $1,000,000 in any Fiscal Year), over

          (b) all fees and expenses with respect to underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance or exercise which have not (other than in the case of reasonable out-of-pocket expenses) been paid to Affiliates of the Parent in connection therewith.

     "Net Income" means, for any applicable period, the aggregate of all amounts which, in accordance with GAAP, would be included as net earnings (or net loss) on a consolidated statement of operations of the Parent and its Subsidiaries for such period.

     "Net Issuance Proceeds" means, as to any issuance of indebtedness for borrowed money by the Parent or any of its Subsidiaries (other than Indebtedness permitted by Section 8.2.2 (except clause (u) thereof)), the excess of:

          (a)   the  gross  cash  proceeds   received  by  the  Parent  or  such
     Subsidiary from such issuance,

over

          (b) all fees and expenses with respect to underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such issuance and any prepayment premiums or penalties paid in respect of any indebtedness refinanced with such proceeds in accordance with the terms of this Agreement, which in each case have not (other than in the case of reasonable out-of-pocket expenses) been paid to Affiliates of the Parent in connection therewith.

     "Net Worth" means, with respect to any Person at any date, on a consolidated basis for such Person and its Subsidiaries, the excess of:

          (a) the sum of capital stock (other than Redeemable Capital Stock) taken at par value, capital surplus (other than in respect of Redeemable Capital Stock) and retained earnings (or accumulated deficit) of such Person at such date;

over

          (b) treasury stock of such Person and, to the extent included in the preceding clause (a), minority interests in Subsidiaries of such Person at such date.

     "New Dollar" means Dollar Rent A Car, Inc., a newly formed Oklahoma corporation established to operate the franchising of the "Dollar" vehicle rental business.

     "Non-Material Subsidiary" means any Subsidiary of the Parent that

          (a) accounted for no more than 1 1/2% of consolidated revenues of the Parent and its Subsidiaries or 1 1/2% of consolidated net earnings of the Parent and its Subsidiaries, in each case for the four consecutive Fiscal Quarters of the Parent ending on the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1 of the Amended and Restated Credit Agreement or Section 8.1.1, financial statements have been, or are required to have been, delivered by the Parent to the Administrative Agent, and

          (b) has assets which represent no more than 1 1/2% of the consolidated assets of the Parent and its Subsidiaries as of the last day of the last Fiscal Quarter of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1 of the Amended and Restated Credit Agreement or Section 8.1.1, financial statements have been, or are required to have been, delivered by the Parent to the Administrative Agent, to the extent that Non-Material Subsidiaries do not

               (i) account in the aggregate for more than 2 1/2% of consolidated revenues of the Parent and its Subsidiaries or 2 1/2% of consolidated net earnings of the Parent and its Subsidiaries in each case for the four consecutive Fiscal Quarters of the Parent ending on the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1 of the Amended and Restated Credit Agreement or Section 8.1.1, financial statements have been, or are required to have been, delivered by the Parent, to the Administrative Agent, or

               (ii) have assets which represent more than 2 1/2% of the consolidated assets of the Parent and its Subsidiaries as of the last day of the last Fiscal Quarter of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1 of the Amended and Restated Credit Agreement or Section 8.1.1, financial statements have been, or are required to have been, delivered by the Parent to the Administrative Agent;

provided that none of the Subsidiary Borrowers, Subsidiary Guarantors or SPCs or New Dollar shall be deemed to be a "Non-Material Subsidiary".

     "Non-Vehicle Debt" means

          (a)   Total Debt

minus

          (b)   to the extent included in such Total Debt, Vehicle Debt

plus

          (c) any obligation of a Subsidiary Borrower or any Subsidiary of such Subsidiary Borrower (other than RCFC or another SPC) with respect to Vehicles owned by such Subsidiary Borrower or such Subsidiary (i) which exceeds the excess of (x) the aggregate Capitalized Cost (as defined in the Base Indenture) of such Vehicles over (y) the greater of the sum of the aggregate Depreciation Charges (as defined in the Base Indenture) accrued with respect to such Vehicles and the difference between such aggregate Capitalized Cost and the fair market value of such Vehicles and (ii) which has become due and payable and remains unpaid as of the end of any calendar month.

     "Non-Vehicle Interest Expense" means, for any applicable period, the excess of

          (a) the aggregate consolidated gross interest expense of the Parent and its Subsidiaries for such period, as determined in accordance with GAAP ("Aggregate Interest Expense"), including (i) commitment fees paid or owed with respect to the then unutilized portion of the Commitment Amount, (ii) all other fees paid or owed with respect to the issuance or maintenance of Contingent Liabilities (including letters of credit), which, in accordance with GAAP, would be included as interest expense, (iii) net costs or benefits under Hedging Agreements and (iv) the portion of any payments made in respect of Capitalized Lease Liabilities of the Parent and its Subsidiaries allocable to interest expense, but excluding the amortization of debt issuance costs and other financing expenses incurred in connection with the Original Transaction, the amendment and restatement of the Original Credit Agreement, the amendment and restatement of the Amended and Restated Credit Agreement in the form hereof and the other transactions contemplated hereby and by the Amendment Agreement;

over

          (b) to the extent included in the preceding clause (a), gross interest expense in respect of Vehicle Debt ("Vehicle Interest Expense").

     "Note" means a promissory note of any Borrower payable to the order of any Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of such Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Obligations" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured, direct or indirect, choate or inchoate, sole, joint, several or joint and several, due or to become due, heretofore or hereafter contracted or acquired) of each Borrower and each other Obligor arising under or in connection with this Agreement, the Notes, the Letters of Credit and each other Loan Document.

     "Obligor" means, as the context may require, any Borrower and any other Person (other than any Agent, the Issuer or any Lender) to the extent such Person is obligated under, or otherwise a party to, this Agreement or any other Loan Document.

     "OECD" means the Organization for Economic Cooperation and Development.

     "Organic Document" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor's partnership interests, limited liability company interests or authorized shares of capital stock.

     "Original Amendment Agreement" means the Amendment Agreement dated as of August 3, 2000, among inter alia, the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Arrangers.

     "Original Amendment Effective Date" means August 3, 2000, the date as of which the Amended and Restated Credit Agreement became effective.

     "Original Credit Agreement" means the Credit Agreement dated as of December 23, 1997 among the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Arrangers.

     "Original Effective Date" means December 23, 1997.

     "Original Letters of Credit" means the Letters of Credit (as defined in the Original Credit Agreement) outstanding on the Original Amendment Effective Date.

     "Original Loan Documents" means the Loan Documents (as defined in the Amended and Restated Credit Agreement and in effect immediately prior to the Amendment Effective Date).

     "Original Security Documents" is defined in Section 7.18.

     "Original Transaction" is defined in the seventh recital.

     "Outstanding Enhancement Letter of Credit" is defined in Section 4.2.

     "Parent" is defined in the preamble.

     "Participant" is defined in Section 12.11.2.

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     "Pension Plan" means a "pension plan", as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which a Borrower or any corporation, trade or business that is, along with any Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

     "Percentage" means, relative to any Lender, the percentage set forth opposite its name in Schedule I hereto or set forth in the Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to (a) Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 12.11.1 and (b) the terms of Section 2.2.4.

     "Permitted Business Acquisition" means any Business Acquisition, so long as

          (a)   (i) such Business Acquisition  is a Permitted Stock Acquisition;
     or

               (ii) in the case of a Business Acquisition other than a Permitted Stock Acquisition, the aggregate amount of expenditures of the Parent and its Subsidiaries (excluding Vehicle Debt but including the aggregate amount of any and all other Indebtedness assumed in connection therewith and including the fair market value of any shares of Capital Stock of the Parent issued in connection therewith) in respect of such Business Acquisition (such amount, the "Subject Amount"), when added to the aggregate amount of all such expenditures of the Parent and its Subsidiaries in respect of Business Acquisitions (other than Permitted Stock Acquisitions) during the Fiscal Year in which such Subject Amount would be expended, does not exceed the amount set forth below opposite the Fiscal Year specified below (provided that the portion of any such amount payable in cash in respect of a Business Acquisition or Business Acquisitions (other than an Excepted Acquisition) does not exceed $10,000,000):

                      Fiscal Year                    Amount
                      -----------                    ------
                          2002                     $5,000,000
                          2003                    $40,000,000
                          2004                    $40,000,000
                          2005                    $25,000,000

     provided that, in the event the Parent and/or a Subsidiary of the Parent executes and delivers binding definitive documentation with respect to such Business Acquisition in one Fiscal Year and such Business Acquisition is consummated in the initial 90 days of the immediately succeeding Fiscal Year, the Parent may elect, for the purposes of this clause (a)(ii), to treat such Business Acquisition as having occurred in the Fiscal Year in which such definitive documentation was executed and delivered; and

          (b) in the event the Subject Amount (which amount shall include, in the event such Business Acquisition is to be consummated in a series of related transactions, the aggregate amount of all such expenditures of the Parent and its Subsidiaries in respect of such related transactions) would exceed $10,000,000 or in the event any portion of the consideration in respect of such Business Acquisition is in Capital Stock of the Parent, the Administrative Agent shall have received a Compliance Certificate executed by the chief financial Authorized Officer of the Parent certifying and, if reasonably requested by the Administrative Agent, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent) that on a historical pro forma basis (after giving effect to such Business Acquisition and all transactions related thereto (including all Indebtedness that would be assumed or incurred as a result of such acquisition) and all Business Acquisitions consummated prior thereto during the applicable periods thereunder) as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1 of the Amended and Restated Credit Agreement or Section 8.1.1, financial statements have been, or are required to have been, delivered by the Parent and the Parent would be in compliance with Section 8.2.4 as of the last day of such Fiscal Quarter.

     "Permitted Stock Acquisition" means any Business Acquisition in respect of a Person that was a franchisee of Thrifty or Operations (prior to the Transition
Date) or New Dollar (from and after the Transition Date), or any of their respective Subsidiaries, or that is actively engaged in the business of renting for general use passenger automobiles, light and medium duty trucks and vans, so long as the consideration paid in connection with such Business Acquisition consists solely of Capital Stock of the Parent issued in connection therewith and the assumption of Vehicle Debt (if any).

     "Person" means any natural person, corporation, limited liability company, partnership, joint venture, joint stock company, firm, association, trust or unincorporated organization, government, governmental agency, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.

     "Plan" means any Pension Plan or Welfare Plan.

     "Pledge Agreement" means the Pledge Agreement executed and delivered by the Borrowers and certain of the Subsidiary Guarantors pursuant to Section 6.1.13 of the Original Credit Agreement, a copy of which as amended and supplemented to the date hereof is attached hereto as Exhibit E, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

     "Primary Equity Offering" is defined in the fourth recital.

     "Quarterly Payment Date" means the last Business Day of each March, June, September, and December.

     "Rating Agencies" means S&P and Moody's.

     "RCFC" is defined in the fifth recital.

     "Redeemable Capital Stock" means Capital Stock of the Parent or any of its Subsidiaries that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (i) is or upon the happening of an event or passage of time would be required to be redeemed (for consideration other than shares of common stock of the Parent) on or prior to August 2, 2006,
(ii) is redeemable at the option of the holder thereof (for consideration other than shares of common stock of the Parent) at any time prior to such date or
(iii) is convertible into or exchangeable for debt securities of the Parent or any of its Subsidiaries at any time prior to such anniversary.

     "Register" is defined in Section 12.11.1.

     "Regulation S-X" means the rules promulgated by the SEC and codified under 17 CFRss.ss.210, et. seq.

     "Reimbursement Due Date" is defined in Section 4.5.

     "Reimbursement Obligation" is defined in Section 4.6.

     "Release" means a "release," as such term is defined in CERCLA.

     "Rental Expense" is defined in the definition of "Fixed Charge Coverage Ratio".

     "Replacement Letter of Credit" is defined in Section 4.2.

     "Required Lenders" means, at any time, Lenders holding more than 50% of the sum of the aggregate principal amount of the Loans then outstanding plus the Letter of Credit Outstandings, or if no Loans and Letters of Credit are then outstanding, Lenders having more than 50% of the Commitment Amount; provided, however, that, in the event that at any such time the Agents (and their Affiliates) hold more than 40% of the sum of the aggregate principal amount of the Loans then outstanding plus the Letter of Credit Outstandings, or if no Loans and Letters of Credit are then outstanding, have more than 40% of the Commitment Amount, then "Required Lenders" shall mean (other than for purposes of determining the Lenders necessary to declare all or any portion of the Loans to be due and payable, to terminate any Commitment or to demand compliance with
Section 4.7) Lenders holding at least 66?% of the sum of the aggregate principal amount of the Loans then outstanding plus the Letter of Credit Outstandings, or if no Loans and Letters of Credit are then outstanding, Lenders having at least 66?% of the Commitment Amount.

     "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.

     "S&P" means Standard & Poor's Ratings Services.

     "SEC" means the Securities and Exchange Commission.

     "Secondary Equity Offering" is defined in the fourth recital.

     "Secured Parties" means the Lenders, the Issuer, the Agents and each of their respective successors, transferees and assigns.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Security Agreement" means the Security Agreement executed and delivered by the Borrowers and the Subsidiary Guarantors pursuant to Section 6.1.13 of the Original Credit Agreement, a copy of which as amended and supplemented to the date hereof is attached hereto as Exhibit F, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

     "Security Documents" means (i) each Mortgage,  (ii) the Security Agreement,
(iii) the Pledge Agreement, (iv) the Foreign Pledge Agreements (if any), (v) the Intercreditor Agreement and (vi) all security agreements, mortgages, deeds of trust, pledges, collateral assignments or any other instrument evidencing or creating any security interest in favor of the Administrative Agent in any asset or property of the Parent or any of its Subsidiaries, in each case as amended, supplemented or otherwise modified from time to time.

     "SPC" means RCFC, Dollar Thrifty Funding, TCL Funding Limited Partnership, a financing partnership organized under the laws of Canada, each successor entity thereto, and any other special purpose entity formed for the sole purpose of financing the acquisition of Vehicles.

     "Stated Amount" of any letter of credit (including each Letter of Credit) means the maximum amount available for drawing thereunder (whether or not any conditions to drawing can then be met).

     "Stated Expiry Date" is defined in Section 4.1.

     "Stated Maturity Date" means August 2, 2005.

     "Subordinated Debt" means all unsecured Indebtedness of the Parent, any Subsidiary Borrower or any Subsidiary Guarantor for money borrowed which is subordinated, upon terms satisfactory to the Administrative Agent, in right of payment to the payment in full in cash of all Obligations of the Parent, such Subsidiary Borrower or such Subsidiary Guarantor, as the case may be.

     "Subordinated Intercompany Debt" means unsecured Indebtedness (a) subordinated to the Obligations by provisions substantially in the form set forth in Schedule II hereto and (b) the terms of which (including interest rate) are not more burdensome to the obligor or obligors thereunder than those terms generally available from independent third parties to obligors similarly situated as such obligor or obligors.

     "Subsidiary" means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding capital stock (or other ownership interest) having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time capital stock (or other ownership interest) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

     "Subsidiary Borrowers" is defined in the preamble.

     "Subsidiary Guarantor" means any Subsidiary of the Parent that is a party to the Subsidiary Guaranty.

     "Subsidiary Guaranty" means the Guaranty executed and delivered by each Subsidiary of the Parent that is a party thereto pursuant to Section 6.1.11 of the Original Credit Agreement, a copy of which as amended and supplemented to the date hereof is attached hereto as Exhibit G hereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.

     "Surety Bond" means any instrument pursuant to which the issuer thereof agrees to pay on behalf of a Borrower or any of its Subsidiaries an amount then due and payable by such Borrower or such Subsidiary to another Person (including an insurer of such Borrower or such Subsidiary).

     "Syndication Agent" is defined in the preamble.

     "Tax Sharing Agreement" means the Tax Sharing and Disaffiliation Agreement dated as of November 24, 1997, between Chrysler and the Parent, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

     "Taxes" is defined in Section 5.6.

     "Thrifty" is defined in the preamble.

     "Thrifty Car Sale Business" is defined in clause (b)(ii)(B) of the third recital.

     "Thrifty Car Sale Franchise Business" is defined in clause (b)(i) of the third recital.

     "Thrifty Car Sales" means Thrifty Car Sales, Inc., an Oklahoma corporation.

     "Thrifty Holdco" means Thrifty, Inc., an Oklahoma corporation.

     "Total Debt" means, without duplication, the aggregate amount of all Indebtedness of the Parent and its Subsidiaries, other than Indebtedness of the type described in clause (d) or (e) of the definition of "Indebtedness" or, to the extent in respect of such type of Indebtedness, clause (h) of the definition of "Indebtedness."

     "Transition Date" means the date as of which Operations transfers to New Dollar the "Dollar" vehicle rental franchising operations.

     "type" means, relative to any Loan, the portion thereof, if any, being maintained as an ABR Loan or a Eurodollar Loan.

     "U.C.C." means the Uniform Commercial Code as from time to time in effect in the State of New York.

     "United States" or "U.S." means the United States of America, its fifty states and the District of Columbia.

     "U.S. Dollar" and the symbol "$" mean the lawful currency of the United States.

     "U.S. Government Obligations" means direct obligations of, or obligations the timely payment of principal of and interest on which is fully and unconditionally guaranteed by, the United States.

     "U.S.  Tax Compliance  Certificate"  is defined in clause (b)(Y) of Section
5.6.

     "Vehicle Debt" means Indebtedness relating solely to the financing or leasing of any Vehicle and secured thereby (and by related collateral); provided that any obligation included as Non-Vehicle Debt pursuant to clause (c) of the definition thereof shall not be deemed to be Vehicle Debt.

     "Vehicle Interest Expense" is defined in clause (b) of the definition of "Non-Vehicle Interest Expense."

     "Vehicles" means all existing and hereafter acquired motor vehicle inventory of Operations, Thrifty or New Dollar and their respective Subsidiaries (including such inventory owned by other Subsidiaries of the Parent, including RCFC, that is leased to Operations, Thrifty or New Dollar or their respective Subsidiaries), consisting of passenger automobiles, shuttle buses, vans and light and medium duty trucks, whether owned or leased and whether held for purposes of sale, lease, rental or internal management use.

     "Voting Stock" means, with respect to any Person, Capital Stock in respect of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time the Capital Stock of any other class or classes shall have or might have voting power by reason of the occurrence of any contingency).

     "Welfare Plan" means a "welfare plan", as such term is defined in Section 3(1) of ERISA.

     "Wholly Owned Subsidiary" means, with respect to any Person, a Subsidiary all the Capital Stock (other than directors' qualifying shares that are required under applicable law) of which is owned by such Person or another Wholly Owned Subsidiary of such Person.

     SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Issuance Request, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 8.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in Section 7.5. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Parent and its Subsidiaries, in each case without duplication.

                                   ARTICLE II

                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

     SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement (including Article VI) and the Amendment Agreement (including
Article III thereof), each Lender severally agrees as follows:

     SECTION 2.1.1. Loan Commitment. From time to time on any Business Day occurring prior to the Commitment Termination Date, each Lender will make Loans (relative to such Lender, its "Loans") to the Borrower so requesting such Loans equal to such Lender's Percentage of the aggregate amount of the Borrowing of Loans requested by such Borrower to be made on such day. On the terms and subject to the conditions hereof, each Borrower may from time to time borrow, prepay and reborrow Loans.

     SECTION 2.1.2. Commitment to Issue Letters of Credit. From time to time on any Business Day prior to the Stated Maturity Date, the Issuer will issue, and each Lender will participate in, the Letters of Credit, in accordance with
Article IV.

     SECTION 2.1.3. Lenders Not Permitted or Required to Make Loans or Issue Letters of Credit Under Certain Circumstances. No Lender shall be permitted or required to

          (a) make any Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Loans

               (i)    of all Lenders would exceed the Loan Commitment Amount,

               (ii)   of  all  Lenders,   together with  all  Letter  of  Credit
          Outstandings, would exceed the Commitment Amount,

               (iii) of such Lender would exceed such Lender's Percentage of the Loan Commitment Amount, or

               (iv) of such Lender, together with its Percentage of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the Commitment Amount; or

          (b) issue (in the case of the Issuer) any Letter of Credit if, after giving effect thereto

               (i) all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount,

               (ii) all Letter of Credit Outstandings, together with the aggregate outstanding principal amount of all Loans of all Lenders would exceed the Commitment Amount,

               (iii)  such   Lender's   Percentage   of  all  Letter  of  Credit
          Outstandings (after giving effect to Section 4.4) would exceed such Lender's Percentage of the Letter of Credit Commitment Amount, or

               (iv) such Lender's Percentage of all Letter of Credit Outstandings (after giving effect to Section 4.4), together with the aggregate outstanding principal amount of all Loans of such Lender would exceed such Lender's Percentage of the Commitment Amount.

     SECTION 2.2. Reduction of Commitment Amounts. The Commitment Amount, the Letter of Credit Commitment Amount and the Loan Commitment Amount are subject to reduction from time to time pursuant to this Section 2.2.

     SECTION 2.2.1. Optional. The Borrowers may, from time to time on any Business Day occurring after the Closing Date, voluntarily reduce the unused amount of the Commitment Amount; provided, however, that all such reductions shall require at least three Business Days' prior written notice to the Administrative Agent and be permanent, and any partial reduction of the Commitment Amount shall be in a minimum amount of $5,000,000 and in an integral multiple of $1,000,000.

     SECTION 2.2.2. Mandatory. The Commitment Amount shall, on the second Business Day following the receipt by the Parent or any of its Subsidiaries of any Net Disposition Proceeds, Net Equity Proceeds, Net Issuance Proceeds or Casualty Proceeds, as the case may be, be reduced by an aggregate amount equal to 100% of such Net Disposition Proceeds, 50% of such Net Equity Proceeds, 100% of such Net Issuance Proceeds or 100% of such Casualty Proceeds, as the case may be; provided, however, that, so long as a Default has not occurred and is not then continuing, the Commitment Amount shall not be reduced by

          (a) the amount of Net Disposition Proceeds received by the Parent or such Subsidiary in any Fiscal Year (commencing with the 2000 Fiscal Year) to the extent (x) such proceeds are applied to the acquisition or construction of property or assets to be used in the business of the Borrowers and their Subsidiaries within 180 days following the receipt thereof and (y) such property and assets (other than such property and assets so acquired or constructed in any Fiscal Year that have an aggregate fair market value not exceeding $1,000,000) are subject to a perfected, first priority Lien in favor of the Administrative Agent, subject only to Liens permitted by clauses (k), (l), (m) and (o) of Section 8.2.3; provided further, however, that Net Disposition Proceeds exceeding $2,500,000 from a single transaction shall not be required to be applied to the reduction of the Commitment Amount if (i) the Parent notifies the Administrative Agent in writing no later than the thirtieth day following the receipt of such Net Disposition Proceeds of the Parent's or such Subsidiary's good faith intention to apply such Net Disposition Proceeds to such replacement, acquisition or construction (and describes in reasonable written detail such proposed application no later than the sixtieth day following the receipt of such Net Disposition Proceeds) within 360 days following the receipt of such Net Disposition Proceeds and (ii) the Parent or such Subsidiary in fact uses such Net Disposition Proceeds as specified in such notice to the Administrative Agent within 360 days following the receipt of such Net Disposition Proceeds; and

          (b) the amount of any Casualty Proceeds received by the Parent or such Subsidiary that are applied to the rebuilding or replacement of the property or assets which were the source of such Casualty Proceeds within 180 days following the occurrence of such Casualty Event or such longer period as may otherwise be provided in any Mortgage with respect to such property or assets.

Each such reduction in the Commitment Amount shall be permanent and automatic.

     SECTION 2.2.3. Corresponding Reductions. Any reduction of the Commitment Amount which reduces the Commitment Amount below the then current amount of the Letter of Credit Commitment Amount or the Loan Commitment Amount, as the case may be, shall result in an automatic and corresponding reduction of the Letter of Credit Commitment Amount or the Loan Commitment Amount, as the case may be, to the amount of the Commitment Amount, as so reduced, without any further action on the part of the Administrative Agent, the Lenders or otherwise.

     SECTION 2.2.4. Initial Reductions. In the event that an Initial Reduction Lender's Percentage of the Commitment Amount is greater than $30,000,000 and to the extent the Commitment Amount shall not have been reduced (except to the extent during a period in which an Event of Default was then continuing) or would not be reduced by an amount exceeding in the aggregate $60,000,000, any reduction in the Commitment Amount pursuant to Section 2.2.1 shall result in an adjustment to such Lender's Percentage such that after giving effect to such reduction, such Initial Reduction Lender's adjusted Percentage shall be equal to the quotient, expressed as a percentage, of

          (a)   the greater of $30,000,000 and the excess of

               (i) the product of (A) such Lender's Percentage immediately prior to such reduction and (B) the Commitment Amount immediately prior to such reduction over

               (ii)   the  product  of (A)  the amount  of such  reduction  (the
          "Reduction Amount") and (B) the Initial Reduction Percentage (as defined below) of such Lender divided by

          (b) the excess of the Commitment Amount immediately prior to such reduction over the Reduction Amount;

provided, however, that in the event that the Reduction Amount is not entirely applied in reducing the percentages of the Initial Reduction Lenders pursuant to the foregoing and any such Initial Reduction Lender's Percentage (after such application) of the Commitment Amount is in excess of $30,000,000, the portion of such Reduction Amount not so applied shall be applied to reduce such Initial Reduction Lender's Percentage of the Commitment Amount until such Lender's Percentage of the Commitment Amount equals $30,000,000. After adjusting the Percentages of the Initial Reduction Lenders in accordance with the foregoing, the Percentages of the other Lenders shall be adjusted to equal the quotient, expressed as a percentage, of

          (a) the product of (i) such Lender's percentage immediately prior to such reduction and (ii) the Commitment Amount immediately prior to such reduction over

          (b) the excess of the Commitment Amount immediately prior to such reduction over the Reduction Amount.

Application of such reduction among the Lenders for purposes of Section 3.1(b) shall be made, first, to each Initial Reduction Lender that has its Percentage adjusted pursuant to the first sentence of this Section 2.2.4 in an amount equal to the excess of (a) the product of (i) such Initial Reduction Lender's Percentage immediately prior to such adjustment and (ii) the Commitment Amount immediately prior to such reduction over (b) the product of (i) such Initial Reduction Lender's Percentage immediately after such adjustment and (ii) the Commitment Amount immediately after such reduction, and, second, to all the Lenders (including the Initial Reduction Lenders) pro rata in accordance with their Percentages as adjusted pursuant to the first two sentences of this
Section 2.2.4. For purposes of this Section, the "Initial Reduction Percentage" shall equal, in the case where the applicable Lender is Credit Suisse First Boston (together with its Affiliates), 60%, and, in the case where the applicable Lender is Chase (together with its Affiliates), 40%; provided, however, that if any Initial Reduction Lender's Percentage of the Commitment Amount shall at any time be equal to or less than $30,000,000, the Initial Reduction Percentage of such Initial Reduction Lender shall at all times thereafter equal zero and the Initial Reduction Percentage of the other Initial Reduction Lender shall be 100%. "Initial Reduction Lender" shall mean each of Credit Suisse First Boston (together with its Affiliates) and Chase (together with its Affiliates).

     SECTION 2.3. Borrowing Procedure. By delivering a Borrowing Request to the Administrative Agent on or before 11:00 a.m. (New York City, New York time) on a Business Day, any Borrower may from time to time irrevocably request,

          (a) on such Business Day (but in any event not more than five Business Days' notice) in the case of ABR Loans, or

          (b) on not less than three (but in any event not more than five) Business Days' notice in the case of Eurodollar Loans,

          (c) that a Borrowing be made, in the case of ABR Loans, in a minimum amount of $1,000,000 and an integral multiple of $100,000, in the case of Eurodollar Loans, in a minimum amount of $5,000,000 and an integral multiple of $100,000 or, in either case, in the unused amount of the Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day specified in such Borrowing Request. On or before 1:00 p.m. (New York City, New York time) on such Business Day, each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to such Borrower by wire transfer to the accounts such Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 11:00 a.m. (New York City, New York time) on a Business Day, any Borrower may from time to time irrevocably elect with respect to Loans borrowed by it,

          (a)   on such Business Day in the case of ABR Loans, or

          (b) on not less than three (but in any event not more than five) Business Days' notice in the case of Eurodollar Loans,

that all, or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $100,000, in the case of any Eurodollar Loan, be converted into an ABR Loan, or an aggregate minimum amount of $5,000,000 and an integral multiple of $100,000, in the case of any ABR Loan or Eurodollar Loan, as the case may be, be converted into or continued as, as the case may be, a Eurodollar Loan (in the absence of delivery of a Continuation/ Conversion Notice with respect to any Eurodollar Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such Eurodollar Loan shall, on such last day, automatically convert to an ABR Loan); provided, however, that (i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders and (ii) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, Eurodollar Loans when any Default has occurred and is continuing.

     SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert Eurodollar Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such Eurodollar Loan; provided, however, that such Eurodollar Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the applicable Borrower to repay such Eurodollar Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, each Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 5.1, 5.2, 5.3 or 5.4, it shall be conclusively assumed that each Lender elected to fund all Eurodollar Loans by purchasing deposits in U.S. Dollars in its Eurodollar Office's interbank eurodollar market.

     SECTION 2.6. Loan Accounts. (a) The Loans and participations in the Letter of Credit Outstandings made by each Lender and the Letters of Credit issued by the Issuer shall be evidenced by one or more loan accounts or records maintained by such Lender or the Issuer, as the case may be, in the ordinary course of business. The loan accounts or records maintained by the Administrative Agent, the Issuer and each Lender shall be conclusive absent manifest error of the amount of the Loans, the participations in Letter of Credit Outstandings and the Letters of Credit made by the Lenders and the Issuer, as the case may be, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of any Borrower hereunder to pay any amount owing with respect to the Loans and Letters of Credit, as the case may be, or of the Lenders with respect to participations in Letter of Credit Outstandings.

     (b) If requested by any Lender, such Lender's Loans under the Loan Commitment shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original Loan Commitment Amount. Each Borrower hereby irrevocably authorizes each Lender having a Note to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on applicable Borrower absent manifest error; provided, however, that the failure of any Lender having a Note to make any such notations shall not limit or otherwise affect any Obligations of any Borrower or any other Obligor.

                                  ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1. Repayments and Prepayments. Each Borrower shall repay in full the unpaid principal amount of each of its Loans upon the Stated Maturity Date. Prior thereto, such Borrower

          (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans borrowed by it; provided, however, that

               (i) any such prepayment shall be made pro rata among Loans of the same type, and, if applicable, having the same Interest Period of all Lenders;

               (ii) all such voluntary prepayments shall require prior irrevocable written notice to the Administrative Agent received by the Administrative Agent no later than 11:00 a.m. (New York City, New
          York)

                    (A) on such Business Day in the case of ABR Loans, or

                    (B) on not less than  three  (but in any event not more than five) Business Days' notice in the case of Eurodollar Loans, and

               (iii) all such voluntary partial prepayments shall be, in the case of ABR Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $100,000 and, in the case of Eurodollar Loans, in an aggregate minimum amount of $5,000,000 and an integral multiple of $100,000;

          (b) shall, on each date when any reduction in the Commitment Amount shall become effective (including pursuant to Section 2.2), make a mandatory prepayment equal to the excess, if any, of the aggregate, outstanding principal amount of all Loans and Letter of Credit Outstandings over the Commitment Amount in effect on such date (following such reduction), which mandatory prepayment shall, subject to Section 2.2.4, be applied (or held for application, as the case may be) by the Lenders

               (i) first, to the payment of the aggregate unpaid principal amount of those Loans then outstanding equal to the excess, if any, of the aggregate, outstanding principal amount of all Loans over the Loan Commitment Amount in effect on such date (following such reduction, if applicable);

               (ii) second, to the payment and/or cash collateralization of the then outstanding Letter of Credit Outstandings equal to the excess, if any, of the Letter of Credit Outstandings over the Letter of Credit Commitment Amount in effect on such date (following such reduction, if applicable); and

               (iii) third, to the payment of the aggregate unpaid principal amount of the Loans, and then to the payment and/or cash collateralization of the then outstanding Letter of Credit Outstandings equal to the excess, if any, of the aggregate, outstanding principal amount of all Loans and Letter of Credit Outstandings over the Commitment Amount in effect on such date; and

          (c) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 9.2 or Section 9.3, repay all Loans, unless, pursuant to Section 9.3, only a portion of all Loans is so accelerated.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty (except as may be required by Section 5.4).

     SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.

     SECTION 3.2.1. Rates. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, any Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

          (a) on that portion maintained from time to time as an ABR Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin for such Loan; and

          (b) on that portion maintained as a Eurodollar Loan, during each Interest Period applicable thereto, equal to the sum of the Eurodollar Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin for such Loan.

     All Eurodollar Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Loan.

     SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) and not paid on such date, or after any other monetary Obligation of any Borrower or any other Obligor, as the case may be, shall have become due and payable and not be paid on such date, such Borrower or such other Obligor, as the case may be, shall pay, but only to the extent permitted by law and not otherwise provided for in any Enhancement Letter of Credit in respect of a Liquidity Obligation, interest (after as well as before judgment) on the aggregate principal amount of all Loans then outstanding and on such other monetary Obligations at a rate per annum equal

          (a) in the case of the aggregate principal amount of all Loans then outstanding, to the interest rate otherwise applicable thereto plus an additional margin of 200 basis points; and

          (b) in the case of such other monetary Obligations of such Borrower or such other Obligor (other than such obligations comprised of the principal amount of any Loan), to the Alternate Base Rate from time to time in effect plus a margin of 200 basis points.

     SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

          (a)   on the Stated Maturity Date therefor;

          (b) on the date of any optional or required payment or prepayment, in whole or in part, of principal outstanding on such Loan (to the extent of the amount prepaid or required to be prepaid);

          (c) with respect to ABR Loans, on each Quarterly Payment Date occurring after the Original Amendment Effective Date;

          (d) with respect to Eurodollar Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the same calendar day of every third month of such Interest Period as the day on which such Interest Period commenced);

          (e) with respect to any ABR Loans converted into Eurodollar Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

          (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION 3.3. Fees. The Borrowers, jointly and severally, agree to pay the fees set forth in this Section 3.3. All such fees shall be non-refundable.

     SECTION 3.3.1. Commitment Fees. The Borrowers, jointly and severally, agree to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitment is suspended by reason of any Borrower's inability to satisfy any condition of Article VI) commencing on the Original Amendment Effective Date and continuing through the Commitment Termination Date, a commitment fee equal to the Applicable Commitment Fee on such Lender's Percentage of the sum of the average daily unused portion of the Commitment Amount. Such commitment fee shall be payable by the Borrowers, jointly and severally, in arrears on each Quarterly Payment Date, after the Original Amendment Effective Date, and on the Commitment Termination Date.

     SECTION 3.3.2.   [INTENTIONALLY OMITTED].

     SECTION 3.3.3. Administrative Agent's Fee. The Borrowers, jointly and severally, agree to pay to the Administrative Agent for its own account, a non-refundable initial fee in the amount set forth in the letter agreement (the "Fee Letter"), dated August 3, 2000, between the Borrowers and Credit Suisse First Boston, payable on the Original Amendment Effective Date and thereafter, a non-refundable annual fee in the amount set forth in the Fee Letter, payable in advance on each anniversary of the Original Amendment Effective Date.

     SECTION 3.3.4. Letter of Credit Face Amount Fee. The Borrower or Borrowers requesting a Letter of Credit agree to pay to the Administrative Agent, for the account of the Lenders, a fee for such Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires or is terminated, calculated at a per annum rate equal to the Applicable Margin with respect to Eurodollar Loans on the Stated Amount of such Letter of Credit. Such fee shall be payable by such Borrower or Borrowers in arrears each Quarterly Payment Date, after the Original Amendment Effective Date, commencing on the first such date after the issuance of such Letter of Credit.

     SECTION 3.3.5. Letter of Credit Issuing Fee. The Borrower or Borrowers requesting a Letter of Credit agree to pay to the Administrative Agent, for the account of the Issuer, an issuing fee for such Letter of Credit for the period from and including the date of issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires or is terminated of ..125% per annum on the Stated Amount of such Letter of Credit. Such fee shall be payable by such Borrower or Borrowers in arrears on each Quarterly Payment Date after the Original Amendment Effective Date, and on the Commitment Termination Date for any period then ending for which such fee shall not theretofore have been paid, commencing on the first such date after the issuance of such Letter of Credit.

     SECTION 3.3.6. Letter of Credit Administrative Fee. Each Borrower agrees to pay to the Administrative Agent, for the account of the Issuer, the amounts set forth in Section 4.3.

                                   ARTICLE IV

                                LETTERS OF CREDIT

     SECTION 4.1. Issuance Requests. By delivering to the Administrative Agent and the Issuer an Issuance Request, together with an Enhancement Letter of Credit Application and Agreement if such Issuance Request is in respect of an Enhancement Letter of Credit on or before 11:00 a.m. (New York City, New York time), a Subsidiary Borrower may request, from time to time prior to the Commitment Termination Date and on not less than three nor more than 30 Business Days' notice (or such shorter or longer notice as may be acceptable to the Issuer), in the case of General Letters of Credit, and on not less than 15 nor more than 30 Business Days' notice (or such shorter or longer notice as may be acceptable to the Issuer), in the case of Enhancement Letters of Credit (provided that the Stated Amount of any such Enhancement Letter of Credit need not be provided to the Issuer in writing until the fifth Business Day prior to the issuance thereof), that the Issuer issue Letters of Credit in support of financial obligations of such Subsidiary Borrower or any other Account Party incurred (in the case of General Letters of Credit) in the ordinary course of business of such Borrower or such Account Party, as the case may be, and which are described in such Issuance Request; provided that, in the case of an Issuance Request that requests an increase in the Stated Amount of an Enhancement Letter of Credit then outstanding, such Issuance Request shall be so delivered on not less than five nor more than fifteen Business Days notice (or such shorter or longer notice as may be acceptable to the Issuer). Upon receipt of an Issuance Request and, if applicable, an Enhancement Letter of Credit Application and Agreement, the Administrative Agent shall promptly notify the Lenders thereof. Each Letter of Credit shall by its terms:

          (a)   be issued in a Stated Amount denominated in U.S. Dollars which

               (i)    is at least $25,000;

               (ii)   does not exceed (or would not exceed)

                    (A) an  amount  equal  to the  excess,  if  any,  of (x) the
               Commitment Amount over (y) the sum of all Letter of Credit Outstandings plus the aggregate outstanding principal amount of all Loans, or

                    (B) an amount equal to the excess,  if any, of the Letter of
               Credit Commitment Amount over all Letter of Credit Outstandings; and

          (b) be stated to expire on a date (its "Stated Expiry Date") no later than the earlier of (i) (A) one year from its date of issuance, in the case of a General Letter of Credit, and (B) three years from its date of issuance, in the case of an Enhancement Letter of Credit, and (ii) the Commitment Termination Date in effect at the time of such issuance.

So long as no Default has occurred and is continuing, by delivery to the Issuer and the Administrative Agent of an Issuance Request, at least three but not more than ten Business Days (or such shorter or longer notice as may be acceptable to the Issuer) prior to the Stated Expiry Date of any issued General Letter of Credit or prior to the date any issued General Letter of Credit containing an "evergreen" or similar automatic extension feature is scheduled to automatically be extended (unless the beneficiary thereof shall have received notice to the contrary from the Issuer), the applicable Subsidiary Borrower may request the Issuer to extend the Stated Expiry Date of such issued General Letter of Credit for an additional period not to exceed the earlier of (A) one year from its date of extension and (B) the Commitment Termination Date in effect at the time of such extension. So long as no Default has occurred and is continuing, the applicable Subsidiary Borrower (or the applicable Account Party) may request the Issuer to extend the Stated Expiry Date of any issued Enhancement Letter of Credit for an additional period not to exceed the earlier of (A) two years from its date of extension and (B) the Commitment Termination Date in effect at the time of such extension; provided such request is made in accordance with the terms of the Enhancement Letter of Credit Application and Agreement relating thereto and is accompanied by delivery to the Issuer and the Administrative Agent of an Issuance Request. Each Enhancement Letter of Credit that provides for LOC Liquidity Disbursements shall be issued pursuant to an Enhancement Letter of Credit Application and Agreement substantially in the form of Exhibit J, with such modifications thereto as the Administrative Agent and the Issuer may consent (a "CP Enhancement Letter of Credit Application and Agreement").
Notwithstanding any provision contained in the foregoing to the contrary, no Borrower may request the issuance of, and the Issuer shall not have any obligation to issue, any Letter of Credit at any time when, and so long as, there shall be outstanding in the aggregate 50 Letters of Credit, unless otherwise consented to by the Issuer and the Administrative Agent.

     SECTION 4.2. Issuances and Extensions. On the terms and subject to the conditions of this Agreement (including Article VI) and the terms of the Amendment Agreement (including Article III thereof), the Issuer shall issue Letters of Credit, and extend the Stated Expiry Dates of outstanding Letters of Credit, in accordance with the Issuance Requests made therefor and, if applicable, the Enhancement Letter of Credit Application and Agreement relating thereto; provided, however, that the issuance of an Enhancement Letter of Credit (a "Replacement Enhancement Letter of Credit") to replace another outstanding Enhancement Letter of Credit (an "Outstanding Enhancement Letter of Credit") shall not require the satisfaction of the terms and conditions set forth in
Section 6.2.1 so long as (a) the issuance of the Replacement Enhancement Letter of Credit is required under the Enhancement Letter of Credit Application and Agreement relating to the Outstanding Enhancement Letter of Credit, (b) the Replacement Letter of Credit has terms substantially identical to those of the Outstanding Enhancement Letter of Credit, and (c) the Outstanding Enhancement Letter of Credit is terminated contemporaneously with the issuance of the Replacement Enhancement Letter of Credit. The Issuer shall promptly confirm any such issuance or extension (including the date of such issuance or extension), as the case may be, to the Administrative Agent. The Issuer will make available the original of each Letter of Credit which it issues in accordance with the Issuance Request and the Enhancement Letter of Credit Application and Agreement, if applicable, therefor to the beneficiary thereof (and will promptly provide each of the Lenders with a copy of such Letter of Credit) and will notify the beneficiary under any Letter of Credit of any extension of the Stated Expiry Date thereof.

     SECTION 4.3. Expenses. Each Borrower agrees to pay to the Administrative Agent for the account of the Issuer all reasonable and customary administrative expenses of the Issuer in connection with the issuance, maintenance, modification (if any) and administration of each Letter of Credit requested by such Borrower promptly upon demand from time to time.

     SECTION 4.4. Other Lenders' Participation. Each Letter of Credit issued pursuant to Section 4.2 shall, effective upon its issuance and without further action, be issued on behalf of all Lenders (including the Issuer thereof) pro rata according to their respective Percentages. Each Lender shall, to the extent of its Percentage, be deemed irrevocably to have participated in the issuance of such Letter of Credit and (x) shall be responsible to reimburse promptly the Issuer thereof for Reimbursement Obligations which have not been reimbursed by the applicable Borrower in accordance with Section 4.5, or which have been reimbursed by such Borrower but must be returned, restored or disgorged by the Issuer for any reason, or (y) in the case of an LOC Liquidity Disbursement, shall participate in such LOC Liquidity Disbursement in accordance with the terms of the Enhancement Letter of Credit Application and Agreement relating thereto. Each Lender shall, to the extent of its Percentage, be entitled to receive from the Administrative Agent a ratable portion of the letter of credit fees received by the Administrative Agent pursuant to Section 3.3.4 with respect

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


to each Letter of Credit. In the event that (a) the applicable Borrower or Borrowers shall fail to reimburse the Issuer, or if for any reason Loans shall not be made to fund any Reimbursement Obligation, all as provided in Section 4.5 and in an amount equal to the amount of any drawing honored by the Issuer under a Letter of Credit issued by it, (b) the Issuer must for any reason return or disgorge such reimbursement or (c) an LOC Liquidity Disbursement has occurred, the Issuer shall promptly notify the Administrative Agent of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Each Lender shall make available to the Administrative Agent for the account of the Issuer, whether or not any Default shall have occurred and be continuing, an amount equal to its respective participation in same day or immediately available funds at the office of the Issuer specified in such notice not later than 11:00 a.m. (New York City, New York time) on the Business Day (under the laws of the jurisdiction of the Issuer) after the date notified by the Issuer. In the event that any Lender fails to make available to the Administrative Agent for the account of the Issuer the amount of such Lender's participation in such Letter of Credit as provided herein, the Issuer shall be entitled to recover such amount on demand from such Lender together with interest at the daily average Federal Funds Rate for three Business Days (together with such other compensatory amounts as may be required to be paid by such Lender to the Administrative Agent and/or the Issuer, as the case may be, pursuant to the Rules for Interbank Compensation of the Council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time) and thereafter at the Alternate Base Rate plus 200 basis points. Nothing in this Section shall be deemed to prejudice the right of any Lender to recover from the Issuer any amounts made available by such Lender to the Issuer pursuant to this Section in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by the Issuer in respect of which payment was made by such Lender constituted gross negligence or wilful misconduct on the part of the Issuer. The Issuer shall distribute to the Administrative Agent for the account of each other Lender which has paid all amounts payable by it under this Section with respect to any Letter of Credit issued by the Issuer such other Lender's Percentage of all payments received by the Issuer from any Borrower in reimbursement of drawings honored by the Issuer under such Letter of Credit when such payments are received.

     SECTION 4.5. Disbursements. The Issuer will notify the applicable Borrower or Borrowers and the Administrative Agent promptly of the presentment for payment of any Letter of Credit, together with notice of the date (a "Disbursement Date") such payment shall be made. Subject to the terms and provisions of such Letter of Credit, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. The applicable Borrower or Borrowers will reimburse the Issuer for all amounts which it has disbursed under such Letter of Credit, except to the extent such amounts are in respect of an LOC Liquidity Disbursement (in which case such amounts shall be reimbursed to the Issuer or the Lenders by the applicable SPC in accordance with the provisions of the Enhancement Letter of Credit Application and Agreement relating thereto (the obligation of such SPC to reimburse the Issuer or the Lenders for such amounts in accordance with such terms being herein referred to as a "Liquidity Obligation")), on the Disbursement Date, if such Borrower or Borrowers are notified of such disbursement prior to 12:00 noon (New York, New

York, time) on the Disbursement Date, or on the Business Day immediately succeeding the Disbursement Date, if such Borrower or Borrowers are not so notified (the "Reimbursement Due Date"). To the extent the Issuer is not reimbursed in full in respect of any Reimbursement Obligation payable by such Borrower or Borrowers on the Disbursement Date, such Reimbursement Obligation shall accrue interest from (and including) the Disbursement Date at a fluctuating rate per annum equal to the sum of the Alternate Base Rate from time to time in effect, plus the Applicable Margin for ABR Loans from time to time in effect, plus from (and including) the Reimbursement Due Date, a margin of 200 basis points, payable on demand. In the event the Issuer is not reimbursed by such Borrower or Borrowers on the Disbursement Date for any Reimbursement Obligation in respect of any Letter of Credit due and owing on such Disbursement Date, or if the Issuer must for any reason return or disgorge such reimbursement, the Lenders (including the Issuer) shall, on the terms and subject to the conditions of this Agreement (including the conditions set forth in Article VI), fund such Reimbursement Obligation by making, on the next Business Day, Loans which are ABR Loans as provided in Section 2.3 (such Borrower or Borrowers being deemed to have given a timely Borrowing Request therefor for such amount); provided, however, for the purpose of determining the availability of the Commitments to make Loans immediately prior to giving effect to the application of the proceeds of such Loans, such Reimbursement Obligation shall be deemed not to be outstanding at such time.

     SECTION 4.6. Reimbursement. The obligation (a "Reimbursement Obligation") of an Obligor under Section 4.5 or under the applicable Enhancement Letter of Credit Application and Agreement to reimburse the Issuer with respect to each disbursement (including interest thereon), and each Lender's obligation to make participation payments in each drawing which has not been reimbursed by the applicable Borrower or Borrowers or the applicable Account Party, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which such Borrower or Borrowers may have or have had against any Lender or any beneficiary of a Letter of Credit, including any defense based upon the occurrence of any Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such disbursement, or the legality, validity, form, regularity, or enforceability of such Letter of Credit; provided, however, that nothing herein shall adversely affect the right of such Borrower or Borrowers to commence any proceeding against the Issuer for any wrongful disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

     SECTION 4.7. Deemed Disbursements. Upon the occurrence and during the continuation of any Event of Default or the occurrence of the Commitment
Termination Date, an amount equal to that portion of Letter of Credit Outstandings attributable to outstanding and undrawn Letters of Credit shall, at the election of the Issuer acting on instructions from the Required Lenders, and without demand upon or notice to any Borrower, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed), and, upon notification by the Issuer to the Administrative Agent and the applicable Borrower or Borrowers of its obligations under this Section, such Borrower or Borrowers shall be immediately obligated to reimburse the Issuer the amount deemed to have been so paid or disbursed by the Issuer. Any amounts so received by the Issuer from such Borrower or Borrowers pursuant to this Section shall be held as collateral security for the repayment of such Borrower's or Borrowers'
obligations in connection with the Letters of Credit issued by the Issuer. At any time when such Letters of Credit shall terminate and all Obligations of the Issuer are either terminated or paid or reimbursed to the Issuer in full, the Obligations of such Borrower or Borrowers under this Section shall be reduced accordingly (subject, however, to reinstatement in the event any payment in respect of such Letters of Credit is recovered in any manner from the Issuer), and the Issuer will return to such Borrower or Borrowers the excess, if any, of

          (a) the aggregate amount deposited by such Borrower or Borrowers with the Issuer and not theretofore applied by the Issuer to any Reimbursement Obligation over

          (b) the aggregate amount of all Reimbursement Obligations to the Issuer pursuant to this Section, as so adjusted.

At such time when all Events of Default shall have been cured or waived, the Issuer shall return to such Borrower or Borrowers all amounts then on deposit with the Issuer pursuant to this Section. All amounts on deposit pursuant to this Section shall, until their application to any Reimbursement Obligation or their return to such Borrower or Borrowers, as the case may be, bear interest at the daily average Federal Funds Rate from time to time in effect (net of the costs of any reserve requirements, in respect of amounts on deposit pursuant to this Section, pursuant to F.R.S. Board Regulation D), which interest shall be held by the Issuer as additional collateral security for the repayment of such Borrower's or Borrowers' Obligations in connection with the Letters of Credit issued by the Issuer.

     SECTION 4.8. Nature of Reimbursement Obligations. Each Borrower shall assume all risks of the acts, omissions, or misuse of any Letter of Credit requested by it by the beneficiary thereof. Neither the Issuer nor any Lender shall be responsible for:

          (a) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged;

          (b) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

          (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

          (d) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise; or

          (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a disbursement under a Letter of Credit or of the proceeds thereof.

None of the foregoing shall affect, impair, or prevent the vesting of any of the rights or powers granted the Issuer or any Lender hereunder. In furtherance and extension, and not in limitation or derogation, of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith shall be binding upon each Borrower and, in the absence of gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction, shall not put the Issuer under any resulting liability to such Borrower.

     SECTION 4.9. Indemnity. In addition to amounts payable as elsewhere provided herein, the Borrowers hereby, jointly and severally, agree to protect, indemnify, pay and save the Issuer harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) which the Issuer may incur or be subject to as a consequence, direct or indirect, of

          (a) the issuance of any Letter of Credit, other than as a result of the gross negligence or willful misconduct of the Issuer or a breach by the Issuer (or its agents or employees or any other Person under its control) of any obligation of the Issuer under such Letter of Credit to the Borrower which is the account party thereof, as determined by a final judgment of a court of competent jurisdiction, or

          (b) the failure of the Issuer to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

     SECTION 4.10. Borrowers' Guaranty of Reimbursement Obligations of its Subsidiaries. Each Borrower agrees as follows in respect of the Reimbursement Obligations of their respective Subsidiaries (other than SPCs):

     SECTION 4.10.1.  Guaranty.      Each     Borrower    hereby,    absolutely,
unconditionally and irrevocably

          (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Reimbursement Obligations (other than Liquidity Obligations) now or hereafter existing, of each Subsidiary Guarantor that is an Account Party which arise out of, or are incurred in connection with, such Letters of Credit, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) andss.506(b)), and

          (b) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under the guaranty contained in this Section 4.10;

provided, however, that in the case of the guaranty made by each of Operations and Thrifty in respect of a Subsidiary Guarantor that is not its Subsidiary, Operations or Thrifty, as the case may be, shall be liable under the guaranty set forth in this Section 4.10 for the maximum amount of such liability that can be hereby incurred without rendering the guaranty set forth in this Section 4.10, as it relates to Operations or Thrifty, as the case may be, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The guaranty contained in this Section 4.10 constitutes a guaranty of payment when due and not of collection, and each Borrower specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Account Party or any other Obligor (or any other Person) before or as a condition to the obligations of such Borrower under the guaranty contained in this Section 4.10 (such obligations hereinafter referred to as the "Guaranteed Obligations").

     SECTION 4.10.2. Acceleration of Guaranty. Each Borrower agrees that, if an Event of Default of the nature set forth in Section 9.1.9 shall occur at a time when any of the Guaranteed Obligations of any Account Party may not then be due and payable, such Borrower agrees that it will pay to the Administrative Agent for the account of the Secured Parties forthwith the full amount which would be payable under the guaranty contained in this Section 4.10 by such Borrower if all such Guaranteed Obligations were then due and payable.

     SECTION 4.10.3.  Guaranty  Absolute,  etc. The  guaranty  contained in this
Section 4.10 shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Guaranteed Obligations of the Account Parties have been paid in full in cash, all Obligations of each Borrower and each other Obligor hereunder have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments shall have terminated. Each Borrower guarantees that the Guaranteed Obligations of the Account Parties will be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of each Borrower under the guaranty contained in this Section 4.10 shall be absolute, unconditional and irrevocable irrespective of:

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          (a)   any  lack  of  validity,  legality  or  enforceability  of  this
     Agreement, any Note or any other Loan Document;

          (b)   the failure of any Secured Party or any holder of any Note

               (i) to assert any claim or demand or to enforce any right or remedy against any Account Party, any other Obligor or any other Person (including any other guarantor (including such Borrower)) under the provisions of this Agreement, any Note, any other Loan Document or otherwise, or

               (ii)   to  exercise  any  right  or   remedy  against  any  other
          guarantor (including such Borrower) of, or collateral securing, any Guaranteed Obligations of any Account Party;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations of any Account Party, or any other extension, compromise or renewal of any Guaranteed Obligation of any Account Party;

          (d) any reduction, limitation, impairment or termination of any Guaranteed Obligations of any Account Party for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and such Borrower hereby waives any right to or claim
     of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations of any Account Party or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement, any Note or any other Loan Document;

          (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Guaranteed Obligations of any Account Party; or

          (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Account Party, any surety or any guarantor.

     SECTION 4.10.4. Reinstatement, etc. Each Borrower agrees that the guaranty contained in this Section 4.10 shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of any Account Party or otherwise, all as though such payment had not been made.

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

     SECTION 4.10.5. Waiver, etc. Each Borrower hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations of any Account Party or any other Obligor and the guaranty contained in this Section 4.10 and any requirement that the Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against any Account Party, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Guaranteed Obligations of any Account Party.

     SECTION 4.10.6. Postponement of Subrogation, etc. Each Borrower agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under the guaranty contained in this Section 4.10, by any payment made under the guaranty contained in this Section 4.10 or otherwise, until the prior payment in full in cash of all Guaranteed Obligations of each Account Party, the prior payment in full in cash of all Obligations of each Borrower, the termination or expiration of all Letters of Credit and the termination of all Commitments. Any amount paid to any Borrower on account of any such subrogation rights prior to the payment in full in cash of all Guaranteed Obligations of each Account Party shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Guaranteed Obligations of each Account Party, whether matured or unmatured, in accordance with the terms of this Agreement; provided, however, that if

          (a) such Borrower has made payment to the Secured Parties and each holder of a Note of all or any part of the Guaranteed Obligations of any Account Party, and

          (b) all Guaranteed Obligations of each Account Party have been paid in full in cash, all Obligations of each Borrower have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at such Borrower's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to such Borrower appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Borrower of an interest in the Guaranteed Obligations of each Account Party resulting from such payment by such Borrower. In furtherance of the foregoing, for so long as any Obligations (including Guaranteed Obligations) or Commitments remain outstanding, each Borrower shall refrain from taking any action or commencing any proceeding against any Account Party (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under the guaranty contained in this Section 4.10 to any Secured Party or any holder of a Note.

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

     SECTION 4.10.7. Right of Contribution. Each Borrower hereby agrees that to the extent that a Borrower shall have paid more than its proportionate share of any payment made hereunder, such Borrower shall be entitled to seek and receive contribution from and against any other Borrower hereunder who has not paid its proportionate share of such payment. Each Borrower's right of contribution shall be subject to the terms and conditions of Section 4.10.6. The provisions of this
Section 4.10.7 shall in no respect limit the obligations and liabilities of any Borrower to the Administrative Agent and each other Secured Party, and each Borrower shall remain liable to the Administrative Agent and each other Secured Party for the full amount guaranteed by such Borrower hereunder.

     SECTION 4.10.8. Successors, Transferees and Assigns; Transfers of Notes, etc. The guaranty contained in this Section 4.10 shall:

          (a) be binding upon each Borrower, and its successors, transferees and assigns; and

          (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including the guaranty contained in this Section 4.10) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 12.11 and Article XI.

     SECTION 4.11. No Bankruptcy Petition Against RCFC or Dollar Thrifty Funding. With respect to each Enhancement Letter of Credit issued hereunder relating to RCFC or Dollar Thrifty Funding, each of the Lenders hereby covenants and agrees that,

          (a) prior to the date which is one year and one day after the payment in full of the latest maturing note issued under the Base Indenture, it will not institute against, or join with any other Person in instituting against, RCFC, and

          (b) prior to the date which is one year and one day after the payment in full of the latest maturing commercial paper note issued by Dollar Thrifty Funding, it will not institute against, or join with any other Person in instituting against Dollar Thrifty Funding, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law; provided, however, that nothing in this Section 4.11 shall constitute a waiver of any right to indemnification, reimbursement or other payment from any Obligor pursuant to this Agreement or any other Loan Document. In the event that any Lender takes action in violation of this Section 4.11, each Borrower agrees, for the benefit of the holders of the notes issued under the Base Indenture and the commercial paper notes issued by Dollar Thrifty

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


Funding, that it shall cause RCFC or Dollar Thrifty Funding, as the case may be, to file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by such Lender against RCFC or Dollar Thrifty Funding, as the case may be, or the commencement of such action and raise the defense that such Lender has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert; and such Lender shall be liable for and pay any costs and expenses incurred by RCFC or Dollar Thrifty Funding, as the case may be, in connection therewith. The provisions of this Section 4.11 shall survive the termination of the Agreement.

     SECTION 4.12. Original Letters of Credit. Each Original Letter of Credit shall be deemed to be a Letter of Credit issued hereunder on the Original Amendment Effective Date.

                                   ARTICLE V

                  CERTAIN EURODOLLAR RATE AND OTHER PROVISIONS

     SECTION 5.1. Eurodollar Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Borrowers, the Administrative Agent and the Lenders, be conclusive and binding on each Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a Eurodollar Loan of a certain type, the obligations of such Lender to make, continue, maintain or convert into any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding Eurodollar Loans of such type of such Lender shall automatically convert into ABR Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion, and all Loans of such Lender that would otherwise have been made or continued as, or converted into, Eurodollar Loans shall instead be made as or converted into, or continued as, ABR Loans upon which interest shall be payable at the same time as the related Eurodollar Loans.

     SECTION 5.2. Deposits Unavailable. If the Administrative Agent shall have determined that by reason of circumstances affecting the London interbank market, adequate means do not exist for ascertaining the interest rate applicable hereunder to Eurodollar Loans of any type, then, upon notice from the Administrative Agent to the Borrowers and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, Eurodollar Loans of such type shall forthwith be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION 5.3. Increased Eurodollar Loan Costs, etc. The Borrowers, jointly and severally, agree to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, Eurodollar Loans that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the Original Effective Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other

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governmental  authority,  except for such changes with respect to (i)  increased capital costs which are governed by Section 5.5, (ii) Taxes  governed by Section
5.6 (including taxes imposed by reason of any failure of such Lender to comply with its obligations under clause (b) of Section 5.6) and (iii) taxes imposed by a taxing authority on or measured by the net income, overall receipts or capital of such Lender or any lending office, branch or any affiliate thereof and any franchise taxes or branch taxes imposed by a taxing authority on such Lender or any lending office, branch or any affiliate thereof; provided, however, that no Borrower shall have any obligation to pay any such additional amount under this
Section 5.3 with respect to any such change unless such Lender shall have notified the applicable Borrower of its demand within 90 days after the date upon which such Lender has obtained audited financial statements with respect to the fiscal year of such Lender in which such change occurred. Such Lender shall promptly notify the Administrative Agent and the Borrowers in writing of the occurrence of any such reduction or increase (but in no event later than the date by which such Lender may demand reimbursement therefor pursuant to the immediately preceding sentence), such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender on an after-tax basis for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrowers directly to such Lender within five Business Days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on each Borrower.

     SECTION 5.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a Eurodollar Loan) as a result of

          (a) any conversion or repayment or prepayment of the principal amount of any Eurodollar Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or otherwise;

          (b) any Loans not being made as Eurodollar Loans in accordance with the Borrowing Request therefor; or

          (c) any Loans not being continued as, or converted into, Eurodollar Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrowers (with a copy to the Administrative Agent), the Borrowers shall, within five Business Days of their receipt thereof, jointly and severally, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on each Borrower.

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

     SECTION 5.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority after the Original Effective Date affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, issuance of or participation in Letters of Credit or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrowers, the Borrowers shall, jointly and severally, pay directly to such Lender within five Business Days additional amounts sufficient to compensate such Lender or such controlling Person on an after-tax basis for such reduction in rate of return; provided, however, that no Borrower shall have any obligation to pay any such additional amount under this Section 5.5 with respect to any such change unless such Lender shall have notified the applicable Borrower of its demand within 90 days after the date upon which such Lender or such controlling Person has obtained audited financial statements with respect to the fiscal year of such Lender or such controlling Person in which such change occurred. Such Lender or controlling Person shall promptly notify the Administrative Agent and the Borrowers in writing of the occurrence of any such reduction (but in no event later than the date by which such Lender or controlling Person may demand payment therefor pursuant to the immediately preceding sentence). A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on each Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION 5.6. Taxes. Except to the extent otherwise provided in the proviso to clause (iii) of this Section 5.6(a) and the proviso to the sentence immediately succeeding such clause (iii), all payments by any Borrower of principal of, and interest on, the Credit Extensions and all other amounts payable hereunder (including fees) shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding (A) in the case of each Lender and the Administrative Agent, taxes imposed on or measured by the net income, overall receipts or capital of such Lender (or any Lending office,

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


branch or affiliate of such Lender) or the Administrative Agent and franchise taxes or branch taxes imposed on such Lender (or any lending office, branch or affiliate of such Lender) or the Administrative Agent, as the case may be, (x) by the jurisdiction under the laws of which it is organized or any political subdivision thereof or (y) by reason of any connection between the jurisdiction imposing such tax and such Lender (or any lending office, branch or affiliate thereof) or the Administrative Agent, as the case may be, other than a connection arising solely from such Lender (or such lending office, branch or affiliate) or the Administrative Agent, as the case may be, having executed, delivered, or performed its obligations under, or received payment under or enforced, this Agreement, any Note or any other Loan Document and, (B) in the case of each Lender, taxes imposed on or measured by the net income, overall receipts or capital of such Lender (or any lending office, branch or affiliate of such Lender) and franchise taxes or branch taxes imposed on such Lender (or any lending office, branch or affiliate of such Lender) by the jurisdiction in which such Lender's Domestic Office or Eurodollar Office, as the case may be, is located or any political subdivision thereof (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by any Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then such Borrower will

          (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (ii) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

          (iii) pay to the Administrative Agent for the account of the Lenders (or, if applicable, for its own account) such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender and the Administrative Agent will equal the full amount such Lender or the Administrative Agent, as the case may be would have received had no such withholding or deduction been required; provided, however, that the Borrowers shall be entitled to deduct and withhold any Taxes and shall not be required to increase any such amounts payable pursuant to this clause
     (iii) to the Administrative Agent for the account of any Lender (or, if applicable, for its own account) to the extent such Taxes are imposed as a result of the failure of such Lender or, as applicable, the Administrative Agent to comply with the requirements of clause (b) of this Section 5.6.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and promptly notify the Borrower of the nature and amount of such payment and such Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had no such Taxes been asserted, provided, however, that the Borrowers shall not be required to pay any additional amounts pursuant to this sentence to the Administrative Agent for the account of any Lender (or, if applicable, for its own account), or to any Lender, to the extent such Taxes are imposed as a result of the failure of such Lender or, as applicable, the Administrative Agent to comply with the requirements of clause (b) of this Section 5.6.

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     If any Borrower fails to pay any Taxes when due to the  appropriate  taxing authority or fails to remit to the Administrative  Agent, for the account of the
respective  Lenders,   the  required  receipts  or  other  required  documentary
evidence, such Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 5.6, a distribution hereunder by the Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment by such Borrower.

     (b)  Each  Lender  that is not incorporated  under  the laws of the  United
States (or any State thereof or the District of Columbia) and, if the Administrative Agent is not incorporated under the laws of the United States (or any State thereof or the District of Columbia), the Administrative Agent shall:

          (X) (i) on or before the date of any payment by any Borrower under this Agreement, any Notes or any other Loan Document for the account of such Lender or the Administrative Agent, deliver to the Borrowers and the Administrative Agent (A) two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, or successor applicable form, as the case may be, and such other forms and certifications as may reasonably be required under applicable law, in order to establish that as of the date thereof such Lender or the Administrative Agent, as the case may be, is entitled to receive all payments under this Agreement, any Notes or any other Loan Document without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8BEN or W-9, or successor applicable form, as the case may be, certifying that such Lender or the Administrative Agent, as the case may be, is entitled to an exemption from United States backup withholding taxes;

               (ii) deliver to the Borrowers and the Administrative Agent two further copies of any such form on or before the date that any such form expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers and Administrative Agent; and

               (iii) if necessary, obtain, at the expense of the Borrowers, such extensions of time for delivery of such forms as may reasonably be requested by the Borrowers; or

               (Y) in the case of any such Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) furnish to the Borrowers on or before the date of any payment by any Borrower, with a copy to the Administrative Agent, (A) a certificate substantially in the form of Exhibit M (any such certificate a "U.S. Tax Compliance Certificate"), (B) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN, or successor applicable form certifying to such Lender's entitlement as of the date of such form to the exemption under Section 881(c) of the Code from U.S. withholding

                                       67
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          tax on  payments of interest  under this  Agreement,  any Notes or any
          other  Loan   Document   (and  deliver  to  the   Borrowers   and  the
          Administrative Agent two further copies of such form on or before the date the most recently delivered form expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently delivered form and, if necessary, obtain, at the expense of the Borrowers, any extensions of time reasonably requested by the Borrowers for the delivery of such forms), and (C) in the case of a Lender that is entitled to receive payments under this Agreement, any Notes or any other Loan Documents other than payments of interest, two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN, or successor applicable form certifying to such Lender's entitlement as of the date of such form to receive payments other than payments of interest under this Agreement, any Notes or any other Loan Documents without deduction or withholding of any United States federal income taxes (and deliver to the Borrowers and the Administrative Agent two further copies of such form on or before the date the most recently delivered form expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently delivered form and, if necessary, obtain at the expense of the Borrowers, any extensions of time reasonably requested by the Borrowers for the delivery of such forms); and (ii) agree, upon reasonable request of the Borrowers, to provide to the Borrowers and the Administrative Agent (for the benefit of the Borrowers and the Administrative Agent), such other forms as may be reasonably required under applicable law in order to establish the legal entitlement of such Lender to an exemption from withholding of Taxes with respect to any payments under this Agreement, any Notes and any other Loan Document;

unless in any such case any change in treaty, law or regulation or any change in any previously published ruling, notice or other similar official Internal Revenue Service interpretation of a treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder or the Administrative Agent, as the case may be, which renders all such forms inapplicable to such Lender or the Administrative Agent or which would prevent such Lender or the Administrative Agent from duly completing and delivering any such form with respect to it and such Lender or the Administrative Agent promptly so advises the Borrower and the Administrative Agent (in the case of a Lender) in writing. Each Person that shall become a Lender or a Participant pursuant to Section 12.11 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this Section, provided that in the case of a Participant the obligations of such Participant, pursuant to this clause (b) shall be determined as if such Participant were a Lender except that such Participant shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased. For purposes of this Section 5.6, references to a Lender shall include each Arranger and the Issuer.

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

     SECTION 5.7. Payments, Computations, etc. Unless otherwise expressly provided, all payments by each Borrower pursuant to this Agreement, the Notes, each Letter of Credit or any other Loan Document shall be made by such Borrower to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 1:00 p.m. (New York City, New York time) on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrowers. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest (including interest on Eurodollar Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on an ABR Loan (other than when calculated with respect to the Federal Funds Rate), 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period" with respect to Eurodollar Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION 5.8. Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 5.3, 5.4, 5.5 and 5.6) or Letter of Credit in excess of its pro rata share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them and/or Letters of Credit as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

          (a) the amount of such selling Lender's required repayment to the purchasing Lender to

          (b)   the total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 5.9) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

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

     SECTION 5.9. Setoff. Each Lender shall, upon the occurrence of any Event of Default described in clauses (a) through (d) of Section 9.1.9 or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations (other than Liquidity Obligations) owing to it (whether or not then due), and (as security for such Obligations) each Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Borrower then or thereafter maintained with or otherwise held by such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 5.8. Each Lender agrees promptly to notify such Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

     SECTION 5.10. Replacement of Lender. Each Lender agrees that, upon the occurrence of any event set forth in Section 5.1, 5.3, or 5.5, or in the event any Borrower is required to pay additional amounts in respect of amounts payable hereunder to such Lender pursuant to Section 5.6, such Lender will use reasonable efforts to book and maintain its Loans through a different lending office or to transfer its Loans to an Affiliate which is an Eligible Assignee with the objective of avoiding or minimizing the consequences of such event; provided that such booking or transfer is not otherwise disadvantageous to such Lender as determined by such Lender in its sole and absolute discretion. If any Lender

          (a) notifies the Borrowers pursuant to Section 5.1 that it is unable to make, continue or maintain Eurodollar Loans or convert any Base Rate Loan into a Eurodollar Loan when a majority of the other Lenders have not given any such notice,

          (b) has demanded to be paid additional amounts pursuant to Section 5.3, 5.5 or 5.6 and the payment of such additional amounts are, and are likely to continue to be, more onerous in the reasonable judgment of the Borrowers than with respect to the other Lenders, or

          (c) has wrongfully failed to fund any Loan on the date specified for the making thereof and all of the other Lenders funded their portion of such Loan on such date,

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

then the Borrowers shall have the right at any time when no Default shall have occurred and be continuing to seek one or more Eligible Assignees (each, a "Replacement Lender") to purchase the outstanding Loans of such Lender (the "Affected Lender"), and if the Borrowers locate a Replacement Lender, the Affected Lender shall, upon

          (i)   prior written notice to the Administrative Agent,

          (ii) (A) payment to the Affected Lender of the purchase price agreed between it and the Replacement Lender (or, failing such agreement, a purchase price in the amount of the outstanding principal amount of the Affected Lender's Loans and accrued interest thereon to the date of payment) by the Replacement Lender plus (B) payment by the Borrowers of all amounts (other than principal and interest) then due to the Affected Lender or accrued for its account hereunder or under any other Loan Document,

          (iii) satisfaction of the provisions set forth in Section 12.11.1, and

          (iv) payment by the Borrower to the Affected Lender and the Administrative Agent of all reasonable out-of-pocket expenses in connection with such assignment and assumption (including the processing fees described in Section 12.11.1), assign and delegate all its rights and obligations under this Agreement and any other Loan Document to which it is a party (including its outstanding Loans and participations in Letter of Credit Outstandings) to the Replacement Lender, and the Replacement Lender shall assume such rights and obligations, whereupon the Replacement Lender shall in accordance with Section 12.11.1 become a party to each Loan Document to which the Affected Lender is a party and shall have the rights and obligations of a Lender thereunder and the Affected Lender shall be released from its obligations hereunder and each other Loan Document to the extent of such assignment and delegation.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

     SECTION 6.1.     [INTENTIONALLY OMITTED].

     SECTION 6.2. All Credit Extensions. The obligation of each Lender and the Issuer to make any Credit Extension (including the initial Credit Extension) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 6.2.

     SECTION 6.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in Section 9.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds of any Credit Extension), the following statements shall be true and correct

          (a) the representations and warranties set forth in Article VII (excluding, however, those contained in Section 7.7) and in each other Loan Document shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

          (b) except as disclosed by any Borrower to the Administrative Agent, the Issuer and the Lenders pursuant to Section 7.7

               (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or threatened against such Borrower or any of its Subsidiaries which could reasonably be expected to materially adversely affect the consolidated business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

               (ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 which could reasonably be expected to materially adversely affect the consolidated business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole; and

          (c)   no Default shall have then occurred and be continuing.

     SECTION 6.2.2. Credit Request. The Administrative Agent shall have received a Borrowing Request or Issuance Request, as the case may be, for such Credit Extension. Each of the delivery of a Borrowing Request or an Issuance Request and the acceptance by any Borrower of the proceeds of the Borrowing or the issuance of the Letter of Credit, as applicable, shall constitute a representation and warranty by such Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) or the issuance of the Letter of Credit, as applicable, the statements made in Section 6.2.1 are true and correct.

     SECTION 6.2.3. Enhancement Letters of Credit. In the event such Credit Extension is in respect of an Enhancement Letter of Credit, the conditions to such Credit Extension set forth in the Enhancement Letter of Credit Application and Agreement with respect to such Enhancement Letter of Credit shall have been satisfied.

     SECTION 6.2.4. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of any Borrower or any of its Subsidiaries or any other Obligor shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

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

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders, the Issuer and the Administrative Agent to enter into this Agreement and to make Loans and issue Letters of Credit hereunder, each Borrower represents and warrants unto the Administrative Agent, the Issuer and each Lender as set forth in this Article VII.

     SECTION 7.1.     Organization,   etc.    Each  Borrower  and  each  of  its
Subsidiaries

          (a) is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation,

          (b) is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, except to the extent that the failure to so qualify has not had, and could not reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole,

          (c) has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Amendment Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it, and

          (d) subject to Section 7.12, has complied in all material respects with all material laws, rules, regulations and orders applicable to it.

     SECTION 7.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Borrower of this Agreement, the Amendment Agreement, the Notes and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it and each such Borrower's and each such other Obligor's participation in the consummation of the Original Transaction, the amendment and restatement of the Original Credit Agreement, the amendment and restatement of the Amended and Restated Credit Agreement in the form hereof and the other transactions contemplated hereby and by the Amendment Agreement are within each such Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

          (a) contravene such Borrower's or such other Obligor's Organic Documents;

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

          (b)   contravene   any  material  contractual   restriction,   law  or
     governmental regulation or court decree or order binding on or affecting such Borrower or such other Obligor; or

          (c) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties and the Liens created under the Chrysler Credit Support Documents for the benefit of Chrysler) on any of such Borrower or such other Obligor's properties.

     SECTION 7.3. Government Approval, Regulation, etc. Other than those authorizations, approvals or other actions by, and notices to or filings with, any governmental authority or regulatory body, if any, which have been duly obtained or made and are in full force and effect, no additional authorization or approval or other action by, and no additional notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by any Borrower or any other Obligor of this Agreement, the Amendment Agreement, the Notes or any other Loan Document to which it is a party, or, except to the extent such failure to so obtain or make such authorizations, approvals or other actions could not reasonably be expected to have an adverse effect on the interests of the Lenders hereunder and under the other Loan Documents or a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, for such Borrower's and each such other Obligor's participation in the consummation of the Original Transaction, the amendment and restatement of the Original Credit Agreement, the amendment and restatement of the Amended and Restated Credit Agreement in the form hereof and the other transactions contemplated hereby and by the Amendment Agreement. No Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 7.4. Validity, etc. This Agreement constitutes, and the Notes and each other Loan Document executed by each Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms; and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms. Each of the Loan Documents which purports to create a security interest creates a valid first priority security interest in the Collateral (as defined in such Loan Document) subject thereto, subject only to Liens permitted by Section 8.2.3, securing the payment of the Obligations described therein.

     SECTION 7.5. Financial Information. All balance sheets, all statements of operations, shareholders' equity and cash flow and all other financial information of each of the Parent and its Subsidiaries furnished pursuant to
Section 8.1.1 of the Amended and Restated Credit Agreement or Section 8.1.1 have been and will for periods following the Amendment Effective Date be prepared in accordance with GAAP consistently applied, and do or will present fairly, in all material respects, the consolidated financial condition of the entities covered thereby as at the dates thereof and the results of their operations for the periods then ended.

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

     SECTION 7.6. No Material Adverse Change. There has been no material adverse change in the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, since December 31, 2001.

     SECTION 7.7. Litigation, Labor Controversies, etc. There is no pending or, to the best knowledge of any Borrower, threatened litigation, action, proceeding, or labor controversy affecting any Borrower or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues, which may materially adversely affect the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, or which purports to affect the legality, validity or enforceability of this Agreement, the Amendment Agreement, the Notes or any other Loan Document, except as disclosed in Item 7.7 ("Litigation") of the Disclosure Schedule.

     The consummation of the amendment and restatement of the Amended and Restated Credit Agreement in the form hereof or any of the other transactions contemplated hereby or by the Amendment Agreement will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Obligor (or any predecessor) is a party or by which the Parent or any of its Subsidiaries (or any predecessor) is bound.

     SECTION 7.8. Subsidiaries. (a) The Parent has no direct Subsidiaries on the date hereof, except as set forth in Item 7.8(a) ("Existing Subsidiaries of the Parent") of the Disclosure Schedule.

     (b) Operations has no Subsidiaries, except those Subsidiaries (i) which are identified in Item 7.8(b) ("Existing Subsidiaries of Operations") of the
Disclosure Schedule by their correct legal name, their jurisdiction of organization and the holders (and their respective percentage ownership) of the Capital Stock thereof or (ii) which are permitted to have been acquired in accordance with Section 8.2.5 or 8.2.10.

     (c)  Thrifty Holdco has no direct  Subsidiaries, except those  Subsidiaries
(i) which are identified in Item 7.8(c) ("Existing Subsidiaries of Thrifty Holdco") of the Disclosure Schedule by their correct legal name, their jurisdiction of organization and the holders (and their respective percentage ownership) of the Capital Stock thereof or (ii) which are permitted to have been acquired in accordance with Section 8.2.5 or 8.2.10.

     (d) Thrifty has no Subsidiaries, except those Subsidiaries (i) which are identified in Item 7.8(d) ("Existing Subsidiaries of Thrifty") of the Disclosure Schedule by their correct legal name, their jurisdiction of organization and the holders (and their respective percentage ownership of) the Capital Stock thereof or (ii) which are permitted to have been acquired in accordance with Section
8.2.5 or 8.2.10.

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

     (e) Thrifty Car Sales has no Subsidiaries, except those Subsidiaries which are permitted to have been acquired in accordance with Section 8.2.5 or 8.2.10.

     (f) New Dollar has no Subsidiaries, except those Subsidiaries which are permitted to have been acquired in accordance with Section 8.2.5 or 8.2.10.

     SECTION 7.9.     Ownership of Properties.  Except as permitted  pursuant to
Section 7.13 or Section 8.2.3,  each Borrower and each of its Subsidiaries  owns
(i) in the case of owned real  property,  good and  marketable fee title to, and
(ii) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, to the extent reflected on the financial statements dated as of March 31, 2000, or if later, the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1 of the Amended and Restated Credit Agreement or
Section 8.1.1, financial statements have been delivered by the Parent to the Administrative Agent, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 8.2.3. The real property described in
Schedule III constitutes each of the real estate owned in fee by a Borrower or any of its Subsidiaries on the date hereof (other than the Excluded Property) having a net book value of at least $1,000,000. All other real property owned in fee by a Borrower or any of its Subsidiaries on the date hereof (other than the Excluded Property) which is not set forth on such Schedule III does not in the aggregate have a net book value exceeding $5,000,000.

     SECTION 7.10. Taxes. Each Borrower and each of its Subsidiaries has filed all material tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be due and owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 7.11. Pension and Welfare Plans. During the twelve-consecutive-month period prior to the Amendment Effective Date and prior to the date of any Credit Extension hereunder, (i) no steps have been taken to terminate any Pension Plan, and (ii) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA, which in the case of any of the events described in clause (i) or (ii) above could reasonably be expected to result in a liability of the Parent and its Subsidiaries in excess of $1,000,000. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by any Borrower or any member of the Controlled Group of any liability, fine or penalty that, in the aggregate, exceeds $1,000,000. Except as disclosed in Item 7.11 ("Employee Benefit Plans") of the Disclosure Schedule, no Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

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     SECTION 7.12.    Environmental Warranties. Except as set forth in Item 7.12
("Environmental Matters") of the Disclosure Schedule (none of which items disclosed therein, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole),

          (a) all facilities and property (including underlying groundwater) owned or leased by any Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by such Borrower and such Subsidiary, as the case may be, in material compliance with all Environmental Laws and in accordance with industry practices;

          (b)   there have been no past, and there are no pending or threatened

               (i) claims, complaints, notices or requests for information received by any Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, which, if true would, singly or in the aggregate, result in a liability of more than $2,500,000 to the Parent and/or any of its Subsidiaries, or

               (ii) complaints, notices or inquiries to any Borrower or any of its respective Subsidiaries regarding potential liability under any Environmental Law, which, if true would, singly or in the aggregate, result in a liability of more than $2,500,000 to the Parent and/or any of its Subsidiaries;

          (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by any Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole;

          (d) each Borrower and each of its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

          (e) no property now or previously owned or leased by any Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

          (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by any Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole;

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          (g)   Borrower nor any of its Subsidiaries has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against such Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

          (h) no Borrower nor any of its Subsidiaries has entered into any agreements or engaged in any activities that, singly or in the aggregate, would give rise to liability under any Environmental Law with regard to acts, omissions or conditions of property of any third party, including any franchisee of any Borrower or any of its Subsidiaries or that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole;

          (i) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by any Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole; and

          (j) no conditions exist at, on or under any property now or previously owned or leased by the Parent or any of its Subsidiaries, which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law that, singly or in the aggregate, has, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole.

     SECTION 7.13. Intellectual roperty. Each Borrower and each of its Subsidiaries owns and possesses or licenses (as the case may be) all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as such Borrower considers necessary for the conduct of the businesses of such Borrower and its Subsidiaries as now conducted without, individually or in the aggregate, any infringement upon rights of other Persons, in each case except as could not reasonably be expected to result in a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, and there is no individual patent, patent right, trademark, trademark right, trade name, trade name right, service mark, service mark right or copyright the loss of which could reasonably be expected to result in a material adverse change in the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, except as may be disclosed in Item 7.13 ("Intellectual Property") of the Disclosure Schedule.

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     SECTION 7.14.    Regulations  U  and  X.    No  Borrower  nor  any  of  its
Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION 7.15. Accuracy of Information. All information (other than financial statements and financial and business projections and forecasts) heretofore or contemporaneously furnished by or on behalf of any Borrower or any of their respective Subsidiaries in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Agreement, the Amendment
Agreement, the Amended and Restated Credit Agreement or any transaction contemplated hereby or thereby is, and all of other such information hereafter furnished by or on behalf of any Borrower or any of their respective Subsidiaries to any Agent, the Issuer or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the Amendment Effective Date, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not materially misleading in light of the circumstances under which such information was furnished. All financial and business projections and forecasts heretofore or contemporaneously furnished by or on behalf of any Borrower or any of its Subsidiaries in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Agreement, the Amendment Agreement, the Amended and Restated Credit Agreement or any transaction contemplated hereby or thereby have been, and all of the financial and business projections and forecasts hereafter furnished by or on behalf of any Borrower or any of its Subsidiaries in writing to any Agent, the Issuer or any Lender will be prepared in good faith based upon assumptions which the Borrowers believe to be reasonable.

     SECTION 7.16. Original Transaction Documents. As of the Amendment Effective Date, the Chrysler Supply Agreement, and the Continuing Chrysler Arrangements (including the Chrysler Credit Support Agreement and the Tax Sharing Agreement) has been duly executed and delivered by each of the parties thereto and is in full force and effect without the existence of any material default thereunder.

     SECTION 7.17.    Non-Guarantor   Subsidiaries.   (a) New  Dollar  and  each
Domestic Subsidiary of the Parent (other than Operations, Thrifty and any SPC) that

          (i) accounted for more than 1 1/2% of consolidated revenues of the Parent and its Subsidiaries or 1 1/2% of consolidated net earnings of the Parent and its Subsidiaries, in each case for the four consecutive Fiscal Quarters of the Parent ending on the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1 of the Amended and Restated Credit Agreement or Section 8.1.1, financial statements have been, or are required to have been, delivered by the Parent to the Administrative Agent, or

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          (ii)  has assets which  represent more than 1 1/2% of the consolidated assets of the Parent and its Subsidiaries as of the last day of the last Fiscal Quarter of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1 of the Amended and Restated Credit Agreement or Section 8.1.1, financial statements have been, or are required to have been, delivered by the Parent to the Administrative Agent, is a party to the Subsidiary Guaranty.

     (b) There are no Domestic Subsidiaries of the Parent that are not Subsidiary Borrowers or Subsidiary Guarantors and that, when taken together with all other Subsidiaries of the Parent that are not Subsidiary Borrowers or Subsidiary Guarantors,

          (i) account in the aggregate for more than 2 1/2% of consolidated revenues of the Parent and its Subsidiaries or 2 1/2% of consolidated net earnings of the Parent and its Subsidiaries, in each case for the four consecutive Fiscal Quarters of the Parent ending on the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to
     Section 8.1.1 of the Amended and Restated Credit Agreement or Section 8.1.1, financial statements have been, or are required to have been, delivered by the Parent to the Administrative Agent, or

          (ii) have assets which represent more than 2 1/2% of the consolidated assets of the Parent and its Subsidiaries as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to
     Section 8.1.1 of the Amended and Restated Credit Agreement or Section 8.1.1, financial statements have been, or are required to have been, delivered by the Parent to the Administrative Agent.

     SECTION 7.18. Non-Impairment, etc. After giving effect to the Amendment Agreement, neither the modification and restatement of the Amended and Restated Credit Agreement or any other Original Loan Document effected pursuant to the Amendment Agreement nor the execution, delivery, performance or effectiveness of the Amendment Agreement, this Agreement or any other Loan Document impairs the validity, effectiveness or priority of the Liens granted pursuant to the Pledge Agreement and the Security Agreement (as such terms are defined in the Amended and Restated Credit Agreement and as in effect immediately prior to the Amendment Effective Date, the "Original Security Documents"), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. Neither the modification and restatement of the Amended and Restated Credit Agreement or the other Original Loan Documents effected pursuant to the Amendment Agreement nor the execution, delivery, performance or effectiveness of the Amendment Agreement,

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


this Agreement or any other Loan Document requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens, except for amendments to Uniform Commercial Code financing statements in which Operations is the "debtor" for the purpose of reflecting the change in its name. Under the foregoing circumstances, the position of the Administrative Agent and the Lenders with respect to such Liens, the Collateral (as defined in the Original Security Documents) in which a security interest was granted pursuant to the Original Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Agreement and the Pledge Agreement have not been adversely affected in any material respect by the modification of the Amended and Restated Credit Agreement or any other Original Loan Documents effected pursuant to the Amendment Agreement or by the execution, delivery, performance or effectiveness of the Amendment Agreement, this Agreement or any other Loan Document.

                                  ARTICLE VIII

                                    COVENANTS

     SECTION 8.1. Affirmative Covenants. Each Borrower agrees with each Agent, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit shall have terminated or expired and all Obligations have been paid and performed in full, such Borrower will perform the obligations set forth in this Section 8.1.

     SECTION 8.1.1. Financial Information, Reports, Notices, etc. Each Borrower will furnish, or will cause to be furnished, to each Lender, the Issuer and the Administrative Agent copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Parent, (i) a consolidated balance sheet of the Parent and its Subsidiaries and a consolidating balance sheet of the Parent and its direct Subsidiaries, in each case as of the end of such Fiscal Quarter, and (ii) consolidated statements of operations and cash flow of the Parent and its Subsidiaries and consolidating statements of operations and cash flow of the Parent and its direct Subsidiaries, in each case for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and, in each case, certified by the chief financial Authorized Officer of the Parent.

          (b) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Parent, (i) a copy of the annual audit report for such Fiscal Year for the Parent and its Subsidiaries, including therein a consolidated balance sheet of the Parent and its Subsidiaries and a consolidating balance sheet of the Parent and its direct Subsidiaries, in each case as of the end of such Fiscal Year and consolidated statements of operations and cash flow of the Parent and its Subsidiaries and consolidating statements of operations and cash flow of the Parent and its direct Subsidiaries, in each case for such Fiscal Year, in each case certified (without any Impermissible Qualification) in a manner acceptable to the Administrative Agent and the Required Lenders by Deloitte & Touche or other nationally recognized independent public accountants acceptable to the Administrative Agent and the Required Lenders, together with a report from such accountants containing a computation of each of the financial

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     ratios and restrictions  contained in Section 8.2.4 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing, or, if they have become aware of such Default, describing such Default and the steps, if any, being taken to cure it; and
     (ii) to the extent prepared for any other Person, (A) a copy of the annual audit report for such Fiscal Year for Operations and its Subsidiaries, including therein a consolidated balance sheet of Operations and its Subsidiaries, as of the end of such Fiscal Year and consolidated statements of operations and cash flow of Operations and its Subsidiaries for such Fiscal Year, (B) a copy of the annual audit report for such Fiscal Year for Thrifty Holdco and its Subsidiaries, including therein a consolidated balance sheet of Thrifty Holdco and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of operations and cash flow of Thrifty Holdco and its Subsidiaries for such Fiscal Year, and (C) a copy of the annual audit report for such Fiscal Year for New Dollar and its Subsidiaries, including therein a consolidated balance sheet of New Dollar and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of operations and cash flow of New Dollar and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) in a manner acceptable to the Administrative Agent and the Required Lenders by Deloitte & Touche or other nationally recognized independent public accountants acceptable to the Administrative Agent and the Required Lenders;

          (c) as soon as available and in any event within 45 days after the end of the first three Fiscal Quarters of each Fiscal Year of the Parent and within 90 days after the end of the last Fiscal Quarter of each Fiscal Year of the Parent, a Compliance Certificate, executed by the chief financial Authorized Officer of the Parent, showing, among other things, (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent) compliance with the financial covenants set forth in Section 8.2.4;

          (d) as soon as possible and in any event within three Business Days after the occurrence of each Default, a statement of the chief financial Authorized Officer of the Parent setting forth details of such Default and the action which the Parent or any other Borrower has taken and proposes to take with respect thereto;

          (e) as soon as possible and in any event within three Business Days after (x) the occurrence of any adverse development with respect to any litigation, action, proceeding or labor controversy of the type that would be required to be described in Item 7.7 of the Disclosure Schedule or (y) the commencement of any labor controversy, litigation, action or proceeding of the type required to be described in Section 7.7, notice thereof and copies of all documentation relating thereto;

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          (f)   promptly  after  the  sending or filing  thereof,  copies of all reports which the Parent sends to any of its securityholders, and all reports and registration statements which the Parent or any of its Subsidiaries files with the SEC or any national securities exchange;

          (g) as soon as possible and in any event within three Business Days after becoming aware of the institution of any steps by a Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could reasonably be expected to result in the requirement that such Borrower or any of their respective Subsidiaries furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could reasonably be expected to result in the incurrence by a Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of such Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

          (h) (i) as soon as available and in any event no later than January 31, 2003, an annual budget for the 2003 Fiscal Year of the Parent (without giving effect to the Corporate Reorganization) satisfying each of the requirements of clause (h) of Section 8.1.1 of the Amended and Restated Credit Agreement, and, as soon as available and in any event no later than March 31, 2003, an annual budget for the 2003 Fiscal Year of the Parent (after giving effect to the Corporate Reorganization) satisfying each of the requirements of the immediately succeeding subclause (ii); and

          (ii) as soon as available and in any event no later than 30 days after the first day of each Fiscal Year of the Parent, commencing with the 2004 Fiscal Year, an annual budget, prepared on a monthly basis for such Fiscal Year of the Parent containing (A) (1) a consolidated projected balance sheet of each of the Parent and its Subsidiaries, Operations and its Subsidiaries, Thrifty Holdco and its Subsidiaries and New Dollar and its Subsidiaries, prepared on a monthly basis for such Fiscal Year, and (2) a consolidating projected balance sheet of the Parent and its direct Subsidiaries, prepared on an annual basis for such Fiscal Year, and (B) (1) consolidated statements of operations and cash flow of each of the Parent and its Subsidiaries, Operations and its Subsidiaries, Thrifty Holdco and its Subsidiaries and New Dollar and its Subsidiaries, prepared on a monthly basis for such Fiscal Year, and (2) consolidating statements of operations and cash flow of the Parent and its direct Subsidiaries, prepared on an annual basis for such Fiscal Year;

          (i) concurrently with the delivery of the financial statements described in clause (b) of this Section 8.1.1, a narrative explanation, in the form customarily provided to the Board of Directors of the Parent, of any material variance from the budget of the Parent for such Fiscal Year that is reflected in such financial statements, unless the Parent has timely filed with the SEC an annual report on Form 10-K, in which case delivery of such annual report to each Lender, the Issuer and the Administrative Agent shall satisfy the requirements of this clause (i);

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          (j)   as soon as  possible and in any event  within ten days after the delivery thereof, copies of all notices, agreements or documents delivered pursuant to any agreement for borrowed money (other than agreements with respect to Vehicle Debt) to which the Parent or any Subsidiary of the Parent is a party and with a commitment or outstandings exceeding $5,000,000, except for such notices, agreements or documents (i) delivered pursuant to the terms hereof or (ii) which are delivered in the ordinary course of each such agreement (such as borrowing requests, letter of credit requests and the like); provided, however, that the Borrowers shall have complied with the requirements of this clause (j) if such notices,
     agreements   or   documents   have  been  either  (x)   furnished   to  the
     Administrative   Agent  or  (y)  publicly   filed  with  the  SEC  and  the
     Administrative Agent has been notified of such filing of such notices, agreements or documents;

          (k) on or within 30 days prior to October 23, 2002, a certificate from an Authorized Officer of the Parent, dated as of such date, in which certificate such Authorized Officer shall certify that all actions necessary for the continued perfection of the Administrative Agent's Liens on all Collateral (as defined in each Loan Document) for the period from the fifth anniversary of the Closing Date until the Stated Maturity Date have been taken (including all recordings, registerings, filings, re-recordings, re-registerings and refilings of all financing statements, continuation statements or other instruments of further assurance as is necessary to ensure such continued perfection), together with, if requested by the Administrative Agent, opinion(s) of counsel reasonably acceptable to the Administrative Agent stating that, in the opinion of such counsel, all actions necessary for the continued perfection of the Administrative Agent's Liens on such Collateral for the period from the fifth anniversary of the Closing Date until the Stated Maturity Date have been taken and that no further action (other than as specified in such opinion) needs to be taken (under then current law) to ensure the continued perfection of such Liens during such period; and

          (l) such other information respecting the condition or operations, financial (including consolidating balance sheets and statements of operations and cash flow of the Parent and its direct Subsidiaries, in each case, as of the end of any Fiscal Quarter) or otherwise, of any Borrower or any of their respective Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

     SECTION 8.1.2.   Compliance  with  Laws,  Material  Agreements,  etc.  Each
Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all material laws, rules, regulations, orders and agreements applicable to it, such compliance to include:

          (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation;

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          (b)   the maintenance and preservation  of all  governmental licenses, permits and other approvals necessary for it to perform its obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it;

          (c) the maintenance, preservation and renewal of all material agreements necessary to conduct its business substantially as currently conducted by it (or the substitution for any such material agreement with a similar agreement), including the Chrysler Supply Agreement; and

          (d) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 8.1.3. Maintenance of Properties. Each Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the such Person determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

     SECTION 8.1.4. Insurance. Each Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies (a) insurance with respect to its properties and business (including business interruption insurance), against loss or damage by casualties and contingencies, in amounts not less than the then full replacement value of such properties, (b) general public liability insurance (including umbrella excess liability insurance) against liability on account of damage to persons and property in an amount not less than $7,500,000 per occurrence and $75,000,000 in the aggregate (provided that each of the Borrowers and each of their Subsidiaries may self-insure per occurrence (x) the initial $2,000,000 of liability with respect thereto and (y) the subsequent $3,000,000 of liability with respect thereto (but in no event greater than $7,000,000 in the aggregate for all the Borrowers and their Subsidiaries for all such occurrences for the relevant year pursuant to this subclause (y)), in each case through a combination of self-insurance, deductibles and/or quota-sharing arrangements),
(c) insurance required under all applicable workers' compensation laws in amounts which comply with relevant statutory requirements, (d) environmental impairment liability insurance of such types and in such amounts as may now or hereafter be required by applicable law and (e) each other type of insurance in such amount as is customary in the case of similar businesses of established reputation. All insurance policies described under this Section shall be in form reasonably satisfactory to the Administrative Agent. Upon request of the Administrative Agent, each Borrower will, and will cause each of its Subsidiaries to, furnish (or cause to be furnished) to each Lender at reasonable intervals a certificate of an Authorized Officer of such Borrower setting forth the nature and extent of all insurance maintenance by such Borrower and its Subsidiaries in accordance with this Section.

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     SECTION 8.1.5.   Books and Records. Each Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect all of their respective business affairs and transactions and permit the Administrative Agent and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of their respective offices, to discuss their respective financial matters with their respective officers and independent public accountant (and each Borrower hereby authorizes such independent public
accountants  to  discuss  such  financial   matters  with  each  Lender  or  its
representatives whether or not any representative of such Borrower or such Subsidiary is present, provided such Borrower has been given prior notice of such discussion and an opportunity to be present during such discussion through one or more of its representatives) and to examine (and, at the expense of such Borrower, photocopy extracts from) any of their respective books or other corporate records. The Borrowers shall, jointly and severally, pay any fees of
such   independent   public   accountant   incurred  in   connection   with  the
Administrative Agent's or any Lender's exercise of its rights pursuant to this Section.

     SECTION 8.1.6. Environmental Covenant. Each Borrower will, and will cause each of its Subsidiaries to,

          (a) use and operate all of their respective facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

          (b) follow practices that are at least as effective as industry practices to minimize and respond to spills and overfills of petroleum products;

          (c) respond to past and ongoing releases of petroleum-containing materials in a manner that minimizes potential liability to third parties for off-site contamination from facilities owned or leased or otherwise operated by such Borrower or any of its Subsidiaries;

          (d) respond to past and ongoing releases of petroleum-containing materials in a manner that minimizes any likelihood that such Borrower or any of its Subsidiaries would incur costs or damages that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole;

          (e) manage the disposition of residuals such as spent petroleum-containing material in a manner that minimizes any likelihood that such Borrower or any of its Subsidiaries would incur costs or damages that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole;

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          (f)   immediately  notify the  Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of their facilities and properties or compliance with Environmental Laws, other than any claim, complaint, notice or inquiry that alleges or makes reference to a violation of any Environmental Law which, if true, could result in payments not in excess of $2,500,000; and

          (g)   provide   such   information   and   certifications   which  the
     Administrative Agent may reasonably request from time to time to evidence compliance with this Section 8.1.6.

     SECTION 8.1.7. Use of Proceeds. Each Borrower shall apply the proceeds of each Credit Extension in accordance with the tenth recital; without limiting the foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Exchange Act or any "margin stock", as defined in F.R.S. Board Regulation U.

     SECTION 8.1.8. Additional Real Property. Each Borrower shall, and shall cause each of its Subsidiaries to, cause the Administrative Agent and the Lenders to have at all times a first priority perfected security interest (subject only to Liens and encumbrances permitted under Section 8.2.3) in all of the real property owned from time to time by such Borrower and its Subsidiaries (other than any such real property that has a net book value of less than $1,000,000 and that, when added to the net book value of all other real property owned by the Borrowers and their Subsidiaries that is not subject to a first priority perfected security interest in favor of the Administrative Agent and the Lenders, does not exceed $5,000,000, in either case). Without limiting the generality of the foregoing, each such Borrower shall, and shall cause each such Subsidiary to, execute and deliver or cause to be executed and delivered Mortgages, that may be necessary or, in the opinion of the Administrative Agent, desirable to create a valid, perfected Lien against such real property, together with

          (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of each such Mortgage;

          (b) mortgagee's title insurance policies in favor of the Administrative Agent and the Lenders and issued by insurers reasonably satisfactory to the Administrative Agent, in amounts and in form and substance reasonably satisfactory to the Administrative Agent, with respect to each Additional Material Property purported to be covered by each such Mortgage, insuring that title to such property is marketable and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Administrative Agent, such policies shall also include a revolving credit endorsement and such other endorsements as the Administrative Agent shall request and shall be accompanied by evidence of the payment in full of all premiums thereon;

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          (c)   surveys for each Additional Material Property made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress of Surveying and Mapping in 1992, which surveys shall be certified to the Administrative Agent and in form and substance reasonably satisfactory to the Administrative Agent;

          (d) Uniform Commercial Code financing statements related to the security interests created by each Mortgage, together with evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such financing statements in the appropriate offices and records as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to create valid, perfected first priority Liens against the improvements purported to be covered thereby; and

          (e)   such   other    certifications    (including    flood     hazard
     certifications), approvals, opinions or documents as the Administrative Agent may reasonably request.

     SECTION 8.1.9. Future Subsidiaries. Without limiting the effect of any provision contained herein (including Section 8.2.5), upon any Person becoming either a direct or indirect Subsidiary of the Parent (other than an SPC or a Non-Material Subsidiary),

          (a) in the event such Person is a Subsidiary which is not a Foreign Subsidiary, such Person (i) if not theretofore a party to the Security
     Agreement, shall execute and deliver to the Administrative Agent a supplement to the Security Agreement for the purpose of becoming a grantor thereunder, which supplement shall be substantially in the form attached to the Security Agreement and (ii) to the extent required under Section 8.2.2, shall execute and deliver to the Parent or any of its applicable
     Subsidiaries an Intercompany Note in a principal amount not less than the aggregate amount such Person may borrow from the Parent or such Subsidiary (which Intercompany Note shall be endorsed and pledged to the Administrative Agent pursuant to the Pledge Agreement (in accordance with the succeeding paragraph));

          (b) the Parent or, if not the Parent, the Subsidiary of the Parent (provided such Subsidiary is not a Foreign Subsidiary exempted from the requirement of becoming a Subsidiary Guarantor as a result of the proviso to the succeeding clause (c)) that will own shares of the Capital Stock of such Person (which Subsidiary, if not theretofore a party to the Pledge Agreement, shall execute and deliver to the Administrative Agent a supplement to the Pledge Agreement for the purpose of becoming a pledgor thereunder, which supplement shall be substantially in the form attached to the Pledge Agreement) shall, pursuant to the Pledge Agreement (as further supplemented, if necessary, by a Foreign Pledge Agreement), pledge to the


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     Administrative Agent (i) all of the outstanding shares of the Capital Stock of such Person owned by the Parent or such Subsidiary, together with (A) undated stock powers or equivalent instruments of transfer satisfactory to the Administrative Agent for such certificates or such other evidence of beneficial ownership, executed in blank (or, if any such shares of Capital Stock are uncertificated, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been perfected by the Administrative Agent in accordance with the U.C.C. or any similar or local law which may be applicable) and
     (B) executed copies of Uniform Commercial Code financing statements naming the Parent or such Subsidiary as the debtor and the Administrative Agent as the secured party, suitable for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent in the interests of the Parent or such Subsidiary in such Person pledged pursuant to such Pledge Agreement (and such Foreign Pledge Agreement, if applicable); provided, however, that the Parent or such Subsidiary shall not be required to pledge the shares of Capital Stock of a Foreign Subsidiary required to be pledged hereunder (1) if the Required Lenders have otherwise agreed or (2) to the extent such pledge could reasonably be expected to constitute at any time an investment of earnings in United States property under Section 956 (or any successor provision thereto) of the Code that would increase by a material amount the amount of United States federal income tax that would otherwise be payable by the Parent and the other members of the affiliated group of corporations filing a consolidated federal income tax return with the Parent in the absence of such pledge, as determined by the Parent based on existing financial statements and on financial projections prepared in good faith based upon assumptions which the Parent believes to be reasonable and as evidenced by a certificate of the chief financial Authorized Officer of the Parent that is accepted in writing by the Administrative Agent (such acceptance not to be unreasonably withheld and which acceptance shall be deemed to have occurred in the absence of a written notice from the Administrative Agent that is given to the Parent within five Business Days of the Administrative Agent's receipt of such certificate, indicating the reasons for not accepting such certificate); provided further, however, that, in the event of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive or guideline of any governmental authority (a "Law Change") that could reasonably be expected to alter the conclusion set forth in such certificate, the Administrative Agent or the Required Lenders may request the Parent to deliver another such certificate in light of such event and, in the absence of the delivery and acceptance of such certificate as provided above, require the pledge of such shares of Capital Stock; but provided further, however, that, in the event that any Law Change occurs subsequent to the date that any such pledge of such shares of Capital Stock is granted, and as a result thereof, such pledge could then reasonably be expected to increase by a material amount the amount of United States federal income tax that would otherwise be payable by the Parent and the other members of the affiliated group of corporations filing a consolidated federal income tax return with the Parent in the absence of such pledge, then, such pledge shall be released upon the written acceptance by the Administrative Agent of a certificate of the chief financial Authorized Officer of the Parent detailing the adverse effect of such subsequent Law Change (such acceptance not to be unreasonably withheld and which acceptance shall be deemed to have occurred in the absence of a written notice from the Administrative Agent that is given to the Parent within five Business Days of the Administrative Agent's receipt of such certificate, indicating the reasons for not accepting such certificate) and
     (ii) if applicable, the Intercompany Note referred to in the preceding clause (a)(ii);

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          (c)   if not  theretofore  a party to  the  Subsidiary Guaranty,  such
     Person shall execute and deliver to the Administrative Agent a supplement to the Subsidiary Guaranty for the purpose of becoming a guarantor thereunder, which supplement shall be substantially in the form attached to the Subsidiary Guaranty; provided, however, that, in the event such Subsidiary is a Foreign Subsidiary, such Subsidiary shall not be required to become a guarantor under the Subsidiary Guaranty (1) if the Required Lenders have otherwise agreed or (2) to the extent such guaranty could reasonably be expected to constitute at any time an investment of earnings in United States property under Section 956 (or any successor provision thereto) of the Code that would increase the amount of United States federal income tax that would otherwise be payable by the Parent and the other members of the affiliated group of corporations filing a consolidated federal income tax return with the Parent in the absence of such guaranty, as determined by the Parent based on existing financial statements and on financial projections prepared in good faith based upon assumptions which the Parent believes to be reasonable and as evidenced by a certificate of the chief financial Authorized Officer of the Parent that is accepted in writing by the Administrative Agent (such acceptance not to be unreasonably withheld and which acceptance shall be deemed to have occurred in the absence of a written notice from the Administrative Agent that is given to the Parent within five Business Days of the Administrative Agent's receipt of such certificate, indicating the reasons for not accepting such certificate); provided further, however, that, in the event of any Law Change that could reasonably be expected to alter the conclusion set forth in such certificate, the Administrative Agent or the Required Lenders may request the Parent to deliver another such certificate in light of such event and, in the absence of the delivery and acceptance of such certificate as provided above, require the execution and delivery by such Person of such supplement to the Subsidiary Guaranty; but provided further, however, that, in the event that any Law Change occurs subsequent to the date that any such supplement to the Subsidiary Guaranty becomes effective, and as a result thereof, such guaranty could then reasonably be expected to increase by a material amount the amount of United States federal income tax that would otherwise be payable by the Parent and the other members of the affiliated group of corporations filing a consolidated federal income tax return with the Parent in the absence of such guaranty, then, such guarantee shall cease to be effective following the written acceptance by the Administrative Agent of a certificate of the chief financial Authorized Officer of the Parent detailing the adverse effect of such subsequent Law
     Change  (such  acceptance  not  to  be  unreasonably   withheld  and  which
     acceptance shall be deemed to have occurred in the absence of a written notice from the Administrative Agent that is given to the Parent within
     five  Business  Days  of  the   Administrative   Agent's  receipt  of  such
     certificate, indicating the reasons for not accepting such certificate);

          (d) the Administrative Agent shall have received from each such Person certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near (but prior to) the date of any such Person becoming a direct or indirect Subsidiary of the Person, listing all effective financing statements, tax liens and judgment liens which name such Person as the debtor and which are filed in the jurisdictions in which filings are to be made pursuant to this

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     Agreement and the other Loan Documents,  and in such other jurisdictions as the Administrative Agent may reasonably request, together with copies of such financing statements (none of which (other than financing statements
     (i) filed pursuant to the terms hereof in favor of the Administrative Agent, if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements, (ii) being terminated pursuant to termination statements that are to be delivered on or prior to the date such Person becomes such Subsidiary or (iii) in respect of Liens permitted under Section 8.2.3) shall cover any of the collateral described in the Security Agreement); and

          (e) the Administrative Agent shall have received from each such Person executed copies of U.C.C. financing statements naming each such Person as the debtor and the Administrative Agent as the secured party, suitable for filing under the U.C.C. of all jurisdictions as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Security Agreement entered into by such Person,

together,   in  each  case,   with  such   opinions  of  legal  counsel  as  the
Administrative Agent may reasonably request, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agent.

     SECTION 8.2. Negative Covenants. Each Borrower agrees with the Administrative Agent, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit shall have terminated or expired and all Obligations have been paid and performed in full, each Borrower will perform the obligations set forth in this Section 8.2.

     SECTION 8.2.1. Business Activities. Each Borrower will not, and will not permit any of its Subsidiaries to, engage in any business activity, except

          (a) those business activities described in the third recital (and such activities as may be incidental or related thereto (including the operation of commercial parking lots)); provided, however, that

               (i) the Borrowers and their respective Subsidiaries may not purchase passenger automobiles, shuttle buses, vans and light and medium duty trucks for the purpose of reselling such motor vehicles to their franchisees with financing provided by the Borrowers and their Subsidiaries (including, and together with, such financing comprised of leasing arrangements which would, under GAAP, be classified as capitalized leases (for purposes of this paragraph, "finance leases")), except to the extent

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                    (A) the  number  of such   motor  vehicles  subject  to such
               program do not exceed (1) in the 2000 Fiscal Year or 2001 Fiscal Year, 2,000 of such motor vehicles at any one time and (2) in each Fiscal Year thereafter beginning with the 2002 Fiscal Year, the lesser of (x) 7,000 of such motor vehicles and (y) 7.0% of the number of motor vehicles in the motor vehicle fleet of the Parent and its Subsidiaries as of the last day of the most recently completed month, so long as the average amount paid by the Borrower and such Subsidiaries for each such motor vehicle so purchased does not exceed (aa) in the 2000 Fiscal Year, $20,000,
               (bb) in the 2001 Fiscal Year, $21,000, (cc) in the 2002 Fiscal Year, $23,000, and in each Fiscal Year thereafter, 105% of the average amount permitted during the prior Fiscal Year, and

                    (B) (1) subject to any  security  interest  described in the exception to the immediately succeeding subclause (2), the applicable Borrower or Subsidiary has a first priority perfected security interest in such motor vehicles (including by means of a notation of such Borrower's or Subsidiary's Lien on the certificate of title relating to such motor vehicles to the extent necessary to perfect such Lien) and (2) except in the case in which such financing is provided through finance leases and the acquisition by the applicable Borrower or Subsidiary of the motor vehicles subject to such finance leases was financed by a Person which has a purchase money security interest in such motor vehicles, the Administrative Agent has received an assignment of such security interest as well as a first priority perfected security interest in the rights of such Borrower or Subsidiary under the agreements and documents entered into and delivered in connection with such sale and the financing thereof (but not a notation of the Administrative Agent's Lien on the certificate of title relating to such motor vehicles);

               (ii) the Borrowers and their respective Subsidiaries may only engage in fleet leasing of vehicles to Persons other than franchisees so long as the aggregate amount of revenues therefrom in any Fiscal Year does not exceed 21/2% of the aggregate amount of the consolidated revenues of the Parent and its Subsidiaries in the Fiscal Year preceding such Fiscal Year); and

               (iii) Thrifty Car Sales and its Subsidiaries may not operate locations in the United States and Canada (A) from which they sell at any time more than (1) for any one location, 200 vehicles or (2) for all locations, 1500 vehicles that, in each case, were used in a business other than the Parent's other businesses and (B) acquired from franchisees of the Thrifty Car Sale Franchise Business unless such locations were acquired (1) in the ordinary course of business consistent with the past practice of Thrifty acquiring franchisees of its rent-a-car business in circumstances where such franchisees have discontinued operations and Thrifty acquires such franchisee's operation with the intention of re-franchising the same and (2) in accordance with the terms of this Agreement; and

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          (b)   the providing of telemarketing services.

     SECTION 8.2.2. Indebtedness. Each Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

          (a) Indebtedness in respect of this Agreement, including the Loans and other Obligations;

          (b) until September 15, 2000, Indebtedness identified in Item 8.2.2(b)("Indebtedness to be Paid") of the Disclosure Schedule;

          (c) Indebtedness existing as of the Original Amendment Effective Date which is identified in Item 8.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule and extensions, renewals, refinancings and replacements thereof; provided, however, that after giving effect to any such extension, renewal, refinancing or replacement, (i) the principal amount of outstanding Indebtedness is not increased above the amount reflected in
     Item 8.2.2(c) of the Disclosure Schedule, (ii) neither the tenor nor the average life thereof is reduced, (iii) the respective obligor or obligors shall be the same on the Indebtedness outstanding as a result of any such extension, renewal, refinancing or replacement as on the Indebtedness being extended, renewed, refinanced or replaced, (iv) the security, if any, for the Indebtedness outstanding as a result of any such extension, renewal, refinancing or replacement shall be the same as that for the Indebtedness being extended, renewed, refinanced or replaced (except to the extent that less security is granted to holders of the Indebtedness outstanding as a result of any such extension, renewal, refinancing or replacement), (v) the holders of the Indebtedness outstanding as a result of any such extension, renewal, refinancing or replacement are not afforded covenants, defaults, rights or remedies more materially burdensome to the obligor or obligors than those contained in the Indebtedness being extended, renewed, refinanced or replaced and (vi) the Indebtedness outstanding as a result of any such extension, renewal, refinancing or replacement is subordinated to the same degree, if any, as the Indebtedness being extended, renewed, refinanced or replaced;

          (d) Indebtedness in respect of Surety Bonds in an aggregate amount not to exceed (i) during the 2000 Fiscal Year, $150,000,000, (ii) during the 2001 Fiscal Year, $160,000,000, (iii) during the 2002 Fiscal Year, $170,000,000 and (iv) during the 2003 Fiscal Year and each Fiscal Year thereafter, $175,000,000;

          (e) Indebtedness in respect of the Chrysler Letters of Credit in an aggregate amount not to exceed $50,000,000 (less reductions of such amount as required by the Chrysler Credit Support Documents);

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

          (f)   [INTENTIONALLY OMITTED];

          (g)   Vehicle Debt;

          (h) Indebtedness in respect of Demand Capitalization Notes to the extent the obligations of the Parent thereunder (whether contingent or otherwise) do not exceed at any time $100,000,000;

          (i) Indebtedness of Foreign Subsidiaries incurred (A) for working capital purposes and (B) in respect of letters of credit, to the extent the aggregate principal amount of such working capital Indebtedness, together with the aggregate Stated Amount and outstanding reimbursement obligations with respect to such letters of credit, does not exceed at any time outstanding $3,000,000;

          (j) Indebtedness in an aggregate principal amount not to exceed $10,000,000 at any time outstanding which is incurred by any Borrower or any of its Subsidiaries to a vendor of any assets permitted to be acquired pursuant to Section 8.2.7 to finance its acquisition of such assets;

          (k) unsecured Indebtedness incurred in the ordinary course of business (excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

          (l) Indebtedness in respect of Capitalized Lease Liabilities to the extent permitted by Section 8.2.7;

          (m) Hedging Obligations of the Parent or any of its Subsidiaries pursuant to agreements designed to protect the Parent or any of its Subsidiaries against fluctuations in interest rates in respect of Indebtedness of the Parent or such Subsidiary and not entered into for purposes of speculation;

          (n) Hedging Obligations of a Subsidiary of the Parent pursuant to agreements designed to protect such Subsidiary or any of its Subsidiaries against fluctuations in currency values and entered into in the ordinary course of business and not for purposes of speculation;

          (o) Indebtedness of the Parent owing to a Subsidiary Borrower or a Subsidiary Guarantor pursuant to an Investment of such Subsidiary Borrower or such Subsidiary Guarantor permitted (i) pursuant to clause (e) of
     Section 8.2.5 or to any other  Subsidiary of the Parent  pursuant to clause
     (i) of Section 8.2.5 or (ii) evidenced by a promissory note in the principal amount of $51,076,666 payable to Thrifty in connection with the sale of the Capital Stock of RCFC to the Parent;

          (p) Indebtedness of any Subsidiary Borrower or any Subsidiary Guarantor owing to the Parent; provided that such Indebtedness is evidenced by an Intercompany Note pledged to the Administrative Agent pursuant to the terms of the Pledge Agreement;

          (q) Indebtedness of a Borrower or any Subsidiary of a Borrower owing to a Subsidiary of a Borrower that is not a Subsidiary Borrower or a Subsidiary Guarantor; provided that such Indebtedness (other than Indebtedness of a Borrower owing to RCFC in respect of amounts advanced by RCFC to a Borrower) constitutes Subordinated Intercompany Debt;

          (r) Indebtedness of Subsidiary Borrowers or Subsidiary Guarantors that are Wholly Owned Subsidiaries of the Parent owing to a Subsidiary Borrower or a Subsidiary Guarantor; provided, however, that, in the event the obligor in respect of such Indebtedness is a Subsidiary of the Parent that is neither a Subsidiary Borrower nor a Subsidiary of a Subsidiary Borrower, such Indebtedness shall not be subordinated to any other liabilities of such obligor and shall be evidenced by an Intercompany Note pledged to the Administrative Agent pursuant to the terms of the Pledge Agreement;

          (s) Indebtedness of Subsidiaries of the Parent owing to a Borrower or a Subsidiary Guarantor to the extent permitted by clause (g) of Section 8.2.5;

          (t) Indebtedness of a Person that becomes a Subsidiary of a Borrower pursuant to a Permitted Business Acquisition or Indebtedness that is assumed pursuant to an acquisition of assets constituting a Permitted Business Acquisition by the acquirer of such assets (in each case, other than Indebtedness solely consisting of Vehicle Debt), to the extent (i) such Indebtedness existed at the time of such Permitted Business Acquisition and was not created in contemplation thereof, (ii) such Indebtedness is not guaranteed by any other Obligor and (iii) the aggregate principal amount of all such Indebtedness outstanding at any time does not exceed $10,000,000;

          (u) Subordinated Debt of the Parent, to the extent (i) the terms of such Indebtedness are consented to by the Administrative Agent (provided such terms shall not include any scheduled principal payment (including any sinking fund requirement) prior to August 2, 2006, any financial covenants and any cross-default (other than cross-acceleration) to other Indebtedness) and (ii) the aggregate principal amount of all such Indebtedness outstanding at any time does not exceed $20,000,000;

          (v)   Indebtedness  which refinances Indebtedness permitted by clauses
     (d), (e), (f), (g) and (u) above; provided, however, that after giving effect to such refinancing, (i) the principal amount of outstanding Indebtedness is not increased, (ii) neither the tenor nor the average life thereof is reduced, (iii) the respective obligor or obligors shall be the same on the refinancing Indebtedness as on the Indebtedness being refinanced, (iv) the security, if any, for the refinancing Indebtedness shall be the same as that for the Indebtedness being refinanced (except to the extent that less security is granted to holders of refinancing Indebtedness), (v) the holders of refinancing Indebtedness are not afforded covenants, defaults, rights or remedies more burdensome to the obligor or obligors than those contained in the Indebtedness being refinanced and (vi) the refinancing Indebtedness is subordinated to the same degree, if any, as the Indebtedness being refinanced; and

          (w) other Indebtedness of Subsidiaries of the Parent in an aggregate amount not to exceed (i) during the 2000 Fiscal Year, $10,000,000, (ii) during the 2001 Fiscal Year, $15,000,000, or (iii) during the 2002 Fiscal Year or any Fiscal Year thereafter, $20,000,000;

provided, however, that no Indebtedness otherwise permitted by clauses (i), (j),
(l), (m), (n), (s), (t), (u) or (w) shall be permitted if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

     SECTION 8.2.3. Liens. Each Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

          (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

          (b) Liens securing payment of Indebtedness of the type permitted and described in clause (b) of Section 8.2.2;

          (c) Liens granted prior to the Original Amendment Effective Date to secure payment of Indebtedness of the type permitted and described in clause (c) of Section 8.2.2 and extensions and renewals of such Liens so long as such any such extension or renewal does not relate to any collateral (or replacement thereof) not covered by the Lien as in effect immediately prior to any such extension or renewal;

          (d) Liens granted to secure payment of Vehicle Debt and covering only Vehicles financed by such Vehicle Debt, Excluded Receivables relating to such Vehicles, rights under the Demand Capitalization Notes, cash (and investments thereof in Cash Equivalent Investments) of an SPC arising from the operations of such SPC, deposit accounts with respect to such cash and Cash Equivalent Investments and all proceeds of the foregoing;

          (e) Liens securing payment of reimbursement obligations in respect of the Chrysler Letters of Credit, granted pursuant to the Chrysler Credit Support Documents and subject to the terms of the Intercreditor Agreement;

          (f) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (f) of Section 8.2.2 and covering only those buses financed with the proceeds of such Indebtedness;

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

          (g) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (i) of Section 8.2.2 and covering only assets of the Foreign Subsidiary obligated under such Indebtedness;

          (h) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (j) of Section 8.2.2 and covering only those assets acquired with the proceeds of such Indebtedness;

          (i) Liens granted to secure payment of Indebtedness (other than Subordinated Intercompany Debt) of the type permitted and described in clause (o) (to the extent payable to a Subsidiary Borrower), (q), (r) or
     (s) of Section 8.2.2;

          (j) Liens existing on specific assets at the time acquired by a Subsidiary of the Parent pursuant to a Permitted Business Acquisition, to the extent (i) such Liens existed at the time of such acquisition and were not created in contemplation thereof, (ii) such Liens do not encumber any other asset of the Parent or any other Subsidiary of the Parent and (iii) the Indebtedness secured thereby is of the type permitted and described in clause (t) of Section 8.2.2;

          (k) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (l) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (m) Liens incurred in the ordinary course of business (i) in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits or (ii) to secure (A) performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business,
     (B) obligations on surety or appeal bonds or (C) obligations under leases of Vehicles not constituting Capitalized Lease Liabilities to the extent such Vehicles do not exceed the Applicable Percentage of the aggregate number of Vehicles utilized by the Subsidiary Borrowers and their Subsidiaries and such Liens are limited to the receivables, accounts and other rights arising from the rental, sale or other disposition of such Vehicles (for purposes of this clause (m), the "Applicable Percentage" shall mean (x) if the Net Worth of the Parent as of the last day of the


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

     most recently  completed Fiscal Quarter with respect to which,  pursuant to
     Section 8.1.1 of the Amended and Restated Credit Agreement or Section 8.1.1, financial statements (and the related Compliance Certificate) have been delivered by the Parent is equal to (or greater than) 115% of the minimum Net Worth required to satisfy clause (a) of Section 8.2.4 as of the last day of such most recently completed Fiscal Quarter, 15%, (y) if the Net Worth of the Parent as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1 of the Amended and Restated Credit Agreement or Section 8.1.1, financial statements (and the related Compliance Certificate) have been delivered by the Parent is equal to (or greater than) 110% of, but less than 115% of, the minimum Net Worth required to satisfy clause (a) of Section 8.2.4 as of the last day of such most recently completed Fiscal Quarter, 12%, and (z) otherwise, 8%; provided, that any decrease in the Applicable Percentage shall not take effect until the forty-fifth day following the day the Parent has delivered the financial statements (and the related Compliance Certificate) that results in such decrease);

          (n) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies; and

          (o) Liens with respect to minor imperfections of title and easements, rights-of-way, restrictions, reservations, permits, servitudes and other similar encumbrances on real property and fixtures which do not detract in any material respect from the value thereof or impair in any material respect the use thereof by the Parent and its Subsidiaries in the ordinary course of their operation;

          (p) Liens consisting of any encumbrance or restriction on any Capital Stock of a joint venture that is not a Subsidiary of any Borrower (including any Subsidiary of any Borrower), to the extent (i) such Lien is in favor of, or for the benefit of, such joint venture or any Person or Persons owning more than 25% of the Capital Stock of such joint venture and
     (ii) such Lien secures obligations to such joint venture of the Subsidiary Borrower or the Subsidiary of a Subsidiary Borrower owning Capital Stock of such joint venture; and

          (q) other Liens securing Indebtedness in an aggregate amount not to exceed $1,000,000 at any time outstanding (it being acknowledged that any such Liens shall not cover any property, revenues or assets constituting Collateral (as such term is defined in the Pledge Agreement) or Intellectual Property Collateral (as such term is defined in the Security Agreement)).

     SECTION 8.2.4.   Financial Condition. No Borrower will permit:

          (a) the Net Worth of the Parent to be at any time less than the sum, at such time, of (i) $225,000,000, plus (ii) 100% of the net cash proceeds received by the Parent in excess of $45,000,000 pursuant to the Equity Offerings, plus (iii) 50% of the Net Income of the Parent for each Fiscal Year, commencing with the 1998 Fiscal Year, as shall have been completed on or prior to such time (in each case with no reduction for net losses), plus (iv) 100% of Net Equity Proceeds;

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

          (b) Adjusted EBITDA for the four consecutive Fiscal Quarters ending on the last day of each Fiscal Quarter, commencing with the second Fiscal Quarter of the 2000 Fiscal Year, to be less than the amount set forth opposite such Fiscal Quarter below:


                      Fiscal Quarter                          Amount
                      --------------                          ------

          The   second   and   third    Fiscal             $75,000,000
                Quarters  of the  2000  Fiscal
                Year

          The   fourth  Fiscal  Quarter of the             $85,000,000
                2000 Fiscal Year

          The   first, second and third Fiscal             $85,000,000
                Quarters  of the  2001  Fiscal
                Year

          The   fourth  Fiscal  Quarter of the             $48,000,000
                2001 Fiscal Year

          The   fourth  Fiscal  Quarter of the             $90,000,000
                2002   Fiscal  Year  and  each
                Fiscal Quarter thereafter

          (c) the Leverage Ratio, at any time, to be greater than the ratio set forth opposite the applicable period set forth below:


                      Fiscal Quarter                         Ratio
                      --------------                         -----

          From  (and  including)  the last day             3.75:1.00
                of the second  Fiscal  Quarter
                of the  2000  Fiscal  Year  to
                (but  excluding)  the last day
                of the second  Fiscal  Quarter
                of the 2002 Fiscal Year

          From  (and  including)  the last day             3.50:1.00
                of the second  Fiscal  Quarter
                of the 2002  Fiscal  Year (but
                excluding) the last day of the
                second  Fiscal  Quarter of the
                2004 Fiscal Year

          From  (and  including)  the last day             3.25:1.00
                of the second  Fiscal  Quarter
                of the 2004  Fiscal  year (and
                at all times thereafter)

          (d) the Interest Coverage Ratio, as of the last day of each Fiscal Quarter, commencing with the second Fiscal Quarter of the 2000 Fiscal Year, to be less than the ratio set forth opposite such Fiscal Quarter below:


                      Fiscal Quarter                         Ratio
                      --------------                         -----

          The   second  Fiscal  Quarter of the             4.00:1.00
                2000   Fiscal  Year  and  each
                Fiscal Quarter thereafter

          (e) the Fixed Charge Coverage Ratio, as of the last day of each Fiscal Quarter, commencing with the third Fiscal Quarter of the 2000 Fiscal Year, to be less than the ratio set forth opposite such Fiscal Quarter below:


                      Fiscal Quarter                         Ratio
                      --------------                         -----

          The   third  Fiscal  Quarter  of the             1.10:1.00
                2000 1.10:1.00 Fiscal Year and
                each Fiscal Quarter thereafter
                until  (but   excluding)   the
                fourth  Fiscal  Quarter of the
                2001 Fiscal Year

          The   fourth  Fiscal  Quarter of the             1.00:1.00
                2001 Fiscal Year

          The   first  Fiscal  Quarter  of the             1.10:1.00
                2002   Fiscal  Year  and  each
                Fiscal Quarter thereafter

          (f)   minimum   Adjusted  EBITDA  for each  period  set  forth  below,
     commencing with the first Fiscal Quarter of the 2002 Fiscal Year, to be less than the amount set forth opposite such period below:

                      Period                             Amount
                      ------                             ------

          The   period  comprised  of the
                first  Fiscal  Quarter of
                the 2002 Fiscal Year                  $(5,300,000)

          The   period  comprised  of the
                first and  second  Fiscal
                Quarters   of  the   2002
                Fiscal Year                           $ 8,500,000

          The   period  comprised  of the
                first,  second  and third
                Fiscal  Quarters  of  the
                2002 Fiscal Year                      $27,000,000

     SECTION 8.2.5. Investments. Each Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

          (a) Investments existing on the Original Amendment Effective Date and identified in Item 8.2.5(a) ("Ongoing Investments") of the Disclosure Schedule and extensions, replacements of Investments in the same Person or renewals thereof (provided that no such extension, replacement or renewal shall be permitted if it would (x) increase the amount of such Investment at the time of such extension, replacement or renewal above the amount reflected in Item 8.2.5(a) of the Disclosure Schedule or (y) result in a Default or Event of Default);

          (b)   Cash Equivalent Investments;

          (c)   Investments which are Permitted Business Acquisitions;

          (d)   without   duplication,    Investments   permitted   as   Capital
     Expenditures pursuant to Section 8.2.7;

          (e) (i) Investments by a Subsidiary Borrower or a Subsidiary Guarantor in the Parent (A) by way of contributions to capital or the making of loans or advances, to the extent the amount of such Investment would be permitted as a dividend pursuant to clause (a) of Section 8.2.6 at the time of such Investment and (B) by way of advances that are pursuant to the Parent's cash management system for it and its Subsidiaries and (ii) Investments by a direct Subsidiary of the Parent (other than a Subsidiary Borrower) in the Parent;

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

          (f) Investments by a Subsidiary Borrower or a Subsidiary Guarantor in Subsidiary Borrowers and Subsidiary Guarantors that are Wholly Owned Subsidiaries of a Subsidiary Borrower or a Subsidiary Guarantor, or, to the extent permitted by clause (r) of Section 8.2.2, in a Subsidiary Guarantor that is neither a Subsidiary Borrower nor a Subsidiary of a Subsidiary Borrower;

          (g) Investments by a Borrower or a Subsidiary Guarantor in Subsidiaries of the Parent that are not permitted by the preceding clause
     (f) or succeeding clause (h), by way of contributions to capital, the making of loans or advances or the incurrence of Contingent Liabilities, to the extent the aggregate amount of such Investments that are made in any Fiscal Year (commencing with the 2000 Fiscal Year) does not exceed $11,000,000 and the aggregate amount of such Investments at any time outstanding does not exceed $20,000,000 in any Fiscal Year (commencing with the 2000 Fiscal Year and increasing by $1,000,000 in each Fiscal Year thereafter) (exclusive of such Investment existing as of the date hereof and identified in Item 8.2.5(a) ("Ongoing Investments") of the Disclosure Schedule);

          (h) Investments by the Parent in a Subsidiary Borrower or any Subsidiary Guarantor;

          (i) Investments by a Subsidiary of the Parent that is neither a Subsidiary Borrower nor a Subsidiary Guarantor in the Parent or any Subsidiary of the Parent;

          (j)   Investments evidenced by the Demand Capitalization Notes;

          (k) Investments in franchisees of Thrifty, Thrifty Car Sales or Operations (prior to the Transition Date) and New Dollar (from and after the Transition Date)

               (i) by way of (A) guaranties or (B) obtaining letters of credit for the benefit of beneficiaries selected by any such franchisees and with respect to which any such franchisee is the account party or is benefited and the Parent or any of its Subsidiaries is obligated to reimburse the issuer thereof for drawings thereunder, in each case, in respect of obligations of such franchisees in respect of the leasing by such franchisees of real or personal property under arrangements which would not, under GAAP, be classified as capitalized leases, to the extent the sum of (x) the guaranteed obligations payable thereunder (other than any portion of rental payments that are determined on the basis of revenues generated by the property subject to such leases or by the operations conducted on the property subject to such leases) and (y) the aggregate stated amounts of such letters of credit, together with unreimbursed obligations in respect thereof, does not exceed at any time $10,000,000 (exclusive of Investments permitted by clause (a) above);

               (ii) by way of the making of loans or advances to such franchisees or guaranties for their benefit or otherwise to the extent such Investments do not exceed in the aggregate at any time $12,000,000 (exclusive of Investments permitted by clause (a) above); or

               (iii)  to the  extent  permitted under  clause  (a)(i) of Section
          8.2.1;

         provided, however, that the aggregate amount of the Investments made pursuant to clauses (k)(i) and (k)(ii) that were funded in cash and that are outstanding at any time does not exceed $5,000,000;

          (l)   other  Investments  (except   Investments  which  are  Permitted
     Business Acquisitions) in an aggregate amount at any time not to exceed $10,000,000;

provided, however, that

               (i) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

               (ii)   no Investment otherwise permitted by clause (c), (e), (g),
          (k) or (l) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

     SECTION 8.2.6. Restricted Payments, etc. On and at all times after the Original Amendment Effective Date:

          (a) neither Subsidiary Borrower will declare, pay or make any Distribution with respect to any shares of its Capital Stock (now or hereafter outstanding) or on any warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of Capital Stock (now or hereafter outstanding) of such Subsidiary Borrower, or warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) of such Subsidiary Borrower; provided, however, that the Subsidiary Borrowers may (i) make Distributions to the Parent to the extent that it is necessary to permit the Parent to pay taxes based on income and franchise taxes and other similar licensure expenses and other actual and reasonable general administrative costs and expenses attributable to the operations of the Parent (including indemnity obligations payable to directors and officers of the Parent who have acted in good faith), (ii) make Distributions to the Parent to the extent it is necessary to permit the Parent to satisfy a payment demand in respect of a Demand Capitalization Note and (iii) make a Distribution to the Parent to the extent necessary to make a Distribution declared by the Parent (but in no event exceeding the amount of such Distribution permitted to be made by the Parent pursuant to the succeeding clause (b)), so long as, immediately before and after giving effect thereto, no Default shall have occurred and be continuing and the Distribution by the Parent is made at the time the Subsidiary Borrowers make their Distribution;

          (b) the Parent will not declare, pay or make any Distribution with respect to any shares of its Capital Stock (now or hereafter outstanding) or on any warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of Capital Stock (now or hereafter outstanding) of the Parent, or warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) of the Parent; provided, however, that the Parent may declare, pay and make cash Distributions to, and the Parent (or any of its Subsidiaries) may purchase or redeem any shares of any class of the Parent's Capital Stock held by, the Parent's stockholders in any Fiscal Year, so long as

               (i)    both   before   and  after  giving   effect  to  any  such
          payment, purchase or redemption, no Default shall have occurred and be continuing,

               (ii) the Parent shall have delivered to the Administrative Agent (A) financial statements prepared on a pro forma basis to give effect to such Distribution, purchase or redemption for the period of four consecutive Fiscal Quarters ending with the Fiscal Quarter then last ended for which financial statements and the Compliance Certificate relating thereto have been delivered to the Administrative Agent pursuant to Section 8.1.1 of the Amended and Restated Credit Agreement or Section 8.1.1 and (B) a certificate of the Parent executed by its chief financial Authorized Officer demonstrating that the financial results reflected in such financial statements would comply with the requirements of Section 8.2.4 for the Fiscal Quarter in which such Distribution, purchase or redemption is to be made, and

               (iii)  the aggregate amount of

                    (A) such Distribution to be made by the Parent and its Subsidiaries pursuant to this clause (b), when added to the aggregate amount of all such Distributions during the Fiscal Year in which such Distribution would be made, does not exceed the amount set forth below opposite such Fiscal Year

            Fiscal Year                           Amount
            -----------                           ------
          2000 Fiscal Year     The lesser of (i) 25% of Excess Cash Flow for the
                                    1999 Fiscal Year and (ii) $5,000,000
          2001 Fiscal Year     The lesser of (i) 25% of Excess Cash Flow for the
                                    2000 Fiscal Year and (ii) $8,000,000
          2002 Fiscal Year     The lesser of (i) 25% of Excess Cash Flow for the
                                    2001 Fiscal Year and (ii) $11,000,000
          2003 Fiscal Year     The lesser of (i) 25% of Excess Cash Flow for the
                                    2002 Fiscal Year and (ii) $14,000,000
          2004 Fiscal Year     The lesser of (i) 25% of Excess Cash Flow for the
                                    2003 Fiscal Year and (ii) $17,000,000
          2005 Fiscal Year     The lesser of (i) 25% of Excess Cash Flow for the
                                    2004 Fiscal Year and (ii) $20,000,000; or

                    (B) such purchase or  redemption  does not exceed the excess of (1) the sum of (x) $15,000,000 and (y) 25% of Cumulative Excess Cash Flow over (2) the sum of (x) the aggregate amount of Distributions made prior to such date and subsequent to January 1, 2000 by the Parent and its Subsidiaries and (y) the aggregate amount of all other purchases and redemptions consummated prior to such purchase or redemption;

     provided further, however, that, notwithstanding the immediately preceding proviso, the Parent and its Subsidiaries, during the period from November 30, 2001 to (but excluding) the later of January 31, 2003 and the date the Administrative Agent receives the Compliance Certificate for the fourth Fiscal Quarter of the 2002 Fiscal Year, may not make any such payment, purchase or redemption, other than purchases or redemptions of shares of any class of the Parent's Capital Stock (together with options or warrants in respect of any thereof) held by officers, directors and employees of the Parent or any of its Subsidiaries (or any of their respective estates or beneficiaries under such estates), in all cases upon the death, disability, retirement or termination of employment of such Persons, pursuant to a mandatory repurchase or redemption provision under the terms of the stock option plan, stock subscription agreement, shareholder agreement or other agreement under which such shares of Capital Stock (and the options or warrants in respect of any thereof) were issued, that would satisfy the requirements of subclauses (i), (ii) and (iii) of the immediately preceding proviso;

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

          (c) neither Subsidiary Borrower will permit any of its Subsidiaries to declare, pay or make any Distribution with respect to any shares of Capital Stock (now or hereafter outstanding) of any such Subsidiary (other than (x) with respect to any such shares held by such Subsidiary Borrower or any of its Wholly Owned Subsidiaries and (y) with respect to such shares which are shares of common stock, so long as such Distribution is made on a pro rata basis, consistent with the ownership interests in such shares of common stock, to the owners of such shares of common stock) or apply any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree to purchase or redeem, any shares of any class of Capital Stock (now or hereafter outstanding) of any such Subsidiary, or warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) of any such Subsidiary (other than any such shares, warrants, options or other rights held by such Subsidiary Borrower or any of its Wholly Owned Subsidiaries);

          (d)   each   Borrower  will not,  and  will  not  permit  any  of  its
     Subsidiaries to

               (i) make any payment or prepayment of principal of any Subordinated Debt (including any reimbursement obligation in respect of a letter of credit) or make any payment of interest on any Subordinated Debt on any day other than the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such Subordinated Debt, or which would violate the subordination provisions applicable such Subordinated Debt; or

               (ii)   redeem, purchase or defease, any Subordinated Debt; and

          (e)   each   Borrower  will  not,  and  will not  permit  any  of  its
     Subsidiaries to, make any deposit for any of the foregoing purposes.

     SECTION 8.2.7. Capital Expenditures, etc.Each Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital
Expenditures in any Fiscal Year, except (a) Capital Expenditures for the acquisition of Vehicles and (b) other Capital Expenditures which do not aggregate in excess of $50,000,000 for such Fiscal Year, provided that such other Capital Expenditures for each Fiscal Quarter of the 2002 Fiscal Year shall not exceed $5,000,000, and aggregate Capital Expenditures for the 2002 Fiscal Year shall not exceed $15,000,000, provided further, that, to the extent Capital Expenditures are made or committed to be made in any Fiscal Quarter of the 2002 Fiscal Year in an amount less than $5,000,000, the Capital Expenditures which each Borrower or its Subsidiaries may make or commit to make in any Fiscal Quarter shall be increased by the amount of the permitted Capital Expenditures not so made or committed to be made in any preceding Fiscal Quarter of the 2002 Fiscal Year (subject to the $15,000,000 maximum for the 2002 Fiscal Year).

     SECTION 8.2.8. Take or Pay Contracts. Each Borrower will not, and will not permit any of its Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by such Borrower or such Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it.

     SECTION 8.2.9. Consolidation, Merger, etc. Each Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or otherwise enter into or consummate any Business Acquisition not constituting an Investment, except

          (a) (i) any Domestic Subsidiary (other than a Subsidiary Borrower) may liquidate or dissolve voluntarily into, and may merge with and into, the Parent or any Wholly Owned Subsidiary of the Parent that is a Domestic Subsidiary, and any Foreign Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, any Wholly Owned Subsidiary of the Parent that is a Foreign Subsidiary or a Domestic Subsidiary (so long as, in the case of a Domestic Subsidiary, such Domestic Subsidiary is a parent of such Foreign Subsidiary and such transaction will not result in any material increase in the liabilities of such Domestic Subsidiary); provided that any Subsidiary Guarantor may only liquidate or dissolve voluntarily into, and may only merge with and into, a Borrower or any other Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Parent, and

          (ii) the assets of any Domestic Subsidiary may be purchased or otherwise acquired by the Parent or any Wholly Owned Subsidiary of the Parent that is a Domestic Subsidiary, and the assets of any Foreign Subsidiary may be purchased or otherwise acquired by any Wholly Owned Subsidiary of the Parent that is a Foreign Subsidiary; provided that (A) the assets of any Subsidiary Guarantor to be purchased or otherwise acquired pursuant to the preceding exception may only be so purchased or otherwise acquired by a Borrower or another Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Parent and (B) no substantial part of the assets of any Subsidiary Borrower may be purchased or otherwise acquired pursuant to the preceding exception (it being understood and agreed that
     (1) the transfer by Thrifty to Operations pursuant to the Corporate Reorganization of (x) assets utilized in the operation of its (or any of its Subsidiary's) "Thrifty" rental locations, (y) its rights and obligations under its vehicle lease agreements with franchisees and (z) any assets relating to the foregoing (including assets utilized in Thrifty's corporate headquarters) and (2) the transfer by Operations to New Dollar pursuant to the Corporate Reorganization of the trademarks relating to "Dollar" and of its rights and obligations under its franchise agreements with franchisees (and the subsequent transfer by Operations to the Parent pursuant to the Corporate Reorganization of the Capital Stock of New Dollar) are each permitted hereunder); and

          (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, a Subsidiary Borrower or any of its Subsidiaries may enter into or consummate any Permitted Business Acquisition.

     SECTION 8.2.10. Asset Dispositions, etc. Each Borrower will not, and will not permit any of its Subsidiaries to, sell, issue, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, any property, business or assets of the Parent, any Subsidiary Borrower or any of their respective Subsidiaries (including accounts receivable and Capital Stock) to any Person, unless

          (a) any such sale, transfer, lease, contribution or conveyance is in the ordinary course of its business (including sales of used Vehicles and the customary franchising activities of the Borrowers) or is permitted by Section 8.2.9 or clauses (e) through (i) of Section 8.2.5;

          (b) any such issuance is an issuance of Capital Stock of the Parent or of options or warrants in respect of such Capital Stock;

          (c) (i) (A) any such sale, transfer or conveyance is for not less than the fair market value of the assets so sold, transferred or conveyed and (B) in the event the fair market value of such assets exceeds $5,000,000, the determination of the Board of Directors of the Parent or a committee thereof is evidenced by a certified written resolution of such Board or committee) and, except in the case of Non-Counted Assets, the consideration received by the relevant Subsidiary Borrower or the relevant Subsidiary of such Subsidiary Borrower in respect thereof consists of at least 80% cash or Cash Equivalent Investments, (ii) any such consideration not consisting of cash or Cash Equivalent Investments (including consideration received in the sale, transfer or conveyance of Non-Counted Assets) is an Investment that would be permitted by Section 8.2.5 and (iii) the fair market value of such assets (other than Non-Counted Assets), together with the aggregate fair market value of all other assets (other than Non-Counted Assets) sold, transferred or conveyed pursuant to this clause (c) in the Fiscal Year such assets are sold, transferred or conveyed, does not exceed $10,000,000; provided, however, that no such sale, transfer or conveyance shall be permitted to be made if immediately before or after giving effect thereto, any Default shall have occurred and be continuing; or

          (d)   without  limiting the effect in any manner of the  provisions of
     Article IX, any such sale, transfer or conveyance of Vehicles is as a result of an Amortization Event (as defined in the Base Indenture).

For purposes hereof, "Non-Counted Assets" means assets sold, transferred or conveyed as part of the sale of the operations conducted on the sites set forth on Schedule V hereto or as part of the sale of the operations conducted at a site previously operated by a franchisee of Thrifty or Operations (prior to the Transition Date) or New Dollar (from and after the Transition Date) or any of their respective Subsidiaries and acquired by any of them pursuant to a Permitted Business Acquisition after the date hereof.

     SECTION 8.2.11. Modification of Certain Agreements. Each Borrower will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement or other modification of (a) any of the terms or provisions contained in, or applicable to, the Chrysler Credit Support Documents, other than any amendment, supplement or other modification which would not have an adverse effect on the interests of the Lenders hereunder and under the other Loan Documents (unless otherwise consented to by the Required Lenders) or the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole (unless otherwise consented to by the Required Lenders) or (b) any of the terms or provisions contained in, or applicable to, the Chrysler Supply Agreement, the Tax Sharing Agreement, the MTN Program Documents and, upon the execution and delivery thereof, the CP Program Documents, or any document or instrument evidencing or applicable to any Subordinated Debt, other than any amendment, supplement or other modification which would not have an adverse effect on the Lenders (unless otherwise consented to by the Administrative Agent), a material adverse effect on the interests of the Lenders hereunder and under the other Loan Documents (unless otherwise consented to by the Required Lenders) or a material adverse effect on the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as whole (unless otherwise consented to by the Required Lenders).

     SECTION 8.2.12. Transactions with Affiliates. Each Borrower will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to such Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of such Borrower or such Subsidiary with a Person which is not one of its Affiliates; provided, however, that the foregoing restriction shall not apply to (i) any agreement or arrangement between or among a Borrower and a Wholly Owned Subsidiary of a Borrower that is not otherwise prohibited hereunder and (ii) any agreement or arrangement that provides for the sale of Vehicles from RCFC to a Subsidiary Borrower or any Subsidiary of a Subsidiary Borrower at the higher of the fair market value thereof and the net book value thereof, to the extent such agreement or arrangement is entered into in connection with a structured financing or securitization program.

     SECTION 8.2.13. Negative Pledges, Restrictive Agreements, etc. Each Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement and any other Loan Document) prohibiting

          (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired; or

          (b) the ability of any Subsidiary of any Borrower to make any payments, directly or indirectly, to such Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to such Borrower;

except

          (i) any indenture or agreement governing Indebtedness permitted by clause (c) of Section 8.2.2 as in effect on the Original Amendment Effective Date and any refinancings thereof permitted by clause (w) of
     Section 8.2.2;

          (ii)  any agreement governing any Indebtedness permitted by clause (f)
     (g), (j), (l) or (t) of Section 8.2.2 as to the assets financed with the proceeds of such Indebtedness;

          (iii) as to any SPC, usual and customary restrictions pursuant to the Organic Documents of such SPC or pursuant to the MTN Program Documents or CP Program Documents; or

          (iv) usual and customary restrictions pursuant to any agreement relating to any Indebtedness of any Foreign Subsidiary permitted pursuant to clause (i) of Section 8.2.2, such as maintenance of net worth or other balance sheet conditions, provided that such restrictions are agreed to in good faith and, where applicable, based upon reasonable assumptions.

     SECTION 8.2.14. Ability to Amend; Restrictive Agreements. Each Borrower will not, and will not permit any of its Subsidiaries to, enter into, or accept obligations under, any agreement (a) prohibiting (including subjecting to any condition) the ability of such Borrower or any of its Subsidiaries to amend, supplement or otherwise modify this Agreement or any other Loan Document or (b) containing any provision that would contravene any provision of this Agreement or any other Loan Document.

     SECTION 8.2.15. Accounting Changes. The Parent will not, and will not permit any of its Subsidiaries to, change its Fiscal Year from twelve consecutive calendar months ending on December 31, except with the consent of the Administrative Agent (which consent shall not be unreasonably withheld, but which consent may be conditioned upon the effectuation of such amendments and other modifications to this Agreement, the other Loan Documents and the Chrysler Credit Support Documents as the Administrative Agent may reasonably request).

     SECTION 8.2.16. Activities of the Parent. Without limiting the effect of any provision contained in this Article VIII and notwithstanding any implication to the contrary hereunder, the Parent will not engage in any business activity other than (i) its ownership of all the shares of Capital Stock of the Subsidiary Borrowers, RCFC, Dollar Thrifty Funding and any other Person that may become a direct Subsidiary of the Parent in accordance with the provisions hereof to the extent such Person does not conduct a business activity which is one of the principal business activities conducted by Operations, Thrifty or New Dollar on the date hereof and (ii) its compliance with the obligations applicable to it under the Loan Documents, the Chrysler Credit Support
Documents, the MTN Program Documents and the CP Program Documents. Without limiting the generality of the immediately preceding sentence, the Parent will not (a) create, incur, assume or suffer to exist any Indebtedness (other than


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Indebtedness  under this  Agreement  or any other Loan  Document,  any  Chrysler
Credit Support Document, any such guaranty any Demand Capitalization Note, any intercompany Indebtedness pursuant to clause (o) of Section 8.2.2 or any Subordinated Debt pursuant to clause (u) of Section 8.2.2), (b) create, assume, or suffer to exist any Lien upon, or grant any options or other rights with respect to, any of its revenues, property or other assets, whether now owned or hereafter acquired (other than pursuant to the Loan Documents, the Chrysler Credit Support Documents or any intercompany Indebtedness described in clause
(i) of Section 8.2.3), (c) wind-up, liquidate or dissolve itself (or suffer to exist any of the foregoing), or consolidate or amalgamate with or merge into or with any other Person, or convey, sell, transfer, lease or otherwise dispose of all or any part of its assets, in one transaction or a series of transactions, to any Person or Persons, (d) create, incur, assume or suffer to exist any Investment in any Person other than (i) as provided in clause (a), (b), (g), (h) or (j) of Section 8.2.5 or (e) permit to be taken any action that would result in a Change in Control. The Parent agrees not to commence or cause the commencement of any of the actions described in clause (b), (c) or (d) of
Section 9.1.9 of this Agreement with respect to any of its Subsidiaries.

     SECTION 8.2.17. Certain Lease Arrangements. Each Borrower will not allow, and will not permit any of its Subsidiaries to allow, Rental Expense (as defined in the definition of "Fixed Charge Coverage Ratio") to exceed $8,000,000 during any Fiscal Quarter of the 2002 Fiscal Year, or $30,000,000 in the aggregate for the 2002 Fiscal Year.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

     SECTION 9.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 9.1 shall constitute an "Event of Default".

     SECTION 9.1.1. Non-Payment of Obligations. Any Borrower or any other Obligor shall (a) default in the payment or prepayment when due of any principal of any Loan, (b) default in the payment when due of any Reimbursement Obligation, or (c) default (and such default shall continue unremedied for a period of three Business Days) in the payment when due of any interest on any Loan, any fee or of any other Obligation.

     SECTION 9.1.2. Breach of Warranty. Any representation or warranty of any Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it (including the Original Amendment Agreement and the Amended and Restated Credit Agreement) or any other writing or certificate furnished by or on behalf of any Borrower or any other Obligor to either Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article VI) is or shall be incorrect when made in any material respect.

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     SECTION 9.1.3.   Non-Performance of Certain Covenants and Obligations.  (a)
Any Borrower shall default in the due performance and observance of any of its obligations under Section 8.2, clause (d), (e), (g) or (k) of Section 8.1.1, or
Section 8.1.2, 8.1.8 or 8.1.9.

     (b) Any Borrower shall default in the due performance and observance of any of its obligations under clause (a), (b), (c), (h) or (i) of Section 8.1.1, and such default shall continue unremedied for a period of ten days.

     SECTION 9.1.4. Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrowers by the Administrative Agent or any Lender.

     SECTION 9.1.5. Default on Other Indebtedness. (a) A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 9.1.1) of the Parent or any of its Subsidiaries having a principal amount, individually or in the aggregate, in excess of $5,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity and/or require the cash collateralization of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity or in the case of any letter of credit, to be cash collateralized prior to its stated expiry dated (including pursuant to any right of such holder, holders, trustee or agent to require the redemption, repurchase or other acquisition of such Indebtedness prior to its expressed maturity).

          (b) An Amortization Event (as defined in the Base Indenture) shall have occurred or RCFC shall become unable to finance the purchase of Vehicles pursuant to the CP Program or any similar event shall have occurred with respect to RCFC or any other SPC that would result in such Person being unable to finance the purchase of Vehicles and the Borrowers shall have failed to replace the MTN Program or CP Program, as the case may be, with an alternative source of financing having terms acceptable to the Required Lenders within 30 days of such occurrence.

     SECTION 9.1.6. Judgments. Any judgment or order for the payment of money in excess of $5,000,000 (to the extent not covered by insurance provided by a carrier that has not disputed coverage) shall be rendered against the Parent or any of its Subsidiaries and either

          (a)   enforcement  proceedings   shall  have  been  commenced  by  any
     creditor upon such judgment or order; or

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          (b)   there shall be any period of 20 consecutive  days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     SECTION 9.1.7. Pension Plans. Any of the following events shall occur with respect to any Pension Plan

          (a) the institution of any steps by any Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, any Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000; or

          (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

     SECTION 9.1.8.   Change in Control. Any Change in Control shall occur.

     SECTION 9.1.9. Bankruptcy, Insolvency, etc. The Parent or any of its Subsidiaries or any other Obligor shall

          (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

          (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Parent or any of its Subsidiaries or any other Obligor or any property of any thereof, or make a general assignment for the benefit of creditors;

          (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Parent or any of its Subsidiaries or any other Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that each of its Subsidiaries and each other Obligor hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any relevant proceeding during such 60- day period to preserve, protect and defend their rights under the Loan Documents;

          (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Parent or any of its Subsidiaries or any other Obligor, and, if any such case or proceeding is not commenced by the Parent or such Subsidiary or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Parent or such Subsidiary or such other Obligor or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Parent, such Subsidiary and each other Obligor hereby expressly authorizes each Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

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          (e)   take any  action authorizing,  or in furtherance  of, any of the foregoing.

     SECTION 9.1.10. Impairment of Security, etc. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; any Borrower or any other Obligor shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document.

     SECTION 9.2. Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 9.1.9 shall occur (except with respect to a Non-Material Subsidiary), the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable and each Borrower shall immediately comply with its obligations under Section 4.7, in each case, without notice or demand.

     SECTION 9.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section
9.1.9 (except with respect to a Non-Material Subsidiary)) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrowers declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated and/or demand immediate compliance of each Borrower with its obligations under Section 4.7, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, the Commitments shall terminate and/or, as the case may be, each Borrower shall be obligated to comply immediately with its obligations under Section 4.7.

                                   ARTICLE X

                               BORROWERS GUARANTY

     SECTION 10.1.    Guaranty.      Each    Borrower     hereby     absolutely,
unconditionally and irrevocably

          (a) guarantees (in such capacity, a "Borrower Guarantor") the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of each other Borrower (in such capacity, a "Borrower Debtor") now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and

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          (b)   indemnifies  and  holds  harmless each  Secured  Party  and each holder of a Note for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under the guaranty set forth in this Article X;

provided, however, that in the case of the guaranty made by each of Operations and Thrifty, Operations or Thrifty, as the case may be, shall be liable under the guaranty set forth in this Article X for the maximum amount of such liability that can be hereby incurred without rendering the guaranty set forth in this Article X, as it relates to Operations or Thrifty, as the case may be, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The guaranty set forth in this Article X constitutes a guaranty of payment when due and not of collection, and each Borrower Guarantor specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Borrower Debtor or any other Obligor (or any other Person) before or as a condition to the obligations of such Borrower Guarantor under the guaranty set forth in this
Article X.

     SECTION 10.2. Acceleration of Borrowers Guaranty. Each Borrower Guarantor agrees that, if an Event of Default of the nature set forth in Section
9.1.9 shall occur at a time when any of the Obligations of a Borrower Debtor may not then be due and payable, such Borrower Guarantor agrees that it will pay to the Administrative Agent for the account of the Secured Parties forthwith the full amount which would be payable under the guaranty set forth in this Article X by such Borrower Guarantor if all such Obligations were then due and payable.

     SECTION 10.3.    Guaranty  Absolute,  etc.  The guaranty  set forth in this
Article X shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of each Borrower and each other Obligor have been paid in full in cash, all obligations of each Borrower Guarantor under the guaranty set forth in this Article X shall have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments shall have terminated. Each Borrower Guarantor guarantees that the Obligations of each Borrower Debtor will be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of each Borrower Guarantor under the guaranty set forth in this
Article X shall be absolute, unconditional and irrevocable irrespective of:

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          (a)   any  lack  of  validity,  legality  or  enforceability  of  this
     Agreement, any Note or any other Loan Document;

          (b)   the failure of any Secured Party or any holder of any Note

               (i) to assert any claim or demand or to enforce any right or remedy against any Borrower Debtor, any other Obligor or any other Person (including any other guarantor (including such Borrower
          Guarantor)) under the provisions of this Agreement, any Note, any other Loan Document or otherwise, or

               (ii)   to  exercise   any  right   or  remedy  against  any other
               guarantor (including such Borrower Guarantor) of, or collateral securing, any Obligations of any Borrower Debtor;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Borrower Debtor, or any other extension, compromise or renewal of any Obligation of the any Borrower Debtor;

          (d) any reduction, limitation, impairment or termination of any Obligations of any Borrower Debtor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and such Borrower Guarantor hereby waives any right to or claim
     of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of any Borrower Debtor or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement, any Note or any other Loan Document;

          (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Obligations of any Borrower Debtor; or

          (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower Debtor, any surety or any guarantor.

     SECTION 10.4. Reinstatement, etc. Each Borrower Guarantor agrees that the guaranty set forth in this Article X shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of any Borrower Debtor or otherwise, all as though such payment had not been made.

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     SECTION 10.5.    Waiver,   etc.  Each  Borrower   Guarantor  hereby  waives
promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of any Borrower Debtor and the guaranty set forth in this
Article X and any requirement that the Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against any Borrower Debtor, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of any Borrower Debtor.

     SECTION 10.6. Postponement of Subrogation, etc. Each Borrower Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under the guaranty set forth in this Article X, by any payment made under the guaranty set forth in this Article X or otherwise, until the prior payment in full in cash of all Obligations of each Borrower Debtor and each other Obligor, the termination or expiration of all Letters of Credit and the termination of all Commitments. Any amount paid to any Borrower Guarantor on account of any such subrogation rights prior to the payment in full in cash of all Obligations of each Borrower Debtor and each other Obligor shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured
Parties and each holder of a Note and credited and applied against the Obligations of each Borrower Debtor and each other Obligor, whether matured or unmatured, in accordance with the terms of this Agreement; provided, however, that if

          (a) such Borrower Guarantor has made payment to the Secured Parties and each holder of a Note of all or any part of the Obligations of each Borrower Debtor, and

          (b) all Obligations of each Borrower and each other Obligor have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at such Borrower Guarantor's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to the Parent appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Borrower Guarantor of an interest in the Obligations of the applicable Borrower Debtor resulting from such payment by such Borrower Guarantor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, such Borrower Guarantor shall refrain from taking any action or commencing any proceeding against such Borrow Debtor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under the guaranty set forth in this Article X to any Secured Party or any holder of a Note.

     SECTION 10.7. Right of Contribution. Each Borrower Guarantor hereby agrees that to the extent that a Borrower Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Borrower Guarantor shall be entitled to seek and receive contribution from and against any other Borrower Guarantor hereunder who has not paid its proportionate share of such payment. Each Borrower Guarantor's right of contribution shall be subject to the terms and conditions of Section 10.6. The provisions of this Section 10.7 shall in no respect limit the obligations and liabilities of any Borrower Guarantor to the Administrative Agent and each other Secured Party, and each Borrower Guarantor shall remain liable to the Administrative Agent and each other Secured Party for the full amount guaranteed by such Borrower Guarantor hereunder.

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     SECTION 10.8.    Successors,  Transferees and Assigns;  Transfers of Notes,
etc. The guaranty set forth in this Article X shall:

          (a) be binding upon each Borrower Guarantor, and its successors, transferees and assigns; and

          (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including the guaranty set forth in this Article X) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 12.11 and Article XI.

                                   ARTICLE XI

                                   THE AGENTS

     SECTION 11.1. Actions. Each Lender hereby appoints Credit Suisse First Boston as its Administrative Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) each Agent pro rata according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, such Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as


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to which such Agent is not reimbursed by the Borrowers;  provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from such Agent's gross negligence or willful misconduct. No Agent shall be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless such Agent is indemnified hereunder to its satisfaction. If any indemnity in favor of either Agent shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION 11.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 12:00 noon (New York City, New York time) on the Business Day of a Borrowing, with respect to ABR Loans, and by 5:00 p.m. (New York City, New York time) on the Business Day prior to a Borrowing, with respect to Eurodollar Loans, that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the applicable Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to such Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of such Borrower) and (in the case of the Lender), at the Federal Funds Rate for the first two Business Days after which such amount has not been repaid, and thereafter at the interest rate applicable to Loans comprising such Borrowing.

     SECTION 11.3. Exculpation. Neither Agent nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by any Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by either Agent shall not obligate it to make any further inquiry or to take any action. Each Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which such Agent believes to be genuine and to have been presented by a proper Person.

     SECTION 11.4. Successor. The Administrative Agent may resign as such at any time upon at least 30 days' prior written notice to the Borrowers and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may (with the consent of the Borrowers so long as a Default has not occurred and is not then continuing, such consent not to be unreasonably withheld or delayed) appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and


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shall  have  accepted  such  appointment,  within  30 days  after  the  retiring
Administrative Agent's giving written notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of

          (a) this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

          (b) Section 11.3 and Section 11.4 shall continue to inure to its benefit.

     SECTION 11.5. Credit Extensions by Agents. Each Agent shall have the same rights and powers with respect to (x) the Loans made by it in its capacity as a Lender or any of its Affiliates, (y) the Notes held by it or any of its Affiliates, and (z) its participating interests in the Letters of Credit as any other Lender and may exercise the same as if it were not an Agent. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Borrower or any Subsidiary or Affiliate of any Borrower as if Credit Suisse First Boston and Chase were not Agents hereunder.

     SECTION 11.6. Credit Decisions. Each Lender acknowledges that it has, independently of each Agent and each other Lender, and based on such Lender's review of the financial information of the Borrowers, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of each Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

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     SECTION 11.7.    Collateral  Agent.  Each Lender consents and agrees to all of the terms and provisions of the Intercreditor Agreement and the other Security Documents, as the same may be in effect from time to time or may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Security Documents and this Agreement, and authorizes and directs the Collateral Agent (as defined in the Intercreditor Agreement) to act as collateral agent pursuant to the Intercreditor Agreement (including pursuant to the appointment thereof under Section 5.1 of the Intercreditor Agreement).

     SECTION 11.8. Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by any Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by such Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from any Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement or any other Loan Document.

     SECTION 11.9. Subagents. At any time, for the purposes of complying with any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts are to be performed, or for the purposes of obtaining a judgment in any jurisdiction of either a judgment already obtained or the enforcement of any of the provisions of this Agreement or any other Loan Document or for any other similar reason, the Administrative Agent shall have the power, upon notice in writing to the Parent, to appoint any Person to act as its subagent with such of the rights (including the right to remuneration and indemnity), powers, duties and obligations that the Administrative Agent has hereunder or under any other Loan Document as may be conferred or imposed by the instrument of appointment; provided, however, that such subagent shall not be entitled to exercise any greater trusts, powers, authorities and discretion than, or to do anything which could not have been done by, the Administrative Agent pursuant to this Agreement or any other Loan Document. Any subagent so appointed may be removed by the Administrative Agent in like manner. Such reasonable remuneration as the Administrative Agent may pay to any such Person, together with any reasonable costs, charges, liabilities and expenses incurred by it in performing its functions as such subagent, shall for purposes of this Agreement and each other Loan Document, be treated as costs, charges, liabilities and expenses incurred by the Administrative Agent.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

     SECTION 12.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by each Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver which would:

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          (a)   modify any requirement hereunder that any  particular  action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

          (b) modify this Section 12.1, change the definition of "Required Lenders", increase the Commitment Amount or the Percentage of any Lender, reduce any fees described in Article III (other than any fee payable to the Administrative Agent solely for its own account or the Issuer solely for its own account), release all or substantially all of the collateral, except as otherwise specifically provided in any Loan Document, release any Guarantor from its obligations under its Guaranty, or extend the Commitment Termination Date shall be made without the consent of each Lender;

          (c) extend the due date for, or reduce the amount of, (i) any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) or (ii) any repayment of a Reimbursement Obligation (or reduce the amount of or rate of interest on any Reimbursement Obligation) shall be made without the consent of each Lender;

          (d) modify Section 2.2.4 shall be made without the consent of Credit Suisse First Boston and Chase;

          (e) affect adversely the rights or obligations of the Issuer qua the Issuer shall be made without the consent of the Issuer; or

          (f) affect adversely the rights or obligations of the Administrative Agent qua the Administrative Agent shall be made without the consent of the Administrative Agent.

Notwithstanding the foregoing provisions of this Section 12.1, the Administrative Agent and the Borrowers may, in connection with implementation or maintenance of any CP Program or MTN Program, without the consent of any Lender, enter into any amendment, supplement or other modification to any Enhancement Letters of Credit or Enhancement Letter of Credit Application and Agreement, in form and substance satisfactory to the Administrative Agent, to cure any ambiguity or to correct or supplement any provision in this Agreement or any other Loan Document that may be inconsistent with any provision applicable to such CP Program or MTN Program; provided, however, that (i) any such action shall not have an adverse effect on the interests of the Lenders and (ii) a copy of any such amendment, supplement or other modification shall be furnished to the Lenders or the Issuer in accordance with the notice provisions hereof not later than five days prior to the execution thereof by the Administrative Agent. No failure or delay on the part of either Agent, the Issuer, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by either Agent, the Issuer, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

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     SECTION 12.2.    Notices. All notices and  other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth in the case of any Borrower or any Agent, below its signature hereto or in the case of any Lender, in Schedule I hereto or in a Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Each notice shall be deemed to have been duly given or made when delivered, or five Business Days after being deposited in the mail, postage prepaid and return receipt requested, or, in the case of facsimile notice, when electronic confirmation thereof is received by the transmitter, except that notices pursuant to Article II, III, IV or XI to the Administrative Agent shall not be effective until actually received by the Administrative Agent, and notices pursuant to Article IV to the Issuer shall not be effective until actually received by the Issuer.

     SECTION 12.3. Payment of Costs and Expenses. The Borrowers, jointly and severally, agree to pay on demand all expenses of each Agent and each Arranger (including the reasonable fees and out-of-pocket expenses of counsel to the Agents and of local counsel, if any, who may be retained by counsel to the Agents) in connection with

          (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

          (b) the filing, recording, refiling or rerecording of any Loan Document and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements, amendments and restatements and other modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or the terms of any Loan Document; and

          (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrowers further, jointly and severally, agree to pay, and to save the Agents, the Arrangers, the Issuer and the Lenders harmless from all liability for, any stamp, issuance, excise or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions hereunder, the issuance of the Notes, Letters of Credit or any other Loan Documents. The Borrowers also, jointly and severally, agree to reimburse each Agent, the Issuer and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by such Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

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     SECTION 12.4.    Indemnification.  In consideration  of the  execution  and delivery of this Agreement by each Agent, each Arranger, the Issuer and each Lender and the extension of the Commitments, the Borrowers hereby, jointly and severally, indemnify, exonerate and hold each Agent, each Arranger, the Issuer and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, including all Indemnified Liabilities arising in connection with the Original Transaction, the amendment and restatement of the Original Credit Agreement, the amendment and restatement of the Amended and Restated Credit Agreement in the form hereof, any of the other transactions contemplated hereby or by the Amendment Agreement or the use of any Letter of Credit;

          (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of any Borrower as the result of any determination by the Required Lenders pursuant to Article VI not to fund any Credit Extension; provided that any such action is resolved by final judgment of a court of competent jurisdiction in favor of such Indemnified Party);

          (c)   any  investigation,  litigation  or proceeding  related  to  any
     acquisition   or  proposed   acquisition  by  the  Parent  or  any  of  its
     Subsidiaries of all or any portion of the stock or assets of any Person, whether or not such Agent, such Arranger, the Issuer or such Lender is party thereto;

          (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Parent or any of its Subsidiaries of any Hazardous Material; or

          (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Parent or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Parent or such Subsidiary,

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except  for any  such  Indemnified  Liabilities  arising  for the  account  of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct or a breach by such Indemnified Party (or its agents or employees or any other Person under its control) of any of its obligations under this Agreement, as determined by a final judgment of a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION 12.5. Survival. The obligations of each Borrower under Sections 4.9, 5.3, 5.4, 5.5, 5.6, 12.3 and 12.4, and the obligations of the Lenders under
Section 11.1, shall in each case survive any assignment from one Lender to another and any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

     SECTION 12.6. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 12.7. Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION 12.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall constitute together but one and the same agreement. This Agreement shall become effective pursuant to the terms of the Amendment Agreement.

     SECTION 12.9. Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement, the Fee Letter, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

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     SECTION 12.10.   Successors and Assigns.  This Agreement  shall be  binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

          (a) no Borrower may assign or transfer either of their respective rights or obligations hereunder without the prior written consent of the Administrative Agent and all of the Lenders, except permitted pursuant to clause (a) of Section 8.2.9 provided that, in the event of any such transaction, the Administrative Agent shall have received such supplements or other modifications to this Agreement and the other Loan Documents as it may reasonably request to confirm the Obligations of such Borrower and the other Obligors); and

          (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 12.11.

     SECTION 12.11. Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons in accordance with this Section 12.11.

     SECTION 12.11.1. Assignments. Any Lender,


          (a) with the written consents of each Borrower, the Issuer and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of such Borrower, (i) shall be deemed to have been given in the absence of a written notice delivered by such Borrower to the Administrative Agent, on or before the fifth Business Day after receipt by such Borrower of such Lender's request for consent, stating, in reasonable detail, the reasons why such Borrower proposes to withhold such consent and (ii) shall not be required if an Event of Default has occurred and is then continuing) may at any time assign and delegate to one or more Eligible Assignees, and

          (b) with notice to the Borrowers, the Issuer and the Administrative Agent, but without the consent of any Borrower, the Issuer or the Administrative Agent, may assign and delegate to any of its Affiliates which is an Eligible Assignee or to any other Lender

(each assignee to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans, participations in Letter of Credit Outstandings and Commitments (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitments) in a minimum aggregate amount equal to the lesser of $5,000,000 and the aggregate amount of such assigning Lender's Loans, participation in Letter of Credit Outstanding and Commitments; provided, however, that, after giving effect to such assignment, the assigning Lender shall have Commitments, participations in Letter of Credit Outstandings and Loans aggregating at least $5,000,000 or no such Commitments, participations and Loans; provided further, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in the last sentence of Section 5.6; provided further, however, that, each Borrower, the Issuer and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

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          (i)    written  notice  of such  assignment and  delegation,  together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrowers, the Issuer and the Administrative Agent by such assigning Lender and such Assignee Lender,

          (ii) such Assignee Lender shall have executed and delivered to the Borrowers, the Issuer and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent, and

          (iii) the processing fees described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assigning Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, each Borrower shall, to the extent requested, execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assigning Lender has retained Loans and Commitments hereunder which are evidenced by any Notes, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to each applicable Borrower. Accrued interest on that part of the principal comprising any assigned Loans, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the principal of any Loans not assigned shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in this Agreement. Such assigning Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500. Any attempted assignment and delegation not made in accordance with this Section 12.11.1 shall be null and void.

     Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including the Loans owing to it and the Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the F.R.S. Board; provided, however, the obligations of such Lender under this Agreement or under any other Loan Document shall not be delegated or assigned pursuant to any foreclosure under such pledge without the consents of each Borrower, the Administrative Agent and the Issuer.

     The Borrowers hereby designate the Administrative Agent to serve as the Borrowers' agent, solely for the purpose of this paragraph, to maintain a register (the "Register") on which the Administrative Agent will record each Lender's Loan Commitment, the Loans made by each Lender, and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to this Section 12.11.1. Failure to make any recordation, or any error in such recordation, shall not affect the Borrowers obligations in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Loan Commitment and the Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Loan Commitment or the Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the assignor thereof. No assignment or transfer of a Lender's Loan Commitment or the Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

     SECTION 12.11.2. Participations. Any Lender may at any time sell to one or more commercial banks or other financial institutions (each of such commercial banks and other financial institutions being herein called a "Participant") participating interests (or a sub-participating interest, in the case of a Lender's participating interest in a Letter of Credit) in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that

          (a)   no  participation  or  sub-participation   contemplated in  this
     Section 12.11 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document,

          (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations,

          (c) each Borrower and each other Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

          (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of Section 12.1,

          (e)   no Borrower  shall  be required  to pay any amount under Section
     5.6 that is greater than the amount which it would have been required to pay had no participating interest been sold, and

          (f) such Lender shall comply with any obligation to withhold taxes or any filing or reporting requirements imposed under applicable law relating to such Participant and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such matters.

Each Borrower acknowledges and agrees that each Participant, for purposes of Sections 5.3, 5.4, 5.5, 5.6, 5.8, 5.9, 12.3 and 12.4, shall be considered a
Lender; provided, that no Participant shall be entitled to receive any greater payment under Section 5.3, 5.4 or 5.5 than the Lender that transferred such rights to such Participant would have been entitled to receive with respect to such rights, unless such transfer is made with a Borrower's prior written consent.

     SECTION 12.12. Other Transactions. Nothing contained herein shall preclude either Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with any Borrower or any of its Affiliates in which such Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION 12.13. Independence of Covenants. All covenants contained in this Agreement and each other Loan Document shall be given independent effect such that, in the event a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not, unless expressly so provided in such first covenant, avoid the occurrence of a Default or an Event of Default if such action is taken or such condition exists.

     SECTION 12.14. Confidentiality. The Agents, the Issuer and the Lenders shall hold all non-public information provided to them by the Parent or any of its Subsidiaries pursuant to or in connection with this Agreement in accordance with their customary procedures for handling confidential information of this nature, but may make disclosure to any of their examiners, regulators (including the National Association of Insurance Commissioners), Affiliates, outside auditors, counsel and other professional advisors in connection with this

Agreement or any other Loan Document or as reasonably required by any potential bona fide transferee, participant or assignee, or in connection with the exercise of remedies under a Loan Document, or as requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that (a) unless specifically prohibited by applicable law or court order, each Agent, the Issuer and each Lender shall promptly notify the Borrowers of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Agent, the Issuer or such Lender by such governmental agency) for disclosure of any such non-public information and, where practicable, prior to disclosure of such information; (b) prior to any such disclosure pursuant to this Section 12.14, each Agent, the Issuer and each Lender shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree, for the benefit of the Parent and its Subsidiaries, in writing (i) to be bound by this Section 12.14; and (ii) to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this Section 12.14; and (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by the Parent or any of its Subsidiary.

     SECTION 12.15. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PERSON MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO SUCH PERSON OR THE PROPERTY OF SUCH PERSON, EACH BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF THE OBLIGATIONS OF SUCH PERSON UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 12.16. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, THE LENDERS AND EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY BORROWER. EACH BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

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                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I       DEFINITIONS AND ACCOUNTING TERMS...............................4

   SECTION 1.1.     Defined Terms..............................................4

   SECTION 1.2.     Use of Defined Terms......................................42

   SECTION 1.3.     Cross-References..........................................42

   SECTION 1.4.     Accounting and Financial Determinations...................42

ARTICLE II          COMMITMENTS, BORROWING PROCEDURES AND NOTES...............43

   SECTION 2.1.     Commitments...............................................43

      SECTION 2.1.1.     Loan Commitment......................................43

      SECTION 2.1.2.     Commitment to Issue Letters of Credit................43

      SECTION 2.1.3.     Lenders Not Permitted or Required to Make
                         Loans or Issue Letters of Credit Under
                         Certain Circumstances................................43

   SECTION 2.2.       Reduction of Commitment Amounts.........................44

      SECTION 2.2.1.     Optional.............................................44

      SECTION 2.2.2.     Mandatory............................................44

      SECTION 2.2.3.     Corresponding Reductions.............................45

      SECTION 2.2.4.     Initial Reductions...................................45

   SECTION 2.3.     Borrowing Procedure.......................................46

   SECTION 2.4.     Continuation and Conversion Elections.....................47

   SECTION 2.5.     Funding...................................................48

   SECTION 2.6.     Loan Accounts.............................................48

ARTICLE III   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES......................48

   SECTION 3.1.     Repayments and Prepayments................................48

   SECTION 3.2.     Interest Provisions.......................................50

      SECTION 3.2.1.     Rates................................................50

      SECTION 3.2.2.     Post-Maturity Rates..................................50

      SECTION 3.2.3.     Payment Dates........................................51

   SECTION 3.3.     Fees......................................................51

      SECTION 3.3.1.     Commitment Fees......................................51

      SECTION 3.3.2.     [INTENTIONALLY OMITTED]..............................51

      SECTION 3.3.3.     Administrative Agent's Fee...........................51

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                                  (continued)

                                                                            Page

      SECTION 3.3.4.     Letter of Credit Face Amount Fee.....................52

      SECTION 3.3.5.     Letter of Credit Issuing Fee.........................52

      SECTION 3.3.6.     Letter of Credit Administrative Fee..................52

ARTICLE IV    LETTERS OF CREDIT...............................................52

   SECTION 4.1.     Issuance Requests.........................................52

   SECTION 4.2.     Issuances and Extensions..................................54

   SECTION 4.3.     Expenses..................................................54

   SECTION 4.4.     Other Lenders' Participation..............................54

   SECTION 4.5.     Disbursements.............................................55

   SECTION 4.6.     Reimbursement.............................................56

   SECTION 4.7.     Deemed Disbursements......................................56

   SECTION 4.8.     Nature of Reimbursement Obligations.......................57

   SECTION 4.9.     Indemnity.................................................58

   SECTION 4.10.    Borrowers' Guaranty of Reimbursement Obligations
                    of its Subsidiaries.......................................58

      SECTION 4.10.1.    Guaranty.............................................58

      SECTION 4.10.2.    Acceleration of Guaranty.............................59

      SECTION 4.10.3.    Guaranty Absolute, etc...............................59

      SECTION 4.10.4.    Reinstatement, etc...................................60

      SECTION 4.10.5.    Waiver, etc..........................................61

      SECTION 4.10.6.    Postponement of Subrogation, etc.....................61

      SECTION 4.10.7.    Right of Contribution................................62

      SECTION 4.10.8.    Successors, Transferees and Assigns;
                         Transfers of Notes, etc..............................62

   SECTION 4.11.    No Bankruptcy Petition Against RCFC or Dollar
                    Thrifty Funding...........................................62

   SECTION 4.12.    Original Letters of Credit................................63

ARTICLE V     CERTAIN EURODOLLAR RATE AND OTHER PROVISIONS....................63

   SECTION 5.1.     Eurodollar Rate Lending Unlawful..........................63

   SECTION 5.2.     Deposits Unavailable......................................63

   SECTION 5.3.     Increased Eurodollar Loan Costs, etc......................63

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                                  (continued)

                                                                            Page

   SECTION 5.4.     Funding Losses............................................64

   SECTION 5.5.     Increased Capital Costs...................................65

   SECTION 5.6.     Taxes.....................................................65

   SECTION 5.7.     Payments, Computations, etc...............................69

   SECTION 5.8.     Sharing of Payments.......................................69

   SECTION 5.9.     Setoff....................................................70

   SECTION 5.10.    Replacement of Lender.....................................70

ARTICLE VI    CONDITIONS PRECEDENT............................................71

   SECTION 6.1.     [INTENTIONALLY OMITTED]...................................71

   SECTION 6.2.     All Credit Extensions.....................................71

      SECTION 6.2.1.     Compliance with Warranties, No Default, etc..........71

      SECTION 6.2.2.     Credit Request.......................................72

      SECTION 6.2.3.     Enhancement Letters of Credit........................72

      SECTION 6.2.4.     Satisfactory Legal Form..............................72

ARTICLE VII   REPRESENTATIONS AND WARRANTIES..................................73

   SECTION 7.1.     Organization, etc.........................................73

   SECTION 7.2.     Due Authorization, Non-Contravention, etc.................73

   SECTION 7.3.     Government Approval, Regulation, etc......................74

   SECTION 7.4.     Validity, etc.............................................74

   SECTION 7.5.     Financial Information.....................................74

   SECTION 7.6.     No Material Adverse Change................................75

   SECTION 7.7.     Litigation, Labor Controversies, etc......................75

   SECTION 7.8.     Subsidiaries..............................................75

   SECTION 7.9.     Ownership of Properties...................................76

   SECTION 7.10.    Taxes.....................................................76

   SECTION 7.11.    Pension and Welfare Plans.................................76

   SECTION 7.12.    Environmental Warranties..................................77

   SECTION 7.13.    Intellectual Property.....................................78

   SECTION 7.14.    Regulations U and X.......................................79

   SECTION 7.15.    Accuracy of Information...................................79

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                                TABLE OF CONTENTS
                                  (continued)

                                                                            Page

   SECTION 7.16.    Original Transaction Documents............................79

   SECTION 7.17.    Non-Guarantor Subsidiaries................................79

   SECTION 7.18.    Non-Impairment, etc.......................................80

ARTICLE VIII  COVENANTS.......................................................81

   SECTION 8.1.     Affirmative Covenants.....................................81

      SECTION 8.1.1.     Financial Information, Reports, Notices, etc.........81

      SECTION 8.1.2.     Compliance with Laws, Material Agreements, etc.......84

      SECTION 8.1.3.     Maintenance of Properties............................85

      SECTION 8.1.4.     Insurance............................................85

      SECTION 8.1.5.     Books and Records....................................86

      SECTION 8.1.6.     Environmental Covenant...............................86

      SECTION 8.1.7.     Use of Proceeds......................................87

      SECTION 8.1.8.     Additional Real Property.............................87

      SECTION 8.1.9.     Future Subsidiaries..................................88

   SECTION 8.2.     Negative Covenants........................................91

      SECTION 8.2.1.     Business Activities..................................91

      SECTION 8.2.2.     Indebtedness.........................................93

      SECTION 8.2.3.     Liens................................................96

      SECTION 8.2.4.     Financial Condition..................................98

      SECTION 8.2.5.     Investments.........................................101

      SECTION 8.2.6.     Restricted Payments, etc............................103

      SECTION 8.2.7.     Capital Expenditures, etc...........................106

      SECTION 8.2.8.     Take or Pay Contracts...............................107

      SECTION 8.2.9.     Consolidation, Merger, etc..........................107

      SECTION 8.2.10.    Asset Dispositions, etc.............................108

      SECTION 8.2.11.    Modification of Certain Agreements..................109

      SECTION 8.2.12.    Transactions with Affiliates........................109

      SECTION 8.2.13.    Negative Pledges, Restrictive Agreements, etc.......109

      SECTION 8.2.14.    Ability to Amend; Restrictive Agreements............110

      SECTION 8.2.15.    Accounting Changes..................................110

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                                TABLE OF CONTENTS
                                  (continued)

                                                                            Page

      SECTION 8.2.16.    Activities of the Parent............................110

      SECTION 8.2.17.    Certain Lease Arrangements..........................111

ARTICLE IX    EVENTS OF DEFAULT..............................................111

   SECTION 9.1.     Listing of Events of Default.............................111

      SECTION 9.1.1.     Non-Payment of Obligations..........................111

      SECTION 9.1.2.     Breach of Warranty..................................111

      SECTION 9.1.3.     Non-Performance of Certain Covenants and
                         Obligations.........................................112

      SECTION 9.1.4.     Non-Performance of Other Covenants and
                         Obligations.........................................112

      SECTION 9.1.5.     Default on Other Indebtedness.......................112

      SECTION 9.1.6.     Judgments...........................................112

      SECTION 9.1.7.     Pension Plans.......................................113

      SECTION 9.1.8.     Change in Control...................................113

      SECTION 9.1.9.     Bankruptcy, Insolvency, etc.........................113

      SECTION 9.1.10.    Impairment of Security, etc.........................114

   SECTION 9.2.     Action if Bankruptcy.....................................114

   SECTION 9.3.     Action if Other Event of Default.........................114

ARTICLE X     BORROWERS GUARANTY.............................................114

   SECTION 10.1.    Guaranty.................................................114

   SECTION 10.2.    Acceleration of Borrowers Guaranty.......................115

   SECTION 10.3.    Guaranty Absolute, etc...................................115

   SECTION 10.4.    Reinstatement, etc.......................................116

   SECTION 10.5.    Waiver, etc..............................................117

   SECTION 10.6.    Postponement of Subrogation, etc.........................117

   SECTION 10.7.    Right of Contribution....................................117

   SECTION 10.8.    Successors, Transferees and Assigns; Transfers
                    of Notes, etc............................................118

ARTICLE XI    THE AGENTS.....................................................118

   SECTION 11.1.    Actions..................................................118

   SECTION 11.2.    Funding Reliance, etc....................................119

   SECTION 11.3.    Exculpation..............................................119

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                                  (continued)

                                                                            Page

   SECTION 11.4.    Successor................................................119

   SECTION 11.5.    Credit Extensions by Agents..............................120

   SECTION 11.6.    Credit Decisions.........................................120

   SECTION 11.7.    Collateral Agent.........................................121

   SECTION 11.8.    Copies, etc..............................................121

   SECTION 11.9.    Subagents................................................121

ARTICLE XII   MISCELLANEOUS PROVISIONS.......................................121

   SECTION 12.1.    Waivers, Amendments, etc.................................121

   SECTION 12.2.    Notices..................................................123

   SECTION 12.3.    Payment of Costs and Expenses............................123

   SECTION 12.4.    Indemnification..........................................124

   SECTION 12.5.    Survival.................................................125

   SECTION 12.6.    Severability.............................................125

   SECTION 12.7.    Headings.................................................125

   SECTION 12.8.    Execution in Counterparts, Effectiveness, etc............125

   SECTION 12.9.    Governing Law; Entire Agreement..........................125

   SECTION 12.10.   Successors and Assigns...................................126

   SECTION 12.11.   Sale and Transfer of Loans and Notes;
                    Participations in Loans and Notes........................126

      SECTION 12.11.1.   Assignments.........................................126

      SECTION 12.11.2.   Participations......................................128

   SECTION 12.12.   Other Transactions.......................................129

   SECTION 12.13.   Independence of Covenants................................129

   SECTION 12.14.   Confidentiality..........................................129

   SECTION 12.15.   Forum Selection and Consent to Jurisdiction..............130

   SECTION 12.16.   Waiver of Jury Trial.....................................131

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                                  (continued)

                                                                            Page




SCHEDULE I     -    Lender Information
SCHEDULE II    -    Subordinated Intercompany Note Terms
SCHEDULE III   -    Existing Material Property
SCHEDULE IV    -    [INTENTIONALLY OMITTED]
SCHEDULE V     -    Non-Counted Assets

DISCLOSURE SCHEDULE

EXHIBIT A      -    Form of Revolving Note
EXHIBIT B-1    -    Form of Borrowing Request
EXHIBIT B-2    -    Form of Issuance Request
EXHIBIT C      -    Form of Continuation/Conversion Notice
EXHIBIT D      -    Form of Compliance Certificate
EXHIBIT E      -    Form of Pledge Agreement
EXHIBIT F      -    Form of Security Agreement
EXHIBIT G      -    Form of Subsidiary Guaranty
EXHIBIT H-1    -    Form of Mortgage
EXHIBIT H-2    -    Form of Deed of Trust
EXHIBIT I      -    Form of Intercreditor Agreement
EXHIBIT J      -    Form of CP Enhancement Letter of Credit
EXHIBIT K      -    Form of Amendment Effective Date Certificate
EXHIBIT L      -    Form of Lender Assignment Agreement
EXHIBIT M      -    Form of U.S. Tax Compliance Certificate


                                      vii